Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Entity Registrant Name	Dryships Inc.
Entity Central Index Key	0001308858
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Well Known Seasoned Issuer	Yes
Entity Common Stock Shares Outstanding	423,762,094
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS:
Cash and cash equivalents	$ 251,143	$ 391,530
Restricted cash (Note 2)	72,765	578,311
Trade accounts receivable, net of allowance for doubtful receivables of $3,237 and $18,420	139,971	25,204
Due from related parties (Note 4)	26,146	20,939
Financial instruments (Note 12)	0	1,538
Other current assets (Note 5)	104,228	47,588
Total current assets	594,253	1,065,110
FIXED ASSETS, NET:
Advances for vessels and drillships under construction and acquisitions (Note 6)	1,027,889	2,072,699
Vessels, net (Note 7)	1,956,270	1,917,966
Drilling rigs, drillships, machinery and equipment, net (Note 7)	4,587,916	1,249,333
Total fixed assets, net	7,572,075	5,239,998
OTHER NON-CURRENT ASSETS:
Restricted cash (Note 2)	332,801	195,517
Intangible assets, net (Note 9)	9,062	10,506
Above-market acquired time charter and drilling contracts (Note 9)	40,102	1,170
Other non-current assets (Note 10)	73,396	472,193
Total other non-current assets	455,361	679,386
Total assets	8,621,689	6,984,494
CURRENT LIABILITIES:
Current portion of long-term debt (Note 11)	429,149	731,232
Accounts payable and other current liabilities	58,774	14,009
Accrued liabilities	119,838	67,554
Due to related parties (Note 4)	7,518	0
Deferred revenue	50,052	49,937
Financial instruments (Note 12)	100,104	72,703
Total current liabilities	765,435	935,435
NON-CURRENT LIABILITIES:
Below-market acquired time charter and drilling contracts (Note 9)	0	854
Long-term debt, net of current portion (Note 11)	3,812,686	1,988,460
Financial instruments (Note 12)	102,346	159,376
Other non-current liabilities (Note 15)	2,560	840
Total non-current liabilities	3,917,592	2,149,530
COMMITMENTS AND CONTINGENCIES (Note 16)	0	0
STOCKHOLDERS' EQUITY:
Preferred stock, $0.01 par value; 500,000,000 shares authorized at December 31, 2010 and 2011; 100,000,000 shares designated as Series A Convertible preferred stock; 52,238,806 and 0 shares of Series A Convertible Preferred Stock issued and outstanding at December 31, 2010 and 2011, respectively (Note 13)	0	522
Common stock, $0.01 par value; 1,000,000,000 shares authorized at December 31, 2010 and 2011; 369,649,777 and 424,762,094 shares issued and outstanding at December 31, 2010 and 2011, respectively (Note 13)	4,247	3,696
Treasury stock; $0.01 par value; 0 and 1,000,000 shares at December 31, 2010 and 2011, respectively (Note 11)	(10)	0
Additional paid-in capital (Note 13)	2,908,950	2,955,018
Accumulated other comprehensive loss	(28,610)	(38,754)
Retained earnings	260,751	335,345
Total Dryships Inc. stockholders' equity	3,145,328	3,255,827
Non controlling interests	793,334	643,702
Total equity	3,938,662	3,899,529
Total liabilities and stockholders' equity	$ 8,621,689	$ 6,984,494

Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets
Allowance for doubtful receivables	$ 18,420	$ 3,237
Preferred stock par value	$ 0.01	$ 0.01
Statement [Line Items]
Preferred stock shares authorized	500,000,000	500,000,000
Common stock par value	$ 0.01	$ 0.01
Common stock shares authorized	1,000,000,000	1,000,000,000
Common stock shares issued	424,762,094	369,649,777
Common stock shares outstanding	424,762,094	369,649,777
Treasury stock par value	$ 0.01	$ 0.01
Treasury stock, shares	1,000,000	0
Series A Convertible Preferred Stock
Statement [Line Items]
Preferred stock shares authorized	100,000,000	100,000,000
Preferred stock shares issued	0	52,238,806
Preferred stock shares outstanding	0	52,238,806

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
REVENUES:
Voyage revenues	$ 378,013	$ 457,804	$ 444,385
Leasing revenues	112,118	141,211	223,774
Service revenues	587,531	260,730	151,675
Total Revenues (Note 2 and 20)	1,077,662	859,745	819,834
OPERATING EXPENSES/(INCOME):
Voyage expenses (Note 2 and 18)	20,573	27,433	28,779
Vessel, drilling rigs and drillships operating expenses (Note 18)	373,122	190,614	201,887
Depreciation and amortization (Note 7 and 9)	274,281	192,891	196,309
Loss/(Gain) on sale of assets, net	3,357	(9,435)	(2,045)
Gain on contract cancellation (Note 7)	(6,202)	0	(15,270)
Contract termination fees and forfeiture of vessel deposits (Note 4 and 6)	0	0	259,459
Vessel impairment charge (Note 7 and 12)	144,688	3,588	1,578
Gain on insurance proceeds	(25,064)	0	0
General and administrative expenses	114,282	87,264	90,823
Operating income/(loss)	178,625	367,390	58,314
OTHER INCOME / (EXPENSES):
Interest and finance costs (Note 19)	(151,403)	(67,825)	(84,430)
Interest income	16,575	21,866	10,414
Gain/(loss) on interest rate swaps (Note 12)	(68,943)	(120,505)	23,160
Other, net (Note 12)	5,288	9,960	(6,692)
Total expenses, net	(198,483)	(156,504)	(57,548)
INCOME /(LOSS) BEFORE INCOME TAXES	(19,858)	210,886	766
Less: Income taxes (Note 22)	(27,428)	(20,436)	(12,797)
NET INCOME/(LOSS)	(47,286)	190,450	(12,031)
Less: Net income attributable to non controlling interests (Note 2)	(22,842)	(2,123)	(7,178)
NET INCOME/(LOSS) ATTRIBUTABLE TO DRYSHIPS INC.	(70,128)	188,327	(19,209)
NET INCOME/(LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS (Note 21)	$ (74,594)	$ 172,564	$ (26,706)
EARNINGS/(LOSS) PER COMMON SHARE ATTRIBUTABLE TO DRYSHIPS INC. COMMON STOCKHOLDERS, BASIC (Note 21)	$ (0.21)	$ 0.64	$ (0.13)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES, BASIC (Note 21)	355,144,764	268,858,688	209,331,737
EARNINGS/(LOSS) PER COMMON SHARE ATTRIBUTABLE TO DRYSHIPS INC. COMMON STOCKHOLDERS, DILUTED (Note 21)	$ (0.21)	$ 0.61	$ (0.13)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES, DILUTED (Note 21)	355,144,764	305,425,852	209,331,737

Consolidated Statements of Comprehensive Income/ (Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Comprehensive Income/ (Loss)
Net income/(loss)	$ (47,286)	$ 190,450	$ (12,031)
Other comprehensive income/(loss:)
Unrealized gain/(loss) on cash flows hedges	0	(5,495)	10,878
Realized gain/(loss) on cash flows hedges associated with capitalized interest	0	(11,539)	0
Unrealized gain/(loss) on senior notes	(1,350)	0	0
Reclassification of losses on previously designated cash flow hedges to Consolidated Statement of Operations, net	13,088	0	0
Reclassification of realized losses associated with capitalized interest to Consolidated Statement of Operations, net	368	0	0
Actuarial gains/(losses)	(942)	425	570
Other comprehensive income/(loss)	11,164	(16,609)	11,448
Comprehensive income/(loss)	(36,122)	173,841	(583)
Less: comprehensive income attributable to non controlling interests	(23,862)	(2,309)	0
Comprehensive income/(loss) attributable to Dryships Inc.	$ (59,984)	$ 171,532	$ (583)

Consolidated Statement of Stockholders Equity (USD $) In Thousands, except Share data	Total	Series A Convertible Preferred Stock	Common Stock	Treasury Stock [Member]	Additional Paid-in Capital [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Retained Earnings [Member]	Total Dryships Inc. Stockholders Equity	Noncontrolling Interests [Member]
BALANCE Value, as of at Dec. 31, 2008	$ 1,291,572		$ 706		$ 1,148,365	$ (44,847)	$ 187,348	$ 1,291,572
Shares Issued Beginning Balance at Dec. 31, 2008			70,600,000
Net income/(loss)	(12,031)						(19,209)	(19,209)	7,178
Issuance of common stock and warrants, value	1,030,063		2,096		1,027,967			1,030,063
Issuance of common stock and warrants, shares			209,645,000
Issuance of non-vested shares, value			1		(1)
Issuance of non-vested shares, shares			81,271
Equity component of convertible notes and other	125,336				125,336			125,336
Issuance of subsidiary shares to non controlling interest	358,125				(37,511)	9,738		(27,773)	385,898
Issuance of new stock, value	268,000	522			267,478			268,000
Issuance of new stock, shares		52,238,806
Acquisition of non controlling interest	(318,000)				84,814	(6,331)		78,483	(396,483)
Shareholder's contribution of cancellation fees for vessels acquisitions	19,958				19,958			19,958
Other comprehensive income/(loss)	11,448					8,041		8,041	3,407
Amortization of stock based compensation	38,071				38,071			38,071
Dividends on preferred stock	7,497				7,497		(7,497)
BALANCE Value, as of at Dec. 31, 2009	2,812,542	522	2,803		2,681,974	(33,399)	160,642	2,812,542
Shares Issued Ending Balance at Dec. 31, 2009		52,238,806	280,326,271
Net income/(loss)	190,450						188,327	188,327	2,123
Issuance of non-vested shares, value			45		(45)
Issuance of non-vested shares, shares			4,504,800
Equity component of convertible notes and other	74,500				74,500			74,500
Issuance of subsidiary shares to non controlling interest	488,301				(164,223)	11,131		(153,092)	641,393
Issuance of new stock, value	341,874		848		341,026			341,874
Issuance of new stock, shares			84,818,706
Acquisition of non controlling interest	(15,729)				(16,038)	309		(15,729)
Other comprehensive income/(loss)	(16,609)					(16,795)		(16,795)	186
Amortization of stock based compensation	24,200				24,200			24,200
Dividends on preferred stock	13,624				13,624		(13,624)
BALANCE Value, as of at Dec. 31, 2010	3,899,529	522	3,696		2,955,018	(38,754)	335,345	3,255,827	643,702
Shares Issued Ending Balance at Dec. 31, 2010		52,238,806	369,649,777
Net income/(loss)	(47,286)						(70,128)	(70,128)	22,842
Issuance of non-vested shares, value			90		(90)
Issuance of non-vested shares, shares			9,016,800
Issuance of subsidiary shares to non controlling interest	48,687				(77,083)	1,852		(75,231)	123,918
Issuance of new stock, value		65			(65)
Issuance of new stock, shares		6,532,979
Other comprehensive income/(loss)	11,164					8,292		8,292	2,872
Amortization of stock based compensation	26,568				26,568			26,568
Dividends on preferred stock	4,466				4,466		(4,466)
Conversion of preferred stock into common stock, value		(587)	461		126
Conversion of preferred stock into common stock, shares		(58,771,785)	46,095,517
Issuance of treasury stock, value				(10)	10
Issuance of treasury stock, shares	1,000,000			(1,000,000)
BALANCE Value, as of at Dec. 31, 2011	$ 3,938,662		$ 4,247	$ (10)	$ 2,908,950	$ (28,610)	$ 260,751	$ 3,145,328	$ 793,334
Shares Issued Ending Balance at Dec. 31, 2011			424,762,094	(1,000,000)

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows from Operating Activities:
Net income/(loss)	$ (47,286)	$ 190,450	$ (12,031)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	274,281	192,891	196,309
Commitments fees on undrawn line of credit	0	6,376	5,760
Amortization, write off of deferred financing fees	30,156	11,866	12,940
Amortization of convertible senior notes debt discount	34,144	26,516	1,769
Amortization of fair value of acquired time charters and drilling contracts	7,534	(5,557)	(9,462)
Amortization of cash flow hedge reserve	13,088	(11,539)	(5,262)
Vessel impairment charge	144,688	3,588	1,578
Loss (Gain )on sale of assets, net	3,357	(9,435)	(2,045)
Gain on contract cancellation	(6,202)	0	(15,270)
Gain on vessel insurance proceeds	(25,064)	0	0
Gain on sale of notes	(1,406)	0	0
Forfeiture of advances for vessel acquisitions	0	0	93,158
Contract termination fees	0	0	99,205
Amortization of stock based compensation	26,568	24,200	38,071
Interest income on restricted cash	(4,318)	(6,205)	(6,997)
Change in fair value of derivatives	(38,155)	48,439	(60,230)
Security deposits for derivatives	45,500	(37,900)	(9,100)
Amortization of free lubricants benefit	(15)	(24)	(333)
Changes in operating assets and liabilities:
Trade accounts receivable	(114,420)	41,477	(14,240)
Due from related parties	(5,211)	6,610	(15,451)
Other current assets	(49,662)	(6,208)	(16,059)
Accounts payable and other current liabilities	29,567	(10,336)	1,259
Pension Liability	1,002	1,415	(142)
Accrued liabilities	45,561	14,133	13,887
Due to related parties	(5,805)	0	0
Other non - current assets	(2,351)	0	126
Deferred revenue	(1,116)	(2,956)	(3,316)
Net Cash Provided by Operating Activities	354,435	477,801	294,124
Cash Flows from Investing Activities:
Vessel insurance proceeds	58,200	0	516
Business acquisitions, net of cash acquired	(58,743)	0	0
Cash from acquisition of drillships	0	0	248
Purchase of notes	(75,000)	0	0
Sale of notes	58,406	0	0
Advances for vessel acquisitions / rigs and drillships under construction	(2,221,427)	(890,098)	(129,889)
Delivery payment for rig/drillship under construction	0	(294,569)	0
Option for future construction of rigs/drillships	0	(99,024)	0
Vessels acquisitions and improvements	0	(43,448)	(48,542)
Drilling rigs, drillships, equipment and other improvements	(78,480)	(10,136)	(14,540)
Proceeds from sale of vessels and contract cancellation	119,059	73,317	45,433
Proceeds from sale of subsidiary	0	0	100
Increase in restricted cash	0	(416,790)	(35,363)
Decrease in restricted cash	375,591	0	12,087
Net Cash Used in Investing Activities	(1,822,394)	(1,680,748)	(169,950)
Cash Flows from Financing Activities:
Proceeds from issuance of convertible notes	0	237,202	447,810
Proceeds from long-term credit facility	2,555,102	8,250	855
Proceeds from short-term credit facility	0	300,000	150,000
Payments of short-term credit facility	(300,000)	(247,717)	(355,052)
Principal payments and repayments of long-term debt	(877,793)	(217,726)	(874,344)
Net proceeds from common stock issuance	0	341,774	950,555
Net proceeds from sale in ownerships of subsidiary	0	488,301	0
Proceeds from share-lending arrangement	0	100	261
Acquisition of non controlling interests	0	0	(50,000)
Payment of financing costs	(49,737)	(8,876)	(4,204)
Net Cash Provided by Financing Activities	1,327,572	901,308	265,881
Net increase/ (decrease) in cash and cash equivalents	(140,387)	(301,639)	390,055
Cash and cash equivalents at beginning of year	391,530	693,169	303,114
Cash and cash equivalents at end of year	251,143	391,530	693,169
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest, net of amount capitalized	34,117	58,851	63,814
Income taxes	23,199	19,803	13,233
Non cash financing and investing activities:
Issuance of non-vested shares	90	45	1
Issuance of common stock and warrants for termination agreements	0	0	79,247
Deemed shareholders contribution	0	0	19,958
Fair value of shares issued for the acquisition of non controlling interest	0	0	268,000
Difference between the consideration received and the equity attributed to non-controlling interest	0	153,092	357,877
Fair value of preferred share dividend	$ 4,466	$ 13,624	$ 7,497

Basis of Presentation and General Information	12 Months Ended
Dec. 31, 2011
Basis of Presentation and General Information
Basis of Presentation and General Information Disclosure
DRYSHIPS INC.
Notes to Consolidated Financial Statements
For the years ended December 31, 2009, 2010 and 2011
(Expressed in thousands of United States Dollars – except for share and per share data, unless otherwise stated)

1. Basis of Presentation and General Information:

a. General Information

The accompanying consolidated financial statements include the accounts of DryShips Inc. and its subsidiaries (collectively, the “Company” or “DryShips”). DryShips was formed on September 9, 2004 under the laws of the Republic of the Marshall Islands. The Company is a provider of international seaborne drycargo and oil transportation services and deepwater drilling rig services.

Customers individually accounting for more than 10% of the Company's voyage revenues and drilling rig revenues during the years ended December 31, 2009, 2010 and 2011 were as follows:

	2009	2010	2011

Charterer A – Drilling rig segment	27%	26%	21%
Charterer B – Drilling rig segment	-	20%	12%
Charterer C – Drilling rig segment	19%
Charterer D – Drilling rig segment	-	-	24%

b. Restatement of Financial Statements for 2009

Subsequent to the issuance of the Company's 2009 consolidated financial statements, and prior to the issuance of the Company's 2010 consolidated financial statements the Company's management determined that the amount of interest capitalized pursuant to ASC 835-20, Capitalization of Interest (ASC 835-20) for four drillships under construction for the year ended December 31, 2009 was erroneously calculated. The correction of the errors resulted in a decrease in interest and finance costs by $7.9 million for the year ended December 31, 2009.

In addition, the Company erroneously accounted for under ASC 815-30, Cash Flow Hedges (ASC 815-30) the settlement payments made in 2009 on interest rate swaps that were designated and effective as cash flow hedges on variable rates debts, (interest of which was being capitalized as cost of drillships under construction) by immediately reclassifying the entire settlement payments from accumulated other comprehensive loss (“AOCL”) to interest and finance costs in the statement of operations. Accordingly, a portion of the settlement payments on the interest rate swaps was reclassified back to AOCL and will be reclassified to interest and finance costs at the same time that the capitalized interest on the hedged variable rate debts is recognized in income through depreciation. The correction of the erroneous application of ASC 815-30 resulted in a decrease in interest and finance costs by $5.3 million for the year ended December 31, 2009.

The total impact of the foregoing errors on the consolidated statement of cash flows was a $7.9 million increase in Net cash provided by operating activities and a corresponding $7.9 million increase in Net cash used in investing activities for the year ended December 31, 2009. The above errors were corrected in the Company's previously issued financial statements.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies (Abstract)
Significant Accounting Policies

2. Significant Accounting policies:

(a) Principles of Consolidation: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) and include the accounts and operating results of DryShips and its majority-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. Where necessary, comparatives have been reclassified to conform to changes in presentation in the current year.

(b) Business Combinations: The Company uses the acquisition method of accounting under the authoritative guidance on business combinations, which requires an acquirer in a business combination to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree at their fair values at the acquisition date. The costs of the acquisition and any related restructuring costs are to be recognized separately in the the Consolidated Statements of Operations. The acquired company's operating results are included in the Company's consolidated financial statements starting on the date of acquisition.

The purchase price is equivalent to the fair value of the consideration transferred and liabilities incurred, including liabilities related to contingent consideration. Tangible and identifiable intangible assets acquired and liabilities assumed as of the date of acquisition are recorded at the acquisition date fair value. Goodwill is recognized for the excess of purchase price over the net fair value of assets acquired and liabilities assumed. When the fair value of net assets acquired exceeds the fair value of consideration transferred plus any non-controlling interest in the acquiree, the excess is recognized as a gain.

(c) Intangible assets: The Company's finite-lived acquired intangible assets are amortized on a straight-line basis over their estimated useful lives as follows:

Intangible assets/liabilities	Years
Tradenames	10
Software	10
Fair value of above market acquired time charters/ drilling contracts	Over remaining contract term
Fair value of below market acquired time charters / drilling contracts	Over remaining contract term

In accordance with with guidance related to Accounting for the Impairment or Disposal of Long-Lived Assets, the Company evaluates the potential impairment of finite-lived acquired intangible assets when there are indicators of impairment. The finite-lived intangibles are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable based on estimates of future undiscounted cash flows. In the event of impairment, the asset is written down to its fair value. An impairment loss, if any, is measured as the amount by which the carrying amount of the asset exceeds its fair value. For finite-lived intangible assets, no impairment was recognized during any period presented.

(d) Use of Estimates: The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Comprehensive Income/(Loss): The Company's comprehensive income/(loss) is comprised of net income, actuarial gains/losses related to the adoption and implementation of ASC 715, “Compensation-Retirement Benefits”, as well as losses in the fair value of the derivatives that qualify for hedge accounting in accordance with ASC 815 “Derivatives and Hedging”and realized gains/losses on cash flow hedges associated with capitalized interest in accordance with ASC 815-30-35-38 “Derivatives and Hedging”.

(f) Cash and Cash Equivalents: The Company considers highly liquid investments such as time deposits and certificates of deposit with an original maturity of three months or less to be cash equivalents.

(g) Restricted Cash: Restricted cash may include (i) cash collateral required under the Company's financing and forward freight arrangements (“FFAs”), (ii) retention accounts which can only be used to fund the loan installments coming due, (iii) minimum liquidity collateral requirements or minimum required cash deposits, as defined in the Company's loan arrangements, (iv) taxes withheld from employees and deposited in designated bank accounts, (v) amounts pledged as collateral for bank guarantees to suppliers and (vi) amounts pledged as collateral for credit facilities.

(h) Trade Accounts Receivable net: The amount shown as trade accounts receivable, at each balance sheet date, includes receivables from customers for hire of vessels, drilling rigs and drillships, freight and demurrage billings, net of allowance for doubtful receivables. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate allowance for doubtful receivables.

(i) Concentration of Credit Risk: Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash and cash equivalents; trade accounts receivable and derivative contracts (interest rate swaps, foreign currency contracts and forward freight agreements). The maximum exposure to loss due to credit risk is the book value at the balance sheet date. The Company places its cash and cash equivalents, consisting mostly of bank deposits, with qualified financial institutions. The Company performs periodic evaluations of the relative credit standing of those financial institutions. The Company is exposed to credit risk in the event of non-performance by counter parties to derivative instruments; however, the Company limits its exposure by diversifying among counter parties. The Company's major customers are oil companies, which reduces its credit risk. When considered necessary, additional arrangements are put in place to minimize credit risk, such as letters of credit or other forms of payment guarantees.The Company limits its credit risk with trade accounts receivable by performing ongoing credit evaluations of its customers' financial condition and generally does not require collateral for its trade accounts receivable. The Company has made advances for the construction of vessels and drillships to the yards. The ownership of the vessels and drillships is transferred from the yard to the Company at delivery. The credit risk of the advances is, to a large extent, reduced through refund guarantees issued by financial institutions.

As of December 31, 2011, cumulative installment payments made to the yards amounted to approximately $961,102 for the vessels and drillships under construction. These installment payments are, to a large extent, secured with irrevocable letters of guarantee, covering pre-delivery installments if the contract is rescinded in accordance with the terms of the contract. The irrevocable letters of guarantee are issued by financial institutions.

(j) Advances for vessels and drillships under construction: This represents amounts expended by the Company in accordance with the terms of the construction contracts for vessels and drillships as well as other expenses incurred directly or under a management agreement with a related party in connection with on sight supervision. In addition, interest costs incurred during the construction (until the asset is substantially complete and ready for its intended use) are capitalized. The carrying value of vessels and drillships under construction ("Newbuildings") represents the accumulated costs at the balance sheet date. Cost components include payments for yard installments and variation orders, commissions to related party, construction supervision, equipment (Owners Furnished Equipment), spare parts, capitalized interest, costs related to first time mobilization and commissioning costs. No charge for depreciation is made until commissioning of the newbuilding has been completed and it is ready for its intended use.

(k) Capitalized interest: Interest expense is capitalized during the construction period of rigs, drillships and vessels based on accumulated expenditures for the applicable project at the Company's current rate of borrowing. The amount of interest expense capitalized in an accounting period is determined by applying an interest rate (“the capitalization rate”) to the average amount of accumulated expenditures for the asset during the period. The capitalization rates used in an accounting period are based on the rates applicable to borrowings outstanding during the period. The Company does not capitalize amounts in excess of actual interest expense incurred in the period. If the Company's financing plans associate a specific new borrowing with a qualifying asset, the Company uses the rate on that borrowing as the capitalization rate to be applied to that portion of the average accumulated expenditures for the asset that does not exceed the amount of that borrowing. If average accumulated expenditures for the asset exceed the amounts of specific new borrowings associated with the asset, the capitalization rate applied to such excess is a weighted average of the rates applicable to other borrowings of the Company. Capitalized interest expense for the years ended December 31, 2009, 2010 and 2011 amounted to $31,383, $78,451 and $76,068, respectively (Note 19).

(l) Insurance Claims: The Company records insurance claim recoveries for insured losses incurred on damages to fixed assets and for insured crew medical expenses under 'Other current assets'. Insurance claims are recorded, net of any deductible amounts, at the time the Company's fixed assets suffer insured damages or when crew medical expenses are incurred, recovery is probable under the related insurance policies and the Company can make an estimate of the amount to be reimbursed following the insurance claim.

(m) Inventories: Inventories consist of consumable bunkers (if any), lubricants and victualling stores, which are stated at the lower of cost or market value and are recorded under 'Other current assets'. Cost is determined by the first in, first out method.

(n) Foreign Currency Translation: The functional currency of the Company is the U.S. Dollar since the Company operates in international shipping and drilling markets, and therefore primarily transacts business in U.S. Dollars. The Company's accounting records are maintained in U.S. Dollars. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet dates, monetary assets and liabilities, which are denominated in other currencies, are translated into U.S. Dollars at the year-end exchange rates. Resulting gains or losses are included in “General and administrative expenses” in the accompanying consolidated statements of operations.

(o) Fixed Assets, Net:

(i)       Drybulk and tanker carrier vessels are stated at cost, which consists of the contract price and any material expenses incurred upon acquisition (initial repairs, improvements, delivery expenses and other expenditures to prepare the vessel for its initial voyage). Subsequent expenditures for major improvements are also capitalized when they appreciably extend the useful life, increase the earning capacity or improve the efficiency or safety of the vessels. The cost of each of the Company's vessels is depreciated beginning when the vessel is ready for its intended use, on a straight-line basis over the vessel's remaining economic useful life, after considering the estimated residual value. Vessel's residual value is equal to the product of its lightweight tonnage and estimated scrap rate per ton. In general, management estimates the useful life of the Company's vessels to be 25 years from the date of initial delivery from the shipyard. When regulations place limitations over the ability of a vessel to trade on a worldwide basis, its remaining useful life is adjusted at the date such regulations are adopted. Until December 31, 2010, the Company depreciated its vessels on a straight-line basis over their estimated useful lives, after considering their estimated residual values, based on the assumed value of the scrap steel available for recycling after demolition, calculated at $120 per lightweight ton. From January 1, 2011, the assumed value of scrap steel for the purpose of estimating the residual values of vessels is calculated at $250 per lightweight ton. The Company has taken this decision as steel prices and related scrap values have increased substantially over the past ten years and are currently at historically high levels. The impact of the increase in the scrap price used in the estimation of residual values is a decrease in depreciation expense. The effect of this change in accounting estimate, which did not require retrospective application as per ASC 250 "Accounting Changes and Error Corrections," is the decrease of net loss for the year ended December 31, 2011 by $3,878, or $0.01 per weighted average number of shares, basic and diluted.

(ii)       Drilling rigs and drillships are stated at cost less accumulated depreciation. Such costs include the cost of adding or replacing parts of drilling rig or drillship machinery and equipment when the cost is incurred, if the recognition criteria are met. The recognition criteria require that the cost incurred extends the useful life of a drilling rig or drillship. The carrying amounts of those parts that are replaced are written off and the cost of the new parts is capitalized. Depreciation is calculated on a straight-line basis over the useful life of the assets after considering the estimated residual value as follows: bare deck 30 years and other asset parts 5 to 15 years. The residual values of the drilling rigs and drillships are estimated at $35 million and $50 million, respectively.

(iii)       IT and office equipment, are recorded at cost and are depreciated on a straight-line basis over 5 years.

(p) Long lived assets held for sale: The Company classifies long lived assets and disposal groups as being held for sale in accordance with ASC 360, “Property, Plant and Equipment”, when: (i) management has committed to a plan to sell the long lived assets; (ii) the long lived assets are available for immediate sale in their present condition; (iii) an active program to locate a buyer and other actions required to complete the plan to sell the long lived assets have been initiated; (iv) the sale of the long lived assets is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year; and (v) the long lived assets are being actively marketed for sale at a price that is reasonable in relation to its current fair value and actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Long lived assets classified as held for sale are measured at the lower of their carrying amount or fair value less cost to sell. These long lived assets are not depreciated once they meet the criteria to be classified as held for sale.

When the Company concludes a Memorandum of Agreement for the disposal of a vessel/rig which has yet to complete a time charter or drilling contract, it is considered that the held for sale criteria discussed in guidance are not met until the time charter or drilling contract has been completed as the vessel/rig is not available for immediate sale. As a result, such vessels/rigs are not classified as held for sale.

When the Company concludes a Memorandum of Agreement for the disposal of a vessel/rig which has no time charter or drilling contract to complete or a contract that is transferable to a buyer, it is considered that the held for sale criteria discussed in the guidance are met. As a result such vessels/rigs are classified as held for sale. Furthermore, in the period a long-lived asset meets the held for sale criteria, a loss is recognized for any reduction of the long-lived asset's carrying amount to its fair value less cost to sell. No such adjustments were identified for the years ended December 31, 2009 and 2010, while for 2011 an impairment of $5,917 was recognized in the accompanying consolidated statement of operations relating to one long live asset held for sale as of June 30, 2011.

(q) Fair value of above/below market acquired time charter or drilling contracts: In a business combination the Company identifies assets acquired or liabilities assumed and records all such identified assets or liabilities at fair value. Fair value is determined by reference to market data. The Company values any asset or liability arising from the market value of the time charters or drilling contracts assumed when a vessel and/or rig is acquired. The value of the asset or liability at the date of delivery of a vessel or drilling rig/drillship is based on the difference between the current fair values of a contract with similar characteristics as the time charter or drilling contract assumed and the net present value of future contractual cash flows from the contract assumed. When the present value of the time charter or drilling contract assumed is greater than the current fair value of such contract, the difference is recorded as “Fair value of above market acquired time charter/drilling contracts”. When the opposite situation occurs, the difference is recorded as “Fair value of below market acquired time charter/drilling contracts”. Such assets and liabilities are amortized as a reduction of, or an increase in revenue, respectively over the period of the time charter or drilling contract assumed.

(r) Impairment of Long-Lived Assets: The Company reviews for impairment long-lived assets and intangible long-lived assets held and used whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In this respect, the Company reviews its assets for impairment on an asset by asset basis. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the asset is less than its carrying amount, the Company evaluates the asset for impairment loss. The impairment loss is determined by the difference between the carrying amount of the asset and the fair value of the asset. The Company evaluates the carrying amounts of its vessels, rigs and drillships by obtaining vessel, rigs and drillships appraisals to determine if events have occurred that would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, the Company reviews certain indicators of potential impairment, such as undiscounted projected operating cash flows, vessel sales and purchases, business plans and overall market conditions. In developing estimates of future undiscounted cash flows, the Company makes assumptions and estimates about the vessels', rigs and drillships, future performance, with the significant assumptions being related to charter and drilling rates, fleet utilization, operating expenses, capital expenditures, residual value and the estimated remaining useful life of each vessel, rig and drillship. The assumptions used to develop estimates of future undiscounted cash flows are based on historical trends as well as future expectations. To the extent impairment indicators are present, the Company determines undiscounted projected net operating cash flows for each vessel, rig and drillship and compares them to their carrying value. The projected net operating cash flows are determined by considering the charter revenues and drilling revenues from existing time charters and drilling contracts for the fixed fleet days and an estimated daily time charter equivalent for the unfixed days. The Company estimates the daily time charter equivalent for the unfixed days based on the most recent ten year historical average for similar vessels and utilizing available market data for time charter and spot market rates and forward freight agreements over the remaining estimated life of the vessel, assumed to be 25 years from the delivery of the vessel from the shipyard, net of brokerage commissions, expected outflows for vessels' maintenance and vessel operating expenses (including planned drydocking and special survey expenditures), assuming an average annual inflation rate of 2% and fleet utilization of 98%. The salvage value used in the impairment test is estimated to be $250 per light weight ton (LWT) for vessels, while $35,000 and $50,000 for drilling rigs and drillships respectively, in accordance with the Company's vessels' depreciation policy. If the Company's estimate of undiscounted future cash flows for any vessel is lower than the vessel's carrying value, the carrying value is written down, by recording a charge to operations, to the vessel's fair market value if the fair market value is lower than the vessel's carrying value. The Company's analysis for the year ended December 31, 2011, which also involved sensitivity tests on the time charter rates, drilling rates and fleet utilization (being the most sensitive inputs to variances), allowing for variances ranging from 97.5% to 92.5% depending on vessel type on time charter rates, indicated no impairment on any of its vessels, rigs and drillhips. Although the Company believes that the assumptions used to evaluate potential impairment are reasonable and appropriate, such assumptions are highly subjective. There can be no assurance as to how long charter rates and vessel values will remain at their currently low levels or whether they will improve by any significant degree. Charter rates may remain at depressed levels for some time which could adversely affect the Company's revenue and profitability, and future assessments of vessel impairment. While for the drilling segment there can be no assurance as to how long drilling rates and drilling rigs/drillships values will remain at their currently high levels or whether they will improve or the opposite by any significant degree. As a result of the impairment review, the Company determined that the carrying amounts of its assets were recoverable, and therefore, concluded that no impairment loss was necessary for 2009, 2010 and 2011. However, due to Company's decision to sell certain vessels during the years and/or subsequent to the balance sheet dates and based on the agreed-upon sales price, an impairment charge relating to assets held for sale of $1,578, $3,588 and $144,688, for each of the years ended December 31, 2009, 2010 and 2011, respectively, was recognized (Notes 7 and 12).

(s) Dry-docking Costs: The Company follows the direct expense method of accounting for dry-docking costs whereby costs are expensed in the period incurred for the vessels, drilling rigs and drillships.

(t) Class costs: The Company follows the direct expense method of accounting for periodic class costs incurred during special surveys of drilling rigs and drillships, normally every five years. Class costs and other maintenance costs are expensed in the period incurred and included in operating expenses.

(u) Deferred Financing Costs: Deferred financing costs include fees, commissions and legal expenses associated with the Company's long- term debt. These costs are amortized over the life of the related debt using the effective interest method and are included in interest expense. Unamortized fees relating to loans repaid or refinanced as debt extinguishments are expensed as interest and finance costs in the period the repayment or extinguishment is made. Arrangement fees paid to lenders for loans which the Company has not drawn down are capitalized and included in other current and non-current assets. Amortization and write offs for each of the years ended December 31, 2009, 2010 and 2011 amounted to $12,745, $9,249 and $27,182, respectively.

(v) Convertible Senior Notes: In accordance with ASC Topic 470-20, “Debt with Conversion and Other Options,” for convertible debt instruments that contain cash settlement options upon conversion at the option of the issuer, the Company determines the carrying amounts of the liability and equity components of its convertible notes by first determining the carrying amount of the liability component of the convertible notes by measuring the fair value of a similar liability that does not have an associated equity component. The carrying amount of the equity component representing the embedded conversion option is then determined by deducting the fair value of the liability component from the total proceeds. The resulting debt discount is amortized to interest cost using the effective interest method over the period the debt is expected to be outstanding as an additional non-cash interest expense. Transaction costs associated with the instrument are allocated pro-rata between the debt and equity components (Note 11).

(w) Revenue and Related Expenses:

(i)        Drybulk Carrier and Tanker vessels:

Time and bareboat charters: The Company generates its revenues from charterers for the charter hire of its vessels, which are considered to be operating lease arrangements. Vessels are chartered using time and bareboat charters and where a contract exists, the price is fixed, service is provided and collection of the related revenue is reasonably assured, revenue is recognized as it is earned ratably on a straight-line basis over the duration of the period of each time charter as adjusted for the off-hire days that the vessel spends undergoing repairs, maintenance and upgrade work depending on the condition and specification of the vessel.

Pooling Arrangements: For vessels operating in pooling arrangements, the Company earns a portion of total revenues generated by the pool, net of expenses incurred by the pool. The amount allocated to each pool participant vessel, including the Company's vessels, is determined in accordance with an agreed-upon formula, which is determined by points awarded to each vessel in the pool based on the vessel's age, design and other performance characteristics. Revenue under pooling arrangements is accounted for on the accrual basis and is recognized when an agreement with the pool exists, price is fixed, service is provided and the collectability is reasonably assured.

The allocation of such net revenue may be subject to future adjustments by the pool however, historically, such changes have not been material.

Voyage related and vessel operating costs: Voyage related and vessel operating costs are expensed as incurred. Under a time charter, specified voyage costs, such as fuel and port charges are paid by the charterer and other non-specified voyage expenses, such as commissions, are paid by the Company. Vessel operating costs including crews, maintenance and insurance are paid by the Company. Under a bareboat charter, the charterer assumes responsibility for all voyage and vessel operating expenses and risk of operation.

Deferred Voyage Revenue: Deferred voyage revenue primarily relates to cash advances received from charterers. These amounts are recognized as revenue over the voyage or charter period.

(ii)       Drilling Rigs and Drillships:

Revenues: The Company's services and deliverables are generally sold based upon contracts with its customers that include fixed or determinable prices. The Company recognizes revenue when delivery occurs, as directed by its customer, or the customer assumes control of physical use of the asset and collectability is reasonably assured. The Company evaluates if there are multiple deliverables within its contracts and whether the agreement conveys the right to use the drill rigs and drillships for a stated period of time and meets the criteria for lease accounting, in addition to providing a drilling services element, which is generally compensated for by day rates. In connection with drilling contracts, the Company may also receive revenues for preparation and mobilization of equipment and personnel or for capital improvements to the drilling rigs or drillships and day rate or fixed price mobilization and demobilization fees. Revenues are recorded net of agents' commissions. There are two types of drilling contracts: well contracts and term contracts.

(a) Well contracts: Well contracts are contracts under which the assignment is to drill a certain number of wells. Revenue from day-rate based compensation for drilling operations is recognized in the period during which the services are rendered at the rates established in the contracts. All mobilization revenues, direct incremental expenses of mobilization and contributions from customers for capital improvements are initially deferred and recognized as revenues over the estimated duration of the drilling period. To the extent that expenses exceed revenue to be recognized, they are expensed as incurred. Demobilization revenues and expenses are recognized over the demobilization period. All revenues for well contracts are recognized as “Service revenues” in the statement of operations.

(b) Term contracts: Term Contracts are contracts under which the assignment is to operate the unit for a specified period of time. For these types of contracts the Company determines whether the arrangement is a multiple element arrangement containing both a lease element and drilling services element. For revenues derived from contracts that contain a lease, the lease elements are recognized as “Leasing revenues” in the statement of operations on a basis approximating straight line over the lease period. The drilling services element is recognized as ”Service revenues” in the period in which the services are rendered at estimated fair value. Revenues related to the drilling element of mobilization and direct incremental expenses of drilling services are deferred and recognized over the estimated duration of the drilling period. To the extent that expenses exceed revenue to be recognized, they are expensed as incurred. Demobilization fees and expenses are recognized over the demobilization period. Contributions from customers for capital improvements are initially deferred and recognized as revenues over the estimated duration of the drilling contract.

(x) Earnings/(loss) per Common Share: Basic earnings per common share are computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the year. Diluted earnings per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised. Dilution has been computed by the treasury stock method whereby all of the Company's dilutive securities are assumed to be exercised or converted and the proceeds used to repurchase common shares at the weighted average market price of the Company's common stock during the relevant periods. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted earnings per share computation.

(y) Segment Reporting: The Company determined that it operates under three reportable segments, as a provider of drybulk commodities transportation services for the steel, electric utility, construction and agri-food industries (Drybulk segment), as a provider of ultra deep water drilling services (Drilling segment) and as a provider of transportation services of crude and refined petroleum cargoes (Tanker segment). The accounting policies applied to the reportable segments are the same as those used in the preparation of the Company's consolidated financial statements.

(z) Financial Instruments: The Company designates its derivatives based upon guidance on ASC 815, “Derivatives and Hedging” which establishes accounting and reporting requirements for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The guidance on accounting for certain derivative instruments and certain hedging activities requires all derivative instruments to be recorded on the balance sheet as either an asset or liability measured at its fair value, with changes in fair value recognized in earnings unless specific hedge accounting criteria are met.

(i)       Hedge Accounting: At the inception of a hedge relationship, the Company formally designates and documents the hedge relationship to which the Company wishes to apply hedge accounting and the risk management objective and strategy undertaken for the hedge. The documentation includes identification of the hedging instrument, hedged item or transaction, the nature of the risk being hedged and how the entity will assess the hedging instrument's effectiveness in offsetting exposure to changes in the hedged item's cash flows attributable to the hedged risk. Such hedges are expected to be highly effective in achieving offsetting changes in cash flows and are assessed on an ongoing basis to determine whether they actually have been highly effective throughout the financial reporting periods for which they were designated.

The Company is party to interest swap agreements where it receives a floating interest rate and pays a fixed interest rate for a certain period in exchange. Contracts which meet the strict criteria for hedge accounting are accounted for as cash flow hedges. A cash flow hedge is a hedge of the exposure to variability in cash flows that is attributable to a particular risk associated with a recognized asset or liability, or a highly probable forecasted transaction that could affect profit or loss.

The effective portion of the gain or loss on the hedging instrument is recognized directly as a component of “Accumulated other comprehensive income” in equity, while any ineffective portion, if any, is recognized immediately in current period earnings.

The Company discontinues cash flow hedge accounting if the hedging instrument expires and it no longer meets the criteria for hedge accounting or designation is revoked by the Company. At that time, any cumulative gain or loss on the hedging instrument recognized in equity is kept in equity until the forecasted transaction occurs. When the forecasted transaction occurs, any cumulative gain or loss on the hedging instrument is recognized in the statement of operations. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognized in equity is transferred to net profit or loss for the year as financial income or expense.

(ii)       Other Derivatives: Changes in the fair value of derivative instruments that have not been designated as hedging instruments are reported in current period earnings.

(aa) Fair Value Measurements: The Company follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” which defines, and provides guidance as to the measurement of, fair value. ASC 820 creates a hierarchy of measurement and indicates that, when possible, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets and the lowest priority (Level 3) to unobservable data, for example, the reporting entity's own data. Under the standard, fair value measurements are separately disclosed by level within the fair value hierarchy (Note12).

(ab) Stock-based compensation: Stock-based compensation represents vested and non-vested common stock granted to employees and directors, for their services. The Company calculates total compensation expense for the award based on its fair value on the grant date and amortizes the total compensation on a straight-line basis over the vesting period of the award or service period (Note 14).

(ac) Income Taxes: Income taxes have been provided for based upon the tax laws and rates in effect in the countries in which the Company's operations are conducted and income is earned. There is no expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes because the countries in which the Company operates have taxation regimes that vary not only with respect to the nominal rate, but also in terms of the availability of deductions, credits and other benefits. Variations also arise because income earned and taxed in any particular country or countries may fluctuate from year to year. Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities using the applicable jurisdictional tax. A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company accrues interest and penalties related to its liabilities for unrecognized tax benefits as a component of income tax expense.

(ad) Pension and retirement benefit obligation: The Company has eight retirement benefit plans, of which three are managed and funded through Norwegian life insurance companies and three through international life insurance companies. The projected benefit obligations are calculated based on the projected unit credit method and compared with the fair value of pension assets.

Because a significant portion of the pension liability will not be paid until well into the future, numerous assumptions have to be made when estimating the pension liability at the balance sheet date. The assumptions may be split into two categories; actuarial assumptions and financial assumptions. The actuarial assumptions are unbiased, mutually compatible and represent the Company's best estimates of the variables. The financial assumptions are based on market expectations at the balance sheet date, for the period over which the obligations are to be settled. Due to the long-term nature of the pension obligations, they are discounted to present value.

The funded status or net amount of the projected benefit obligation and pension asset (net pension liability or net pension asset) of each of its defined benefit plans, is recorded in the balance sheet under the captions “Other non-current liabilities” and “Other non-current assets” with an offsetting amount in “Accumulated other comprehensive income” for any amounts of actuary gains of losses or prior service cost that has not been amortized to income. Net pension costs (benefit earned during the period including interest on the projected benefit obligation, less estimated return on pension assets and amortization of accumulated changes in estimates) are included in “General and administrative expenses” and “Vessel, drilling rigs and drillships operating expenses”. Actuarial gains and losses are recognized as income or expense when the net cumulative unrecognized actuarial gains and losses for each individual plan at the end of the previous reporting year exceed 10% of the higher of the present value of the defined benefit obligation and the fair value of plan assets at that date. These gains and losses are recognized over the expected average remaining working lives of the employees participating in the plans.

(ae) Commitments and Contingencies: Provisions are recognized when the Company has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation; and a reliable estimate of the amount of the obligation can be made. Provisions are reviewed at each balance sheet date.

(af) Recent accounting pronouncements:

In May 2011, the Financial Accouting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”, (“ASU 2011-04”). ASU 2011-04 amends Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements”, (“ASC 820”), providing a consistent definition and measurement of fair value, as well as similar disclosure requirements between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain fair value measurement principles, clarifies the application of existing fair value measurement and expands the ASC 820 disclosure requirements, particularly for Level 3 fair value measurements. ASU 2011-04 will be effective for the Company's fiscal year beginning January 1, 2012. The adoption of ASU 2011-04 is not expected to have a material effect on the Company's consolidated financial statements, but may require certain additional disclosures.

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income, Presentation of Comprehensive Income (Topic 220)”, which revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options in ASC 220, “Comprehensive income”, and requires entities to report components of comprehensive income in either (i) a continuous statement of comprehensive income or (ii) two separate but consecutive statements. Under the two-statement approach, an entity is required to present components of net income and total net income in the statement of net income. The statement of other comprehensive income should immediately follow the statement of net income and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. The amendments in this ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The amendments in this ASU should be applied retrospectively and they are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. The amendments in this ASU have been adopted by the Company in the accompanying consolidated financial statements and, as a result, the consolidated financial statements for the years ended December 31, 2009 and 2010 were revised to include a separate statement of comprehensive income and to exclude the components of other comprehensive income from the statement of stockholders' equity.

In December 2011, the FASB issued ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about offsetting Assets and Liabilities”. The objective of this update is to provide enhanced disclosures that will enable financial statements' users to evaluate the effect or potential effect of netting arrangements on an entity's financial position. This includes the effect or potential effect of rights of setoff associated with an entity's recognized assets and recognized liabilities within the scope of this ASU. The amendments require enhanced disclosures by requiring improved information about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either Section 210-20-45 or Section 815-10-45. The amendments in this update are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The provisions of ASU 2011-11 are not expected to have a material impact on the Company's consolidated financial statements.

In December 2011, the FASB issued ASU 2011-12, “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items out of Accumulated Other Comprehensive Income in Accounting Standard Update No 2011-05”. The amendments in this ASU supersede certain pending paragraphs in ASU 2011-05, to effectively defer the requirement that companies present reclassification adjustments for each component of accumulated other comprehensive income in both net income and other comprehensive income on the face of the financial statements. Companies are still required to present reclassifications out of accumulated other comprehensive income on the face of the financial statements or disclose those amounts in the notes to the financial statements.

Working Capital	12 Months Ended
Dec. 31, 2011
Working Capital [Abstract]
Working Capital

3. Working capital

As of December 31, 2009, the Company had obtained waivers for the loan covenant breaches under its facilities except for its $230,000 loan facilities. On that balance sheet date, as a result of the cross default provisions in the Company's loan agreements, actual breaches existing under its credit facilities, as well as theoretical technical defaults on waivers expiring in 2010, the Company classified all of the Company's affected debt as current liabilities.

As the Company believed it would receive the necessary additional financing, the consolidated financial statements for the year ended December 31, 2009, were prepared assuming that the Company would continue as a going concern. Accordingly, the financial statements did not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern, except for the current classification of debt.

As of December 31, 2010, the Company was in compliance, had waivers or had the ability to remedy breaches, if any, of financial covenants related to its credit facilities.

At December 31, 2011, the Company's current liabilities exceeded its current assets by $171,182. In addition and as further discussed in Note 16 the Company's expected short term capital commitments to fund the construction installments under the shipbuilding contracts in 2012 amount to $463,476. Cash expected to be generated from operations assuming that current market charter hire rates would prevail in 2012 may not be sufficient to cover the Company's ongoing working capital requirements and capital commitments. The Company expects to finance its capital commitments with cash on hand, operational cash flow and debt or equity issuances.

Transactions with Related Parties	12 Months Ended
Dec. 31, 2011
Transactions with Related Parties
Transactions with Related Parties

4. Transactions with Related Parties:
The amounts included in the accompanying consolidated balance sheets and unaudited interim condensed consolidated statement of operations are as follows:

	December 31,	December 31,
	2010	2011

Balance Sheet
Due to related party – Cardiff	$-	$-671
Due to related party – Tri-Ocean Heidmar	-	-43
Due to related party – TMS Dry	-	-6,804
Due to related party- Total	-	-7,518
Due from related party – TMS Bulkers	-	19,579
Due from related party – TMS Tankers	-	6,324
Due from related party – Cardiff Marine	20,939	-
Due from related party – Sigma and Blue Fin pool	-	243
Due from related party- Total	20,939	26,146
Advances for vessels and drillships under construction - Cardiff/TMS Bulkers/TMS Tankers, for the year	5,321	8,484
Vessels, drilling rigs, drillships, machinery and equipment, net – Cardiff /TMS Tankers, for the year/period	430	9,195
Accounts payable and other current liabilities- Sigma Pool	-	111
Other current assets- Sigma and Blue Fin pool		3635
Other non-current assets- Sigma and Blue Fin pool	$0	$675
Other non-current assets - TMS Dry	0	4,140

Statement of Operations	2009	2010	2011
Voyage Revenues – Sigma and Blue Fin pool	-	-	12655
Voyage expenses - Cardiff Marine Inc.	-5,437	-5,614	-
Voyage expenses - TMS Tankers	-	-	-158
Voyage expenses - TMS Bulkers	-	-	-4,420
Voyage expense - TMS Dry	-	-	-236
Gain on sale of assets - commisions - Cardiff Marine Inc.	-308	-772	-
Gain on sale of assets – commissions- TMS Bulkers	-	-	-1,166
Contract termination fees and forfeiture of vessel deposits	-25,350	-	-
General and administrative expenses:
- Consultancy fees – Fabiana Srvices S.A.	-2,802	-7,598	-
- Management fees - Cardiff Marine Inc	-17,941	-20,139	-
- Management fees - TMS Tankers	-	-	-2,293
- Management fees - TMS Bulkers	-	-	-26,771
Management fees – TMS Dry	-	-	-1,602
- Consultancy fees – Vivid	-	-1700	-5,958
- SOX fees – Cardiff Marine Inc	-3,056	-1,983	-
- Rent	-13	-12	-29
- Amortization of CEO stock based compensation	($37,804)	($24,009)	($26,447)

(Per day and per quarter information in the note below is expressed in United States Dollars/Euros)

TMS Bulkers Ltd. – TMS Tankers Ltd.:

Effective January 1, 2011, each of the Company's drybulk vessel-owning subsidiaries entered into new management agreements with TMS Bulkers Ltd. (''TMS Bulkers''), which replaced the Company's management agreements with Cardiff Marine Inc. ("Cardiff") that were effective as of September 1, 2010 through December 31, 2010 and each of the Company's tanker ship-owning subsidiaries entered into new management agreements with TMS Tankers Ltd. (''TMS Tankers'') together the "Managers". The Managers are beneficially majority owned by George Economou..

TMS Bulkers provides comprehensive drybulk ship management services, including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. TMS Bulkers' commercial management services include operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance. Each new vessel management agreement provides for a fixed management fee, the same fee as was charged by Cardiff under the Company's previous management agreements effective from September 1, 2010, of Euro 1,500 ($1,943 based on the Euro/U.S. Dollar exchange rate at December 31, 2011) per vessel per day, which is payable in equal monthly installments in advance and is automatically adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%. Effective January 1, 2012 the fixed management fee was adjusted by 3% to Euro 1,545.

If TMS Bulkers is requested to supervise the construction of a newbuilding vessel, in lieu of the management fee, the Company will pay TMS Bulkers an upfront fee equal to 10% of the budgeted supervision cost. For any additional attendance above the budgeted superintendent expenses, the Company will be charged extra at a standard rate of Euro 500 (or $648 based on the Euro/U.S. Dollar exchange rate as of December 31, 2011) per day.

TMS Tankers provides comprehensive tanker ship management services, including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. TMS Tankers' commercial management services include operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance.Under the management agreements, TMS Tankers is entitled to a construction supervisory fee of 10% of the budget for the vessels under construction, payable up front in lieu of the fixed management fee. Once the vessel is operating, TMS Tankers is entitled to a daily management fee per vessel of Euro 1,700 ($2,202 based on the Euro/U.S. Dollar exchange rate at December 31, 2011), payable in equal monthly installments in advance and automatically adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%. Effective January 1, 2012 the fixed management fee was adjusted by 3% to Euro 1,751.

Under their respective agreements, the Managers are also entitled to (i) a discretionary incentive fee, (ii) a commission of 1.25% on charter hire agreements that are arranged by the Managers; and (iii) a commission of 1% of the purchase price on sales or purchases of vessels in the Company's fleet that are arranged by the Managers.

In the event that the management agreements are terminated for any reason other than a default by the Managers, the Company will be required to pay the management fee for a further period of three calendar months as from the date of termination. In the event of a change of control of the Company's ownership the Company will be required to pay the Managers a termination payment, representing an amount equal to the estimated remaining fees payable to the Managers under the then current term of the agreement which such payment shall not be less than the fees for a period of 36 months and not more than a period of 48 months.

Each management agreement has an initial term of five years and will be automatically renewed for a five year period and thereafter extended in five year increments, unless the Company provides notice of termination in the fourth quarter of the year immediately preceding the end of the respective term.

Transactions with TMS Bulkers and TMS Tankers in Euros were settled on the basis of the average U.S. Dollar rate on the invoice date.

TMS Dry Ltd.: OceanFreight Inc. ("OceanFreight") which was acquired by the Company on August 24, 2011, contracted the technical and commercial management of its drybulk vessels to TMS Dry Ltd. ("TMS Dry"), a related party entity beneficially majority owned by the Company's Chairman, President and Chief Executive Officer, Mr. George Economou.

TMS Dry was engaged under separate vessel management agreements directly by OceanFreight's wholly-owned, vessel–owning subsidiaries. Under the vessel management agreements, OceanFreight paid a daily management fee per vessel, covering also superintendent's fee per vessel plus expenses for any services performed relating to evaluation of the vessel's physical condition, supervision of shipboard activities or attendance upon repairs and drydockings. At the beginning of each calendar year, these fees were adjusted upwards according to the Greek consumer price index. Such increase cannot be less than 3% and more than 5%. In the event that the management agreements are terminated for any reason other than TMS Dry's default, OceanFreight was required (i) to pay management fees for a further period of three calendar months as from the date of termination; and (ii) to pay an equitable proportion of any severance crew costs which materialize as per applicable Collective Bargaining Agreement (CBA).TMS Dry was entitled to a daily management fee per vessel of Euro 1,500 ($1,943 based on the Euro/U.S. Dollar exchange rate at December 31, 2011) for the drybulk vessels. TMS Dry is also entitled to (i) a discretionary incentive fee; (ii) extra superintendents' fees of Euro 500 ($648 based on the Euro/U.S. Dollar exchange rate at December 31, 2011) per day; (iii) a commission of 1.25% on charter hire agreements; and (iv) a commission of 1% of the purchase price on sale or purchases of vessels in OceanFreight's fleet. Furthermore, TMS Dry is entitled to a supervision fee payable upfront for vessels under construction equal to 10% of the approved annual budget for supervision costs.

On July 25, 2011, OceanFreight, TMS Dry and TMS Bulkers entered into an agreement providing for the termination of the management agreements with TMS Dry upon completion of the merger (Note 8). Under this agreement TMS Dry received (a) $6,600 due to the change of control and waived its contractual entitlement to seek fees for three years; and (b) $2,400 commission due to the merger transaction. Effective January 1, 2012, the Company entered into novation agreements for each of the eleven OceanFreight vessels and hulls with TMS Bulkers. The terms are identical to those in the previous management agreements with TMS Dry, taking into account the adjustments in TMS Bulkers in 2012.

Transactions with TMS Dry in Euros were settled on the basis of the average USD rate on the invoice date.

Drillship Management Agreements with Cardiff: Effective December 21, 2010, the Company terminated its management agreements with Cardiff pursuant to which Cardiff provided supervisory services in connection with the construction of the drillships Ocean Rig Corcovado and Ocean Rig Olympia. The Company had paid Cardiff a management fee of $40 per month per drillship for the Ocean Rig Corcovado and Ocean Rig Olympia. The management agreements also provided for: (i) a chartering commission of 1.25% on revenue earned; (ii) a commission of 1% on the shipyard payments or purchase price paid for drillships; (iii) a commission of 1% on loan financing or refinancing; and (iv) a commission of 2% on insurance premiums. These agreements were replaced by Vivid Finance Limited the Global Services agreements discussed below.

Global Services Agreement: On December 1, 2010, the Company entered into a Global Services Agreement with Cardiff, effective December 21, 2010, pursuant to which the Company has engaged Cardiff to act as consultant on matters of chartering and sale and purchase transactions for the offshore drilling units operated by the Company's majority-owned subsidiary, Ocean Rig UDW Inc. ("Ocean Rig UDW"). Under the Global Services Agreement, Cardiff, or its subcontractor, (i) provides consulting services related to identifying, sourcing, negotiating and arranging new employment for offshore assets of the Company and its subsidiaries, including the Company's drilling units; and (ii) identifies, sources, negotiates and arranges the sale or purchase of the offshore assets of the Company and its subsidiaries, including the Company's drilling units. In consideration of such services, the Company pays Cardiff a fee of 1.0% in connection with employment arrangements and 0.75% in connection with sale and purchase activities. For the year ended December 31, 2011, the Company paid $2,357 as fees related to the Global Services Agreement regarding employment arrangements.

Transactions with Cardiff in Euros were settled on the basis of the average USD rate on the invoice date.

Cardiff Marine Inc.: The operations of the Company's drybulk vessels were managed prior to January 1, 2011 by Cardiff Marine Inc. (“Cardiff” or the “Manager”), a related technical and commercial management company incorporated in Liberia. The Manager also acted as the Company's charter and sales and purchase broker. The Manager is beneficially majority-owned by George Economou the Company's Chairman and Chief Executive Officer and members of his immediate family.

Up to August 31, 2010, the Company paid a management fee of Euro 607 ($786 at the Euro/U.S. Dollar exchange rate on December 31, 2011) per day, per vessel to Cardiff. In addition, the management agreements provided for payment by the Company to Cardiff of: (i) a fee of Euro 106 ($137 at the Euro/U.S. Dollar exchange rate on December 31, 2011) per day per vessel for services in connection with compliance with Section 404 of the Sarbanes-Oxley Act of 2002; (ii) Euro 527 ($683 at the Euro/U.S. Dollar exchange rate on December 31, 2011) for superintendent visits on board vessels in excess of five days per annum, per vessel, for each additional day, per superintendent; (iii) chartering commission of 1.25% on all freight, hire and demurrage revenues; (iv) a commission of 1.00% on all gross sale proceeds or purchase price paid for vessels; (v) a quarterly fee of $250,000 for services in relation to the financial reporting requirements of the Company under Securities and Exchange Commission rules and the establishment and monitoring of internal controls over financial reporting; and (vi) a commission of 0.2% on derivative agreements and loan financing or refinancing.

Cardiff also provided commercial operations and freight collection services in exchange for a fee of Euro 91 ($118 at the Euro/U.S. Dollar exchange rate on December 31, 2011) per day, per vessel. Cardiff provided insurance services and obtained insurance policies for the vessels for a fee of 5% on the total insurance premiums per vessel. Furthermore, if required, Cardiff also handled and settled all claims arising out of its duties under the management agreements (other than insurance and salvage claims) in exchange for a fee of Euro 158 ($205 at the Euro/U.S. Dollar exchange rate on December 31, 2011) per person, per day of eight hours.

Cardiff provided the Company with financial accounts services in exchange for a fee of Euro 121 ($157 at the Euro/U.S. Dollar exchange rate on December 31, 2011) per day, per vessel. The Company also paid Cardiff a quarterly fee of Euro 263,626 ($341,396 at the Euro/U.S. Dollar exchange rate on December 31, 2011) for services rendered by Cardiff in connection with the Company's financial accounting services. Pursuant to the terms of the management agreements, all fees payable to Cardiff were adjusted upwards or downwards based on the year-on-year increase in the Greek consumer price index.

Effective September 1, 2010, and up to December 31, 2010 each drybulk ship-owning company entered into new management agreements with Cardiff. Cardiff provides comprehensive ship management services including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. Cardiff's commercial management services include operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance.

Each new vessel management agreement provided for a fixed management fee of Euro 1,500 ($1,943 based on the exchange rate at December 31, 2011) per vessel per day which is payable in equal monthly installments in advance and is automatically adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%. If the Company requested that Cardiff supervise the construction of a newbuilding vessel then in lieu of the fixed management fee, the Company would pay Cardiff an upfront fee equal to 10% of the supervision cost budget for such vessel. For any additional attendance above the budgeted superintendent expenses, the Company would be charged extra at a standard rate of Euro 500 ($648 based on the exchange rate of December 31, 2011) per day.

In addition, the Company would pay a commission to Cardiff of 1.25% of all monies earned by the vessel and a 1% purchase and sale commission. The management agreements further provided that in the Company's discretion, it would pay Cardiff an annual performance incentive fee.

Each new vessel management agreement had a term of five years and would be automatically renewed for a five year period and thereafter extended in five year increments if notice of termination is not provided by the Company in the fourth quarter of the year immediately preceding the end of the respective term.

Moreover, effective September 1, 2010 the Company terminated the agreement according to which a quarterly fee of $250,000 was payable to Cardiff for services in relation to financial reporting requirements and monitoring of internal controls.

George Economou: As the Company's Chairman, Chief Executive Officer and principal shareholder, with a 14.1% shareholding, George Economou has the ability to exert influence over the operations of the Company.

Fabiana Services S.A.: Under the consultancy agreements effective from February 3, 2005, between the Company and Fabiana Services S.A. (“Fabiana”), a related party entity incorporated in the Marshall Islands, Fabiana provides consultancy services relating to the services of George Economou in his capacity as Chief Executive Officer of the Company (Note 14).

On January 21, 2009, the compensation committee of the Company's board of directors (the “Compensation Committee”) approved a Euro 5.0 million ($7.0 million) bonus payable for CEO services rendered during 2008.

On January 25, 2010, the Compensation Committee approved that a bonus in the form of 4,500,000 shares of the Company's common Stock, with par value $0.01, be granted to Fabiana for the contribution of George Economou for Chief Executive Officer services rendered during 2009 as well as for anticipated services during the years 2010, 2011 and 2012. The shares vest over a period of three years, with 1,000,000 shares to vest on the grant date; 1,000,000 shares to vest on December 31, 2010 and

2011 respectively; and 1,500,000 shares to vest on December 31, 2012. In addition, the annual remuneration to be awarded to Fabiana under the consultancy agreement was increased to Euro 2.7 million ($3.5 million based on the exchange rate as of December 31, 2011).

On January 12, 2011, the Compensation Committee approved a $4 million bonus and 9,000,000 shares of the Company's common stock payable for CEO services rendered during 2010. The shares were granted to Fabiana and vest over a period of eight years, with 1,000,000 shares to vest on the grant date and 1,000,000 shares to vest annually on December 31, 2011, through 2018, respectively.

Vivid Finance Limited: Under the consultancy agreement effective from September 1, 2010 between the Company and Vivid Finance Limited (“Vivid ”), a company controlled by the Chairman, President and Chief Executive Officer of the Company's, Mr. George Economou, Vivid provides the Company with financing-related services such as (i) negotiating and arranging new loan and credit facilities, interest rate swap agreements, foreign currency contracts and forward exchange contracts, (ii) renegotiating existing loan facilities and other debt instruments, and (iii) the raising of equity or debt in the capital markets. In exchange for its services, Vivid is entitled to a fee equal to 0.20% on the total transaction amount. The consultancy agreement has a term of five years and may be terminated (i) at the end of its term unless extended by mutual agreement of the parties; (ii) at any time by the mutual agreement of the parties; and (iii) by the Company after providing written notice to Vivid Finance at least 30 days prior to the actual termination date.

Private offering: A company controlled by Dryships' Chairman, President and Chief Executive Officer, Mr. George Economou, purchased 2,869,428 common shares, or 2.38% of Ocean Rig UDW common shares, in the private offering that was completed on December 21, 2010. The offering price was $17.50 per share. The price per share paid was the same as that paid by other investors taking part in the private offering (Note 13).

Legal services Mr. Savvas D. Georghiades, a member of the Ocean Rig UDW's board of directors, provides legal services to certain subsidiaries through his law firm, Savvas D. Georghiades, Law Office. In the years ended December 31, 2010 and 2011 the Company expensed and paid fees amounting to Euro 94,235 ($125 based on the Euro/U.S. Dollar exchange rate at December 31, 2010) and Euro 47,390 ($61 based on the Euro/U.S. Dollar exchange rate at December 31, 2011) respectively. No such fees were expensed or paid during 2009.

Lease Agreement: The Company leases office space in Athens, Greece from a son of George Economou.

Sigma Tankers Inc. pool and Blue Fin Tankers Inc. pool: Tankers Saga, Daytona and Belmar are employed in the Sigma Tankers Inc. pool (''Sigma'') while tanker Vilamoura is employed in the Blue Fin Tankers Inc. pool (''Blue Fin''). In addition, upon the acquisition of OceanFreight and as of December 31, 2011, the Company has a receivable from Sigma and Blue Fin, related to Oceanfreight's sold vessels Tigani and Olinda, respectively. The vessels were delivered to their new owners on May 4, 2010 and May 25, 2011, respectively. Sigma and Blue Fin are spot market pools managed by Heidmar Inc. George Economou is a member of the Board of Directors of Heidmar Inc.

Steel Wheel Investments Limited: Under an agreement between OceanFreight and Steel Wheel Investments Limited ("Steel Wheel"), a company controlled by the OceanFreight's former Chief Executive Officer, Antony Kandylidis, Steel Wheel provided consulting services to OceanFreight in connection with the duties of OceanFreight's Chief Executive Officer for an annual fee plus a discretionary cash bonus, had been approved by the Compensation Committee of OceanFreight. Such fees and bonuses for the year ended December 31, 2011 amounted to Euro 318,082 ($411 based on the Euro/U.S. Dollar exchange rate at December 31, 2011).

On July 25, 2011, OceanFreight and Steel Wheel signed an addendum to the initial consultancy agreement providing for the termination of the agreement upon completion of OceanFreight's merger with Dryships discussed above. Following the termination of the agreement Steel Wheel received $3,807 (Euro 2.7 million) as provided in the related change of control clause.

Cancellation of the acquisition of nine Capesize vessels: In October 2008, the Company agreed to purchase the ship-owning companies of nine Capesize drybulk carriers for an aggregate purchase price of $1.17 billion from clients of Cardiff, including affiliates of George Economou, and unrelated third parties, consisting of 19.4 million Company common shares and the assumption of an aggregate of $478,300 in debt and future commitments. In light of the considerable subsequent decrease in the asset values of the nine Capesize vessels, the Company reached an agreement with the sellers to cancel this transaction. The cancellation of the acquisition was approved by the independent members of the Company's Board of Directors on January 21, 2009, and the termination and release agreements were signed on March 6, 2009. The consideration for canceling the transaction consisted of 6.5 million common shares issued to entities unaffiliated with the Company and nominated by the third-party sellers, which common shares were subject to a six-month “lock up” period, and 3.5 million “out-of-the-money” warrants issued to entities controlled by George Economou. As the affiliated entities received less consideration to cancel these contracts than the unrelated third parties, George Economou was deemed to have made an investor's contribution to the Company's capital.

The shares and warrants were issued on April 9, 2009. Each warrant entitles the holder to purchase one share of the Company's common stock. These warrants have a cost of $0.01 and strike prices, depending on the relevant tranches, of between $20 and $30 per share. The warrants are subject to an 18-month “lock up” period and expire after five years.

The costs of this cancellation recorded in “Contract termination fee and forfeiture of vessel deposits”, are summarized as follows:

Compensation to unrelated parties (a)	$23,855
Compensation to related parties (b)	25,350

Total cancellation fee	$49,205
(a) The fair value of the Company’s 6.5 million common shares issued to the third-party sellers was measured on March 6, 2009 (i.e., the date when the Company terminated the contracts in accordance with their terms) using the closing stock price of $3.67 per share or an aggregate fair value of $23,855.
(b) The fair value of the compensation to terminate the purchase commitment with the related parties on five of the nine vessels was $25,350, measured using the loss in value method (calculated as the difference between the total purchase consideration and the fair value of the five vessels using independent brokers’ valuations). A portion of such compensation was in the form of the Company’s warrants with a fair value of $5,392, which was determined using the Black-Scholes Model with the Company’s common shares as the underlying security.

Acquisition of Drillship Hulls 1837 and 1838 (subsequently named Ocean Rig Corcovado and Ocean Rig Olympia): On October 3, 2008, the Company's then wholly owned subsidiary, Ocean Rig UDW, entered into a share purchase agreement with certain unrelated parties and certain entities affiliated with George Economou to acquire the full equity interests in Drillships Holdings Inc. (“Drillships Holdings”), the owner of drillships Hulls 1837 and 1838 newbuilding advanced capability drillships for use in ultra deepwater drilling locations (Note 6). In connection with this transaction, Ocean Rig UDW issued to the sellers common shares equal to 25% of its total issued and outstanding common shares as of May 15, 2009.

The following table summarizes the aggregate fair values of assets acquired and liabilities assumed by the Company as of May 15, 2009:

Fair value of assets and liabilities acquired
Cash equivalents	$248
Advances for rigs and drillships under construction	625,445
Short-term borrowings (Note 11)	(31,102)
Other current liabilities	(7,656)
Long-term debt (Note 11)	(228,810)

Total fair value of net assets	$358,125

The carrying amount of the advances for rigs and drillships under construction was $447,445 as of the acquisition date. A fair value adjustment of $178,000 was made to the carrying amounts based on the fair value of the assets acquired. The carrying amounts of the remaining assets and liabilities acquired did not require fair value adjustments. No intangible assets were identified during the acquisition of Drillships Holdings.

On July 15, 2009, the Company acquired the remaining 25% of the total issued and outstanding capital stock of Ocean Rig UDW from the minority interests. The consideration paid for the 25% interest consisted of a one-time $50,000 cash payment and the issuance of the Company's Series A Convertible Preferred Stock with an aggregate face value of $280,000 (Note 13).

Other Current assets	12 Months Ended
Dec. 31, 2011
Other Assets [Abstract]
Other Current assets
The amount of other current assets shown in the accompanying consolidated balance sheets is analyzed as follows:

	December 31,
	2010	2011
Inventories……………………………………………...	$2,836	$15,681
Deferred mobilization expenses…………………………	22,144	62,228
Prepayments and advances…………………………….	15,430	15,750
Other…………………………………………………...	7,178	10,569
	$47,588	$104,228

Advances for Vessels and Drillships under Construction and Acquisitions	12 Months Ended
Dec. 31, 2011
Advances for Vessels and Rigs under Construction and Acquisitions [Abstract]
Vessels and Rigs under Construction and Acquisitions Disclosure

6. Advances for Vessels and Drillships under Construction and Acquisitions:

The amounts shown in the accompanying consolidated balance sheets include milestone payments relating to the shipbuilding contracts with the shipyards, supervision costs and any material related expenses incurred during the construction periods, all of which are capitalized in accordance with the accounting policy discussed in Note 2.

As of December 31, 2010 and 2011, the advances for vessels and drillships under construction and acquisitions are set forth below:

As of December 31, 2010 and 2011, the advances for vessels and rigs under construction and acquisitions are set forth below:

	December 31,	December 31,
	2010	2011
Balance at beginning of year	$1,182,600	$2,072,699
Advances for vessels/drillships under construction and related costs	894,416	2,632,660
Vessels/drillships delivered	(4,317)	(3,677,470)
Balance at end of year	$2,072,699	$1,027,889

During 2009, the Company entered into agreements with various unrelated parties to cancel certain memoranda of agreement the Company entered into prior to January 1, 2009 for the acquisition of seven Drybulk vessels. The total consideration of $208,158, including capitalized expenses, included in “Contract termination fees and forfeiture of vessel deposits” in the accompanying consolidated statement of operations consists mainly of the forfeiture of $93,158 in deposits (including capitalized expenses) for the acquisition of the vessels already made by the Company, $65,000 in cash consideration and two additional tranches of $25,000 each payable in cash or the equivalent amount in the form of common shares. On March 19, 2009, the Company issued a total of 11,990,405 common shares to the nominees of the seller to settle the two additional tranches.

On February 17, 2010 the Company placed an order for two 76,000 dwt Panamax dry bulk vessels, namely hull number H1637A and H1638A, with an established Chinese shipyard, for a price of $33,050 each. The vessel Woolloomooloo (ex. H1637A) and Raraka (ex. H1638A) were delivered on February 6, 2012 and March 2, 2012, respectively. On November 22, 2010, the Company placed an order for twelve tanker vessels (six Aframax and six Suezmax), with an established Korean shipyard, for a total consideration of $771,000. On January 18, March 23, April 29, October 7, 2011 and January 3, 2012 the Company took delivery of its newbuilding tankers Saga, Vilamoura, Daytona Belmar and Calida, respectively. The rest of the tankers are expected to be delivered during 2012 and 2013.

On January 3, March 30, July 28 and September 30, 2011 the Company's majority owned subsidiary, Ocean Rig UDW, took delivery of its newbuilding drillships Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and Ocean Rig Mykonos, respectively.

On April 12, 2011, the Company concluded an order with an established Chinese shipyard for two 176,000 dwt drybulk vessels, namely hull number H1241 and H1242, for an aggregated price of $54,164 per vessel. The vessels are expected to be delivered in the third and the fourth quarters of 2012, respectively.

On April 18, 2011, April, 27, 2011 and June 23, 2011, pursuant to the drillship master agreement (Note 10), the Company's majority owned subsidiary, Ocean Rig UDW exercised three of its six newbuilding drillship options under its contract with Samsung and entered into shipbuilding contracts for three seventh generation ultra-deepwater drillships, namely NB#1, NB#2 and NB#3, for a total contractual cost of approximately $608,000,per drillship. To date the Company paid $726,681 to the shipyard in connection with the exercise of these options. Delivery of these hulls is scheduled for July 2013, September 2013 and November 2013, respectively.

Included in advances for vessels under construction is $31,822, which represents the fair value at the acquisition date of OceanFreight's vessels under construction (Note 8).

On December 16, 2011, the Company placed an order for four 75,900 dwt Panamax ice class bulk vessels, namely hull number H1259, H1260, H1261 and H1262, with an established Chinese shipyard, for a price of $34,000 each. The first three vessels are expected to be delivered in the third quarter of 2014 and the last one in the fourth quarter of 2014.

Vessels, Drilling Rigs, Drillships, Machinery and Equipment	12 Months Ended
Dec. 31, 2011
Vessels, Drilling Rigs, Drillships, Machinery And Equipment [Abstract]
Vessels, Drilling Rigs, Drillships, Machinery And Equipment

7. Vessels, Drilling Rigs, Drillships, Machinery and Equipment:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

Drybulk and Tanker vessels:
	Cost	Accumulated Depreciation	Net Book Value
Balance, December 31, 2009	$2,372,390	($314,061)	$2,058,329
Additions/transfers from vessels under construction	43,448	-	43,448
Vessel Disposals	-75,113	12,689	-62,424
Depreciation	-	-117,799	-117,799
Vessel impairment charge	-11,880	8,292	-3,588
Balance, December 31, 2010	$2,328,845	$-410,879	$1,917,966
Additions/transfers from vessels under construction	441,155	-	441,155
Vessel Disposals	-116,600	1,157	-115,443
Vessel total constructive loss	-35,261	2,125	-33,136
Depreciation	-	-109,584	-109,584
Vessel impairment charge	-253,432	108,744	-144,688
Balance, December 31, 2011	$$2,364,707	$($408,437)	$$1,956,270

During 2009, the vessels Rapallo and Oliva were delivered to the Company for $70,507 and the vessel Paragon was sold for net proceeds of $30,163, resulting in a gain from the sale of $2,432. In addition, during 2009, the sale of vessels La Jolla and Toro were cancelled and a gain on contract cancellation of $15,270 was recognized, while the cancellation of the sale of vessel Lacerta resulting a gain of $6,202 that was recognized during 2011 (Note 16).

During 2010, the vessel Amalfi was delivered at a total cost of $43,448 while the vessels Delray, Iguana and Xanadu were sold for net proceeds of $73,317, resulting in net gain of $10,893. In addition, during 2010, the Company concluded a Memorandum of Agreement for the sale of vessel Primera for $26,500. The vessel was delivered to her new owners at April 4, 2011, realizing a total loss of $622. The Company performed an impairment review on the Primera as of December 31, 2010, to determine whether the change in the circumstances indicated that the carrying amount of the asset may not be recoverable. The Company's review indicated that future undiscounted operating cash flows for the vessel Primera, including revenues from the existing charter through the expected date of sale and the agreed-upon sale price, were below its carrying amount, and accordingly a vessel impairment charge of approximately $3,588 was recognized and reflected in the accompanying consolidated statement of operations for the year ended December 31, 2010.

On March 17, 2011, the Company's vessel Oliva, was ran aground and sank in the South Atlantic ocean. The vessel was declared a total actual loss and the Company has collected all of the insurance proceeds.

On July 1, 2011, and August 24, 2011, the Company concluded Memoranda of Agreement for the sale of the vessels, Conquistador and Toro and on July 15, 2011 for the sale of vessels Brisbane and Samsara. An impairment loss of $106,187 was recognized in the statement of operations. The vessels Conquistador, Brisbane, Samsara and Toro were delivered to their new owners on July 25, 2011, September 6, 2011, August 24, 2011 and October 14, 2011, respectively, realizing a loss of $1,449.

During the second quarter of 2011, the Company concluded a Memorandum of Agreement for the sale of vessel La Jolla for a sale price of $20,200. The Company classified the vessel La Jolla as "held for sale" in the June 30, 2011 consolidated balance sheet, as all criteria required for its classification as "Vessel held for sale" were met and an impairment loss of $5,917 was recognized as a result of the reduction of the vessel's carrying amount to its fair value less cost to sell. The vessel was delivered to her new owners at September 21, 2011 realising a loss of $527.

On February 10, 2012, the Company concluded two Memoranda of Agreement for the sale of vessels Avoca and Padre and one expected to be concluded in March 2012 for the sale of vessel Positano, for a sale price of $118,000 in the aggregate. The Company has not classified the above vessels as "held for sale" in the accompanying consolidated balance sheet, as of December 31, 2011, as all criteria required for their classification as "Vessels held for sale" were not met. An impairment loss of $32,584 in the aggregate, was recognized, as a result of the reduction of the vessels' carrying amount to their fair value. The vessels were delivered to their new owners on February, 22, 2012 and February, 24, 2012 respectively.The vessel Positano is expected to be delivered to her new owners in the second quarter of 2012.

Vessel cost at December 31, 2011 includes $187,000, representing the fair value of OceanFreight's vessels at the acquisition date (Note 8).

Drilling rigs, drillships, machinery and equipment:

	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2009	$1,453,391	($123,750)	$1,329,641
Additions	6,834	—	6,834
Disposals	-18,595	5,104	-13,491
Depreciation	—	-73,651	-73,651
Balance December 31, 2010	$1,441,630	$-192,297	$1,249,333
Additions	3,502,233	-	3,502,233
Disposals	-1,147	381	-766
Depreciation		-162,884	-162,884
Balance December 31, 2011	$$4,942,716	$($354,800)	$$4,587,916

As of December 31, 2011, all of the Company’s vessels and drilling rigs, have been pledged as collateral to secure the bank loans
(Note 10).

Acquisition of OceanFreight	12 Months Ended
Dec. 31, 2011
Acquisition of Ocean Freight (Abstract)
Acquisition of Ocean Freight

8. Acquisition of OceanFreight:

On July 26, 2011, DryShips and OceanFreight, entered into a definitive merger agreement for a subsidiary of DryShips to acquire the outstanding shares of OceanFreight for consideration per share of $19.85, consisting of $11.25 in cash and 0.52326 of a share of common stock of Ocean Rig UDW.

Simultaneously with the execution of the merger agreement described above, a subsidiary of the Company, entities controlled by Mr. Kandylidis and OceanFreight entered into a separate purchase agreement, pursuant to which the subsidiary of DryShips acquired 3,000,856, or approximately 50.5%, of the outstanding shares of OceanFreight common stock from entities controlled by Mr. Kandylidis, for the same consideration per share that the OceanFreight shareholders will receive in the merger. This transaction closed on August 24, 2011.

The acquisition of the majority voting common shares of OceanFreight was accounted for under the purchase method of accounting. The Company began consolidating OceanFreight from August 24, 2011 (the acquisition date of OceanFreight), as of which date the results of operations of OceanFreight are included in the accompanying consolidated statement of operations for the year ended December 31, 2011. The preliminary purchase price allocation is as follows:

Assets:
Current assets	$12353
Vessels	187000
Vessels under construction	31822
Above-market acquired time charters	47320
Other Non Current assets	7589
Total assets acquired	286084

Liabilities:
Current liabilities, excluding current portion of long-term bank debt and current portion of financial instruments	23774
Bank debt, including current portion of $26,524	137711
Financial Instruments, including current portion of $5,990	9017
Non controlling interest	57257
Total liabilities	227,759

Net assets acquired	$58325

Cash consideration	33,760
Consideration paid in OCR’ shares (1,570,226 shares exchanged)*	24,565
Total consideration	58,325

  Closing price of Ocean Rig common shares as of August 24, 2011 used for the determination of the consideration paid.

The Company recorded a preliminary allocation of the purchase price to the assets acquired and liabilities assumed based on the fair values as of August 24, 2011. The Company is still assessing the economic characteristics of certain intangibles and customer relationships. The Company expects to substantially complete this assessment during the third quarter of 2012 and may adjust the amounts recorded as of December 31, 2011 to reflect any revised evaluations.

The carrying amounts of vessels and vessels under construction of $300,540 and $94,922, respectively were reduced by fair value adjustments of $113,540 and $63,100, respectively as of the acquisition date. In connection with the acquisition, the Company acquired charter out contracts for the future time-chartered services of OceanFreight, some of which extend from January 2012 to December 2019. These contracts include fixed day rates that are above day rates available as of the acquisition date. After determining the aggregate fair values of these time-chartered contracts as of the acquisition date, the Company recorded the respective contract fair values on the consolidated balance sheet as non-current assets under “Above market acquired time charters”. These will be amortized into revenues using the straight-line method over the respective contract periods (1 to 8 years based on the respective contracts). The amount amortized as of December 31, 2011 amounted to $7,218.

	Amount Acquired	Amortization as of December 31, 2011	2012	2013	2014	2015	thereafter
Above-market acquired time charters	$47,320	$7,218	$17,012	$11,928	$7,957	$1,299	$1,906

All above fair values were based upon available market data using management estimates and assumptions. The preliminary purchase price allocation was prepared by the Company, assisted by a third party expert, based on management estimates and assumptions, making use of available market data and taking into consideration third party valuations of fleet and newbuildings acquired, performed on a charter free basis.

On November 3, 2011, the merger was completed, upon the approval by shareholders of OceanFreight at a special meeting of shareholders held on November 3, 2011. Following the completion of the merger, OceanFreight is a wholly-owned subsidiary of DryShips. Under the terms of the merger agreement, OceanFreight shareholders received $11.25 in cash and 0.52326 of a share of Ocean Rig UDW's common stock per share of OceanFreight common stock previously owned. The Company transferred $66,895 in cash and $48,687 in the form of shares of OceanRig UDW's common stock as the total consideration for the acquisition of OceanFreight.

The following pro forma consolidated financial information reflects the results of operations for the year ended December 31, 2010 and 2011, as if the acquisition of OceanFreight had occurred at the beginning of fiscal 2010 and after giving effect to purchase accounting adjustments and to the accounting changes described above, which are mainly related to vessels' depreciation and above-market time charters amortization. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place as of the beginning of fiscal 2010. In addition, these results are not intended to be a projection of future results and do not reflect any synergies that might be achieved from the combined operations.

	2010	2011
Pro forma revenues	947,846	$1,107,854
Pro forma operating income	318,873	173,188
Pro forma net income/ (loss)	121,120	-58,255
Pro forma per share amounts:
Basic net income/ (loss) per share	0.39	-0.24

The amounts of revenues and losses following the acquisition of OceanFreight on August 24, 2011 included in the consolidated statement of operations for the year ended December 31, 2011 were $11,801 and $59, respectively.

Intangible Assets and Liabilities	12 Months Ended
Dec. 31, 2011
Intangible Assets and Liabilities [Abstract]
Intangible Assets and Liabilities

9. Intangible Assets and Liabilities:

The Company's identified finite-lived intangible assets associated with trade names, software, above-market and below-market acquired time charters and drilling contracts are being amortized over their useful lives. Trade names and software are included in “Intangible assets, net” in the accompanying consolidated balance sheets net of accumulated amortization. Above-market and below-market acquired time charters and drilling contracts are presented separately in the accompanying consolidated balance sheets, net of accumulated amortization.

						Amortization Schedule
	Amount Acquired	Accumulated amortization as of December 31, 2010	Amortization for the year ended December 31, 2011	2012	2013	2014	2015	2016 and thereafter

Trade names	$9,145	$2,678	$877	$877	$877	$877	$877	$2,082
Software	5,888	1,849	567	565	565	565	565	1212

Total Intangible Assets, net	$15,033	$4,527	$1,444	$1,442	$1,442	$1,442	$1,442	$3,294

Above-market acquired time charters and drilling contracts	$62,373	$13,883	$8,388	$17,012	$ 11,928	$ 7,957	$ 1,299	1906

Below-market acquired time charters and drilling contracts	$65,844	$64,990	$854	$ -	$ -	$ -	$ -	$ -

Other non current assets	12 Months Ended
Dec. 31, 2011
Other Non Current Assets Disclosure
Other Non Current Assets Disclosure

10. Other non current assets:

The amounts included in the accompanying consolidated balance sheets are as follows:

	December 31,	December 31,
	2010	2011
Security deposits for derivatives	$78,600	$$33,100
Delivery payment for drillship	294,569	-
Option for construction of drillships	99,024	24,756
Other	0	15,540
Balance at end of period	$472,193	$$73,396

As of December 31, 2010, security deposits of $39,500 and $39,100 for the Ocean Rig Poseidon and the Ocean Rig Mykonos, respectively, were paid and recorded as "Other non current assets" in the accompanying consolidated balance sheet as of December 31, 2010. As of December 31, 2011, security deposits of $33,100 for the Ocean Rig Poseidon and Ocean Rig Mykonos, were recorded as "Other non current assets" in the accompanying consolidated balance sheet. These deposits are required by the counterparty due to the market loss in the swap agreements as of December 31, 2010 and 2011.

On December 28, 2010 the final yard installment of $294,569 for the Ocean Rig Corcovado was paid to a suspense account and was recorded as "Other non current assets" in the accompanying consolidated balance sheet as of December 31, 2010. On January 3, 2011 and in connection with the delivery of Ocean Rig Corcovado, the balance in the suspense account was released to the yard.

On November 22, 2010, the Company, entered into an option contract with Samsung for the construction of up to four additional ultra-deepwater drillships, which would be "sister-ships" to the Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and the Ocean Rig Mykonos, with certain upgrades to vessels design and specifications. The total contractual cost is approximately 608,000,per drillship. The option agreement required the Company to pay a non-refundable slot reservation fee of $24,756 per drillship, with such fee to be applied towards the drillship contract price if the options are exercised. The option agreement was novated by the Company to Ocean Rig UDW, on December 30, 2010, at a cost of $99,024 which was paid by Ocean Rig UDW. During 2011, Ocean Rig UDW paid an additional amount of $30,000 to exercise three of the above options and as a result the slot reservation fee for the three options exercised amounting to $74,268 was transferred to 'Advances for vessels and drillships under construction'. On May 16, 2011, Ocean Rig UDW entered into an addendum to the option agreement for the construction of up to two additional ultra-deepwater drillships with the same contract terms, conditions and specifications as the four optional drillships under the original agreement and to extend the date to exercise the fourth option under the original agreement from November 22, 2011 to January 31, 2012. On January 27, 2012, Ocean Rig UDW entered into a second addendum to the option agreement to further extend the date to exercise the fourth option under the original agreement and the two additional options under the addendum signed in May 2011 from January 31, 2012 to April 2, 2012.

The Company has exercised three of the six options under the agreement and, as a result, has entered into shipbuilding contracts for three seventh generation, ultra-deepwater drillships with deliveries scheduled in July 2013, September 2013 and November 2013, respectively. The Company may exercise the three remaining newbuilding drillship options at any time on or prior to April 2, 2012, with drillship deliveries ranging from the fourth quarter of 2014 and onwards, depending on when the options are exercised.

Long-term Debt	12 Months Ended
Dec. 31, 2011
Long-term Debt Disclosure
Long-term Debt Disclosure

11. Long-term Debt:

The amount of long-term debt shown in the accompanying consolidated balance sheets is analyzed as follows:

	December 31, 2010	December 31, 2011
Convertible Senior Notes	$700,000	$700,000
Ocean Rig Senior Notes	0	500,000
Loan Facilities – Drybulk Segment	950,290	841,453
Loan Facilities – Tanker Segment	0	130,048
Loan Facilities – Drilling Segment	1,285,358	2,279,167
Less: Deferred financing costs	(215,956)	(192,183)
Less: Dryships participation in Ocean Rig Senior Notes	-	(18,000)
Add: Valuation of Dryships participation in Ocean Rig Senior Notes	-	1,350
Total debt	2,719,692	4,241,835
Less: Current portion	(731,232)	(429,149)
Long-term portion	$1,988,460	$3,812,686

Convertible Senior Notes and Related Borrow Facility

In November 2009, the Company issued $400,000 aggregate principal amount of 5% Convertible unsecured Senior Notes (the “Notes”), which are due December 1, 2014. The full over allotment option granted was exercised and an additional $60,000 Notes were purchased. Accordingly, $460,000 in aggregate principal amount of Notes were sold, resulting in aggregate net proceeds of approximately $447,810 after the underwriter commissions.

The holders may convert their Notes at any time on or after June 1, 2014 but prior to maturity. However, holders may also convert their Notes prior to June 1, 2014 under the following circumstances: (1) if the closing price of the common stock reaches and remains at or above 130% of the conversion price of $7.19 per share of common stock or 139.0821 share of common stock per $1,000 aggregate principal amount of Notes, in effect on that last trading day for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the calendar quarter immediately preceding the calendar quarter in which the conversion occurs; (2) during the ten consecutive trading-day period after any five consecutive trading-day period in which the trading price per $1,000 principal amount of the Notes for each day of that period was less than 98% of the closing price of the Company's common stock multiplied by then applicable conversion rate; or (3) if specified distributions to holders of the Company's common stock are made or specified corporate transactions occur. The Notes are unsecured and pay interest semi-annually at a rate of 5% per annum commencing June 1, 2010.

As the Notes contain a cash settlement option upon conversion at the option of the issuer, the Company has applied the guidance for “Accounting for Convertible Debt Instruments That May be Settled in Cash Upon Conversion (Including Partial Cash Settlement)”, and therefore, on the day of the Note issuance, bifurcated the $460,000 principal amount of the Notes into liability and equity components of $341,156 and $118,844, respectively, by first determining the carrying amount of the liability component of the Notes by measuring the fair value of a similar liability that does not have an associated equity component. The equity component was calculated by deducting the fair value of the liability component from the total proceeds received at issuance. Additionally, the guidance requires the Company to accrete the discount of $118,844 to the principal amount of the Notes over the term of the Notes. The Company's interest expense associated with this Note accretion is based on an effective interest rate of 12%.

In April 2010, the Company issued $220,000 aggregate principal amount of Notes, which are due December 1, 2014. These Notes were offered as additional Notes under the indenture, as supplemented by a supplemental indenture, pursuant to which the Company previously issued $460,000 aggregate principal amount of Notes due December 1, 2014 in November 2009. The terms of the Notes offered in April other than their issue date and public offering price, are identical to the Notes issued in November 2009.

The full over allotment option granted was exercised and an additional $20,000 aggregate principal amount of Notes were purchased. Accordingly, $240,000 in aggregate principal amount of Notes were sold, resulting in aggregate net proceeds of approximately $237,202 after the underwriter commissions. On the day of the Note issuance, the Company bifurcated the $240,000 principal amount of the Notes into the liability and equity components of $168,483 and $71,517, respectively, by first determining the carrying amount of the liability component of the Notes by measuring the fair value of a similar liability that does not have an associated equity component. The equity component was calculated by deducting the fair value of the liability component from the total proceeds received at issuance. Additionally, the Company is required to accrete the discount of $71,517 to the principal amount of the Notes over the term of the Notes. The Company's interest expense associated with this Note accretion is based on an effective interest rate of 14%.

In conjunction with the public offering of 5% Notes described above, the Company also entered into share lending agreements with an affiliate of the underwriter of the offering, or the share borrower, pursuant to which the Company loaned the share borrower approximately 36,100,000 shares of the Company's common stock. Under the share lending agreements, the share borrower is required to return the borrowed shares when the Notes are no longer outstanding. The Company did not receive any proceeds from the sale of the borrowed shares by the share borrower, but the Company did receive a nominal lending fee of $0.01 per share from the share borrower for the use of the borrowed shares. During 2011, the share borrower returned 1,000,000 of the above loaned shares to the Company, which were not retired and are included as treasury stock in the accompanying balance sheet as of December 31, 2011.

The fair value of the outstanding loaned shares as of December 31, 2010 and 2011 was $198,189 and $70,200, respectively. On the day of the Notes issuance the fair value of the share lending agreements was determined to be $14,476, based on a 5.5% interest rate of the Notes without the share lending agreement and was recorded as debt issuance cost. Amortization of the issuance costs associated with the share lending agreement recorded as interest expense during the years ended December 31, 2009, 2010 and 2011 was $195, $2,617 and $2,974, respectively. The balance as of December 31, 2010 and 2011 was $11,664 and $8,690, respectively.

Effective September 19, 2011 the applicable conversion price has been changed to $6.9 per share. The previous conversion price of $7.19 per share was adjusted downward in connection with the Company's partial spin off of Ocean Rig UDW (Note 13). Since the Company's stock price was below the Notes conversion price of $6.9 as of December 31, 2011, the if-converted value did not exceed the principal amount of the Notes.

The total interest expense related to the Notes in the Company's consolidated statements of operations for the years ended December 31, 2009, 2010 and December 31, 2011 was $4,037, $57,681 and $69,144, of which $1,769, $26,516 and $34,144, respectively are non-cash amortization of the discount on the liability component and $2,268, $31,165 and $35,000, respectively are the contractual interest to be paid semi-annually at a coupon rate of 5% per year. At December 31, 2010 and 2011 the net carrying amount of the liability component and unamortized discount were $537,969 and $572,113, respectively and $162,031 and $127,887, respectively.

The Company's interest expense associated with the $460,000 aggregate principal amount and $240,000 aggregate principal amount of Notes is accretive based on an effective interest rate of 12% and 14%, respectively.

Ocean Rig Senior Notes

On April 27, 2011, Ocean Rig UDW issued $500,000 aggregate principal amount of its 9.5% senior unsecured notes due 2016 (the "OCR UDW Notes") offered in a private placement, resulting in net proceeds of approximately $487.5 million. The OCR UDW Notes are unsecured obligations and rank senior in right of payment to any future subordinated indebtedness and equally in right of payment to all of its existing and future unsecured senior indebtedness.

The Ocean Rig UDW Notes are not guaranteed by any of the Company's subsidiaries. Ocean Rig UDW may redeem some or all of the Ocean Rig UDW Notes as follows: (i) at any time and from time to time from April 27, 2014 to April 26, 2015, at a redemption price equal to 104.5% of the aggregate principal amount, plus accrued and unpaid interest to the date of redemption; or (ii) at any time and from time to time from April 27, 2015 at a redemption price equal to 102.5% of the aggregate principal amount, plus accrued and unpaid interest to the date of redemption. Upon a change of control, which occurs if 50% or more of Ocean Rig UDW's shares are acquired by any person or group other than DryShips or its affiliates, the noteholders will have an option to require Ocean Rig UDW to purchase all outstanding notes at a redemption price of 100% of the principal amount thereof plus accrued and unpaid interest to the date of purchase.

The total interest expense and debt amortization cost related to the Ocean Rig UDW Notes in the Company's consolidated statement of operations for the year ended December 31, 2011 was $32,327 and $2,235, respectively. The contractual semi-annual coupon interest rate is 9.5% per year.

On April 26, 2011, DryShips agreed to purchase from three unaffiliated companies Ocean Rig UDW Notes in the total aggregate principal amount of $75,000. During the period from May 19, 2011 to July 27, 2011, the Company sold to third parties these senior unsecured notes with notional amount of $57,000 resulting in a gain of $1,406. The remaining $18,000 senior unsecured notes were measured at fair value as of December 31, 2011 and a loss of $1,350 was recorded in "Other comprehensive income".

 Term bank loans and credit facilities

The bank loans are payable in U.S. Dollars in quarterly and semi-annual installments with balloon payments due at maturity between January 2015 and November 2020. Interest rates on the outstanding loans as at December 31, 2011 are based on LIBOR plus a margin.

On November 29, 2010, the Company signed an amended and restated agreement on the March 13, 2008 term loan, for the substitution of vessels Delray and Toro with vessel Amalfi. The vessel Delray was sold in February 2010, whereas the vessel Toro was released from the loan and security obligation and was replaced by vessel Amalfi.

On December 21, 2010, an Ocean Rig UDW subsidiary entered into a $325,000 short-term loan facility (the "$325,000 Bridge Loan") with a syndicate of lenders for the purpose of (i) meeting the ongoing working capital needs of Drillships Hydra Owners Inc.; (ii) financing the partial repayment of existing debt in relation to the purchase of the Ocean Rig Corcovado; and (iii) financing the payment of the final installment associated with the purchase of said drillship. This loan facility was repayable in full in June 2011 and bore interest at a rate of LIBOR plus a margin. Ocean Rig UDW drew down the full amount of this loan on January 5, 2011 and repaid the full amount of this loan on April 20, 2011 with borrowings under the $800 million senior secured term loan agreement discussed below.

On February 7, 2011, the Company entered into a $70,000 term loan facility to partially finance the acquisition cost of the newbuilding tankers Saga and Vilamoura. The loan bears interest at LIBOR plus a margin, and is repayable in twenty quarterly installments plus a balloon payment through February 2016. As of December 31, 2011, the Company has drawn down the full amount available under this facility.

On April 15, 2011, Ocean Rig entered into an $800,000 syndicated secured term loan facility to partially finance the construction costs of the Ocean Rig Corcovado and the Ocean Rig Olympia. This facility has a five-year term and is repayable in 20 quarterly installments, plus a balloon payment payable with the last installment. The facility bears interest at LIBOR plus a margin. The facility is guaranteed by the Company and Ocean Rig UDW and imposes certain financial covenants on both entities. On April 20, 2011, Ocean Rig UDW drew down the full amount of this facility and prepaid the outstanding balance of its existing $325,000 senior secured credit facility.

On April 20, 2011, the Company entered into a $32,313 secured term loan facility to partially finance the acquisition cost of the newbuilding tanker Daytona. The loan bears interest at LIBOR plus a margin, and is repayable in twenty four quarterly installments plus a balloon payment through April 2017. As of December 31, 2011, the Company has drawn down the full amount available under this facility.

On April 27, 2011, Ocean Rig UDW entered into an amended agreement with all lenders under its two $562,500 loan agreements to restructure the original agreements. The principal terms of the restructuring are as follows: (i) the maximum amount permitted to be drawn is reduced from $562,500 to $495,000 under each facility; (ii) in addition to the guarantee already provided by the Company, Ocean Rig UDW provided an unlimited recourse guarantee that includes certain financial covenants that apply quarterly to Ocean Rig UDW; (iii) Ocean Rig UDW is permitted to draw under the facility with respect to the Ocean Rig Poseidon based upon the employment of the drillship under its drilling contract with Petrobras Tanzania, and on April 27, 2011, the cash collateral deposited for this vessel was released; and (iv) Ocean Rig UDW was permitted to draw under the facility with respect to the Ocean Rig Mykonos provided it had obtained suitable employment for such drillship no later than August 2011.

On August 10, 2011, Ocean Rig UDW amended the terms of its $495,000 credit facility for the construction of the Ocean Rig Mykonos to allow for full draw downs to finance the remaining installment payments for the Ocean Rig Mykonos based on the Petrobras Brazil contract for the Ocean Rig Mykonos and, on August 10, 2011, the cash collateral deposited for the drillship was released. The two $495,000 Loan Agreements bear interest at a rate that is in part fixed and in part at LIBOR plus a margin and are repayable in eighteen semi-annual installments through December 2020. The amendment also requires that the Ocean Rig Mykonos be re-employed under a contract acceptable to the lenders meeting certain minimum terms and dayrates at least six months, in lieu of 12 months, prior to the expiration of the Petrobras Brazil contract. All other material terms of the credit facility were unchanged.

On October 26, 2011, the Company entered into a $141,350 syndicated secured term loan facility to partially finance the construction costs of the tankers Belmar, Calida, Lipari and Petalidi. The loan bears interest at LIBOR plus a margin and is repayable in twenty-eight quarterly installments plus a balloon payment payable with the last installment.

In addition, upon the acquisition of OceanFreight, DryShips issued a guarantee in favor of OceanFreight's only outstanding loan of $137,711 under OceanFreight's $325,000 senior secured credit facility entered into on September 18, 2007. The loan bears interest at LIBOR plus a margin, and is comprised of the following two tranches: Tranche A is a reducing revolving credit facility in a maximum amount of $200,000, $199,000 of which OceanFreight utilized prior to its acquisition by DryShips and the outstanding balance at December 31, 2011 of $86,469 will be reduced or repaid in seven semi-annual equal installments of 8,130 each, plus a balloon installment in a amount of $29,559; Tranche B is a term loan facility in a maximum amount of $125,000, which was fully utilized by OceanFreight prior to its acquisition by DryShips and the outstanding balance at December 31, 2011 of $43,111 is repayable in eight equal semi-annual installments in the amount of $5,132 each, plus a balloon installment in the amount of $2,055.

On January 4, 2012, the Company entered into a supplemental agreement for the term bank loan dated July 23, 2008, according to which the vessel Woolloomooloo is pledged as collateral to secure the bank loan.

The aggregate available undrawn amounts under the Company\s facilities at December 31, 2010 and 2011 were $930,477 and $109,037, respectively. As of December 31, 2011, the Company is required to pay a quarterly commitment fee of 1.08% per annum of its undrawn portion of the line of credit.

The weighted-average interest rates on the above outstanding debt were: 3.88%, 4.80% and 5.45% for the years ended December 31, 2009, 2010 and 2011, respectively.

The table below presents the movements for Senior Notes, Convertible Senior Notes, credit facilities and term loans throughout 2011:

Loan	Loan agreement date	OriginalAmount	December 31, 2010	New Loans	Repayments	December 31, 2011
Term Bank Loan	October 2, 2007	35,000	23,000	-	-5,500	17,500
Term Bank Loan	December 4, 2007	101,150	41,637	-	-27,353	14,284
Term Bank Loan	October 5, 2007	90,000	66,000	-	-4,500	61,500
Term Bank Loan	June 20, 2008	103,200	36,400	-	-4,800	31,600
Term Bank Loan	May 13, 2008	125,000	60,000	-	-9,000	51,000
Term Bank Loan	May 5, 2008	90,000	54,000	-	-6,000	48,000
Term Bank Loan	November 16, 2007	47,000	23,000	-	-3,000	20,000
Term Bank Loan	July 23, 2008	126,400	99,150	-	-13,800	85,350
Term Bank Loan	March 13, 2008	130,000	43,614	-	-5,349	38,265
Term Bank Loan	February 7, 2011	70,000	-	70,000	-3,500	66,500
Term Bank Loan	April 20\, 2011	32,313	-	32,313	-1,077	31,236
Term Bank Loan	October 26, 2011	141,350	-	32,313	-	32,313
Term Bank Loan	April 18, 2011	800,000	-	800,000	-33,333	766,667
Credit Facility	March 31, 2006	753,637	503,490	-	-159,117	344,373
Credit Facility	September 17, 2008	1,040,000	675,833		-153,333	522,500
Credit Facility	September 10, 2007	230,000	115,000	-	-115,000	-
Credit Facility	July 18, 2008	1,125,000	194,524	795,476	-	990,000
Credit Facility	December 28, 2010	300,000	300,000	-	-300,000	-
Credit Facility	December 21, 2010	325,000	-	325,000	-325,000	-
Credit Facility	September 18, 2007	325,000	-	137,711	-8,131	129,580
Convertible Senior Notes	November 21, 2009	460,000	700,000	-	-	700,000
Ocean Rig Senior Notes	April 27, 2011	$500,000	-	483,350	-	483,350
			$2,935,648	$2,676,163	($1,177,793)	$4,434,018

The above loans are secured by a first priority mortgage over the vessels, rigs and drillships corporate guarantee, a first assignment of all freights, earnings, insurances and requisition compensation. The loans contain covenants including restrictions, without the bank's prior consent, as to changes in management and ownership of the vessels, additional indebtedness and mortgaging of vessels, change in the general nature of the Company's business. In addition, some of the vessel owning companies are not permitted to pay any dividends to DryShips nor DryShips to its shareholders without the lender's prior consent. The loans also contain certain financial covenants relating to the Company's financial position, operating performance and liquidity. The Company's secured credit facilities impose operating and negative covenants on the Company and its subsidiaries. These covenants may limit the Dryships' subsidiaries' ability to, among other things, without the relevant lenders' prior consent (i) incur additional indebtedness, (ii) change the flag, class or management of the vessel mortgaged under such facility, (iii) create or permit to exist liens on their assets, (iv) make loans, (v) make investments or capital expenditures, and (vi) undergo a change in ownership or control.

As of December 31, 2011, the Company was in compliance with the original covenants, had waivers that supplemented the original covenants or had the ability to remedy breaches of financial covenants. As of December 31, 2011, the Company was not in compliance with loan-to-value ratios contained in certain of its original loan agreements under which a total of $185,802 was outstanding as of that date and has obtained waivers of the breach relating to approximately $97,302 of the outstanding indebtedness until March 31, 2012. As a result, the Company may be required to prepay indebtedness or provide additional collateral to its lenders in the form of cash or other property in the total amount of $83,009 in order to comply with these ratios, including an amount of $64,384 assumed prepaid upon waiver expiry on March 31, 2012.

Total interest incurred on long-term debt, including capitalized interest, for the years ended December 31, 2009, 2010 and 2011 amounted to $94,717, $99,044, and $156,088 respectively. These amounts net of capitalized interest are included in “Interest and finance costs” in the accompanying consolidated statements of operations.

The annual principal payments required to be made after December 31, 2011, including balloon payments, totaling $4,434,018 due through December 2020, are as follows:

2012	$439,848
2013	754,936
2014	997,872
2015	374,401
2016 and thereafter	1,866,961

Total principal payments	4,434,018
Less: Financing fees and equity components of notes	(192,183)

Total debt	$4,241,835

Issuance of common shares

On January 15, 2009, the Company agreed to transfer its interests in the ship-owning companies of three Capesize newbuildings to an entity that is not affiliated with the Company. As consideration for liabilities assumed by the purchasers, on March 19, 2009, the Company issued a total of 11,990,405 common shares to the nominees of Central Mare Inc. (Note 6).

During 2009, the Company effected two at-the-market equity offerings. Under these offerings, the Company issued 165,054,595 shares of common stock. The net proceeds, after commissions, amounted to $952,369.

Concurrently with the offering of the Notes discussed in Note 11, the Company entered into share lending agreements and issued 26,100,000 shares of common stock in November 2009 and 10,000,000 in April 2010, respectively, which it subsequently loaned to the underwriter pursuant to the share lending agreements. The Company received a one time loan fee of $0.01 per share.

In September 2010, the Company filed a universal shelf registration statement on Form F-3 relating to the offer and sale of up to $350,000 of the Company's common shares. Under this offering, the Company issued 74,818,706 of common stock. The net proceeds, after deducting commissions, amounted to $342,300.

Issuance of Series A preferred stock

On July 15, 2009, the Company issued 52,238,806 shares of its Series A Convertible Preferred Stock ('Preferred Stock') under its agreement to acquire the remaining 25% of the total issued and outstanding capital stock of Ocean Rig UDW . The aggregate face value of these shares was $280,000 and the fair value of the Preferred Stock was determined by management to be $268,000.

The Company determined that the fair value of the 25% of the total issued and outstanding capital stock of Ocean Rig UDW was more reliably measurable than the fair value of the preferred stock issued. The Company determined that $318,000 was the fair value of the 25% of the outstanding common shares of Ocean Rig UDW in accordance with fair value guidance by weighting the fair values derived using the following three valuation methods: (i) Fair value of the net assets of Ocean Rig UDW; (ii) Discounted cash flow method; and (iii) Comparable company approach. Based on the foregoing, the Company recorded the preferred stock at $268,000, which was calculated as the fair value of the 25% of the total issued and outstanding capital stock of Ocean Rig UDW of $318,000 less cash consideration of $50,000.

The changes in the Company's ownership interest in Ocean Rig UDW did not represent a change in control and therefore the Company accounted for this transaction as an equity transaction with no gain or loss recorded in the statement of operations or comprehensive income. The difference between the fair value of the 25% of the total issued and outstanding capital stock of Ocean Rig UDW and the amount the non-controlling interest was recognized as equity attributable to the parent.

The Series A Convertible Preferred Stock accrued cumulative dividends on a quarterly basis at an annual rate of 6.75% of the aggregate face value. Dividends were payable in preferred stock or cash, if cash dividends had been declared on common stock. Such accrued dividends were payable in additional shares of preferred stock immediately prior to any conversion.

Each share of this instrument mandatorily converts into shares of the Company's common stock proportionally, upon the contractual delivery of each of the four newbuilding ultra deepwater drillships at a premium of 127.5% of the original purchase price. Furthermore, each share of this instrument can also be converted into shares of the Company's common stock at any time at the option of the holder at a conversion rate of 1.0:0.7.

On February 10, 2011 and following the delivery of the Ocean Rig Corcovado, 25% of the shares of Preferred Stock held by each holder, amounting to 13,059,701 were converted, at the conversion price, into 10,242,903 shares of common stock. On the same date the cumulative accrued stock dividend as of December 31, 2010 was converted into 5,158,762 shares of Preferred Stock.

On April 12, 2011 and following the delivery of Ocean Rig Olympia, 25% of the shares of Preferred Stock held by each holder, amounting to 13,059,701 were converted, at the conversion price, into 10,242,903 shares of common stock. On the same date the cumulative accrued stock dividend for the period from January 1, 2011 to March 31, 2011, was converted into 644,844 shares Convertible Preferred Stock.

On September 2, 2011 and following the delivery of the Ocean Rig Poseidon, 25% of the shares of Preferred Stock held by each holder, amounting to 13,059,701 were converted, at the conversion price, into 10,242,903 shares of common stock. On the same date the cumulative accrued stock dividend for the period from April 1, 2011, to July 31, 2011, associated with the Series A Convertible Preferred Stock was converted into 584,464 shares of Series A Convertible Preferred Stock.

On October 17, 2011 and following the delivery of the Ocean Rig Mykonos, the final 25% of the shares of Preferred Stock held by each holder, amounting to 13,059,701 shares in the aggregate, were converted, at the conversion price, into 10,242,903 shares of common stock. On the same date the cumulative accrued stock dividend for the period from August 1, 2011 to September 30, 2011, was converted into 144,909 shares Convertible Preferred Stock. On the same date, the dividend shares of Preferred Stock which accrued quarterly from July 9, 2009 through September 30, 2011 held by each holder, amounting to 6,532,979 shares in the aggregate, were converted, at the conversion price, into 5,123,905 shares of common stock.

Private placement

On December 21, 2010, the Company completed the sale of an aggregate of 28,571,428 of Ocean Rig UDW common shares (representing approximately 22% of Ocean Rig UDW's outstanding common stock) through a private offering, at the offering price of $17.50 per share. The Company received approximately $488,301 of net proceeds from the private offering. The net assets of Ocean Rig UDW as of December 21, 2010 amounted to $2,427,121. At the date of the transaction, the carrying amounts of Ocean Rig UDW's assets and liabilities did not require fair value adjustments. The difference between the consideration received and the amount attributed to the non controlling interests which amounted to $45,666 was recognized in equity attributable to the controlling interest.During 2011, the Company identified consideration received from the issuance of subsidiary shares of $107,426 attributable to non controlling interests which was previously classified as additional paid-in capital. The Company has reclassified this amount from additional paid in capital to non controlling interests as of September 30, 2011 and for all periods presented. As a result, transfers from non controlling interests for the year ended December 31, 2010 decreased by the same amount. Accordingly, amounts for decrease in Dryships' equity for issuance of subsidiary shares increased from $45,666 to $153,092 and the 'Net Income/ (loss) attributable to Dryships' and transfers to/from the Non controlling interest for the year ended December 31, 2010 decreased from $142,661 to $35,235.

Conversion of common stock into treasury stock

During September 2011, the share borrower described in Note 11 returned to the Company 1,000,000 loaned shares of the Company's common stock, which were not retired.

Repurchase program

On December 6, 2011, Ocean Rig UDW announced that its board of directors had approved a repurchase program for up to a total of $500,000 of its common shares and 9.5% senior unsecured notes due 2016 (Note 11). Ocean Rig UDW's common shares and unsecured notes may be purchased under the program from time to time through December 31, 2013. As of December 31, 2011 Ocean Rig UDW had not purchased any common shares or unsecured notes under the program described above.

Partial Spin-off

On August 2, 2011, the Company's Board of Directors approved the partial spin-off of its interest in Ocean Rig UDW. On October 5, 2011, the Company completed the partial spin off of the Ocean Rig UDW by distributing an aggregate of 2,967,291 of the Ocean Rig UDW common shares, or $60,191 after giving effect to the tr

Financial Instruments and Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Financial Instruments and Fair Value Measurements [Abstract]
Financial Instruments And Fair Value Measurements

12. Financial Instruments and Fair Value Measurements:

All derivatives are carried at fair value on the consolidated balance sheet at each period end. Balances as of December 31, 2010 and 2011 are as follows:

	December 31, 2010				December 31, 2011

			Foreign				Foreign
		Forward	Currency			Forward	Currency
	Interest	Freight	Forward		Interest	Freight	Forward
	Rate Swaps	Agreements	Contracts	Total	Rate Swaps	Agreements	Contracts	Total
Current assets	$0	0	1,538	$1,538	$0			$0
Current liabilities	(71,640)	(1,063)	0	(72,703)	(100,104)			(100,104)
Non current liabilities	(159,376)	0	0	(159,376)	(102,346)			(102,346)

	$(231,016)	(1,063)	1,538	$(230,541)	$(202,450)	0	0	$(202,450)

12.1 Interest rate swaps, cap and floor agreements: As of December 31, 2010 and 2011, the Company had outstanding 34 and 29 interest rate swap, cap and floor agreements, of $2.5 billion and $2.6 billion notional amount, respectively, maturing from April 2012 through November 2017. The amounts as of December 31, 2011 include two interest rate swaps resulting from the acquisition of OceanFreight. These agreements are entered into in order to hedge the Company's exposure to interest rate fluctuations. As of December 31, 2010, 31 of these agreements did not qualify for hedge accounting and, as such, changes in their fair values were included in the accompanying consolidated statement of operations, while three contracts did qualify for hedge accounting and, as such, changes in their fair values were included in Accumulated Other Comprehensive income/(loss). Effective January 1, 2011 the Company removed the designation of the cash flow hedges and discontinued hedge accounting for the associated interest rate swaps. As a result, as of December 31, 2011, these agreements do not qualify for hedge accounting and, as such, changes in their fair values are included in the accompanying consolidated statement of operations. In accordance with ASC 815-30-40 the unrealized loss accumulated in Accumulated Other Comprehensive Income/(Loss) for previously designated cash flow hedges, which as of December 31, 2010 amounted to $35,992, is being reclassified into earnings in the same period or periods during which the hedged forecasted transaction affects earnings. As a result, during the year ended December 31, 2011, an amount of $13,088 was reclassified into the statement of operations.

Apart from the unrealized loss discussed above, as of December 31, 2010, Accumulated Other Comprehensive Income/(Loss) also included realized losses on cash flow hedges associated with interest capitalized during prior years under “Advances for vessels and drillships under construction” amounting to $16,463, which according to ASC 815-30-35 is being reclassified into earnings in the same period or periods during which the hedged forecasted transaction affects earnings. As a result, during the year ended December 31, 2011, and following the delivery of four drillships discussed in Note 5, an amount of $368 was reclassified into the statement of operations.

The estimated net amount of cash flow hedge losses at December 31, 2011 that will be reclassified into earnings within the next twelve months is $13,648.

The fair value of the above mentioned agreements equates to the amount that would be paid by the Company if the agreements were cancelled at the reporting date, taking into account current interest rates and creditworthiness of both the financial instrument counterparty and the Company.

The change in the fair value of such agreements which do not qualify for hedge accounting for the years ended December 31, 2009, 2010 and 2011 amounted to a gain of $66,354, a loss of $56,627 and a gain of $28,566, respectively and is reflected under “Gains/Loss on interest rate swaps” in the accompanying consolidated statement of operations, while the change in fair value of the agreements that qualified for hedge accounting for the years ended December 31, 2009 and 2010 amounted to a gain of $10,878 and a loss of $17,034, respectively and is reflected under “Accumulated Other Comprehensive Loss” in the accompanying consolidated statements of stockholders' equity.

12.2 Forward freight agreements: The Company has been trading in the FFA market since May 2009 FFA trading generally has not qualified as hedge accounting and as such the trading of FFAs could lead to material fluctuations in the Company's reported results from operations on a period to period basis.

As of December 31, 2010 and 2011, the Company had two and zero open FFAs, respectively. None of the “mark to market” positions of the open FFA contracts qualified for hedge accounting treatment.

The change in the fair value of such agreements for the years ended December 31, 2009, 2010 and 2011 amounted to a loss of $8,147, a gain of $7,084 and $1,063, respectively and is reflected under “Other, net” in the accompanying consolidated statement of operations.

12.3 Foreign currency forward contracts: As of December 31, 2010, the Company had twelve forward contracts to sell $28 million for NOK 174 million. These agreements were entered into in order to hedge its exposure to foreign currency fluctuations. The fair value of these contracts at December 31, 2010 was an asset of $1,538. As of December 31, 2011 the Company had no outstanding forward contracts.

The change in the fair value of such agreements for the years ended December 31, 2009, 2010 and 2011 amounted to a gain of $2,023 and $1,104 and a loss of $1,538, respectively and is reflected under “Other, net” in the accompanying consolidated statement of operations.

Tabular disclosure of financial instruments is as follows:

Fair Values of Derivative Instruments in the Consolidated Balance Sheets:

		Asset Derivatives			Liability Derivatives

Derivatives designated as hedging instruments	Balance Sheet Location	December 31,	December 31,	Balance Sheet Location	December 31,	December 31,,
		2010	2011		2010	2011
		Fair value	Fair value		Fair value	Fair value
Interest rate swaps	Financial instruments	$0	0	Financial instruments non current liabilities	36,523	$0
Total derivatives designated as hedging instruments		0	0	Total derivatives designated as hedging instruments	36,523	0

Derivatives not designated as hedging instruments
Interest rate swaps	Financial instruments-current assets	0	0	Financial instruments-current liabilities	71,640	100,104
Interest rate swaps	Financial instruments-non current assets	0	0	Financial instruments-non current liabilities	122,853	102,346
Forward freight agreements	Financial instruments-current assets	0		Financial instruments current liabilities	1,063	0
Foreign currency forward contracts	Financial instruments-current assets	1,538		Financial instruments current liabilities	0	0
Total derivatives not designated as hedging instruments		1,538		Total derivatives not designated as hedging instruments	195,556	202,450
Total derivatives		$1,538	0	Total derivatives	232,079	$202,450

The Effect of Derivative Instruments on the Statement of Stockholders’ Equity:

	Amount of Gain/(Loss) Recognized in Other Comprehensive Income on Derivative (Effective Portion)
Derivatives designated for cash flow hedging relationships	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011

Interest rate swaps - Unrealized gains/(losses)	$16,140	$(5,495)	0
Interest rate swaps - Realized gains/(losses) associated with capitalized interest	(5,262)	(11,539)	0
Total	$10,878	$(17,034)	0

During the years ended December 31, 2009, 2010 and 2011, the losses transferred from other comprehensive income to the statement of operations were $12,391, $9,901 and $13,456 respectively.
The estimated net amount of existing losses at December 31, 2011 that will be reclassified into earnings within the next twelve months related with cash flow hedges is $13,648.

Derivatives not designated as hedging instruments	Location of Gain or (Loss) Recognized	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011
Interest rate swaps	Gain/(loss) on interest rate swaps	$23,160	($120,505)	($68,943)
Forward freight agreements	Other, net	-9,970	-3,008	1,016
Foreign currency forward contracts	Other, net	2,023	1,104	-1,538
Total		$15,213	($122,409)	($69,465)

ASC 815, “Derivatives and Hedging” requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the statement of financial position. Effective January 1, 2011 the Company removed the designation of the cash flow hedges and discontinued hedge accounting for the associated interest rate swaps.

The Company recognizes all derivative instruments as either assets or liabilities at fair value on its consolidated balance sheets.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in the accompanying consolidated statement of operations. Changes in the fair value of derivative instruments that have not been designated as hedging instruments are reported in the accompanying consolidated statement of operations.

The Company enters into interest rate swap transactions to manage interest costs and risk associated with changing interest rates with respect to its variable interest rate loans and credit facilities. The Company enters into FFAs and foreign currency forward contracts in order to manage risks associated with fluctuations in charter rates and foreign currencies, respectively.All of the Company's derivative transactions are entered into for risk management purposes.

The carrying amounts of cash and cash equivalents, restricted cash, trade accounts receivable and accounts payable reported in the consolidated balance sheets approximate their respective fair values because of the short term nature of these accounts. The fair value of credit facilities is estimated based on current rates offered to the Company for similar debt of the same remaining maturities. Additionally, the Company considers its creditworthiness in determining the fair value of the credit facilities. The carrying value approximates the fair market value for the floating rate loans. The fair value of the interest rate swaps was determined using a discounted cash flow method based on market-based LIBOR swap yield curves, taking into account current interest rates and the creditworthiness of both the financial instrument counterparty and the Company. The fair value of the FFAs was determined based on quoted rates. The fair value of foreign currency forward contracts was based on the forward exchange rates. The Convertible Senior Notes, the Ocean Rig UDW Notes and the $500,000 from the Credit Facilities determined through Level 2 inputs of the fair value hierarchy (quoted price in the over-the counter-market). The estimated fair value of the above Notes and Loan Agreements at December 31, 2011 is approximately $484,750, $445,850 and $548,699, respectively.

The guidance for fair value measurements applies to all assets and liabilities that are being measured and reported on a fair value basis. This guidance enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The statement requires that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data. The following table summarizes the valuation of assets and liabilities measured at fair value on a recurring basis as of the valuation date.

The following table summarizes the valuation of assets and liabilities measured at fair value on a recurring basis as of the valuation date.

		Quoted Prices in ActiveMarkets for Identical Assets or Liabilities (Level 1)

			Significant Other
			Observable	Unobservable
	December 31,		Inputs	Inputs
	2010		(Level 2)	(Level 3)
Recurring measurements:
Interest rate swaps-liability position	($231,016)	-	($231,016)	-
Forward freight agreements – liability position	($1,063)	($1,063)	-	-
Foreign currency forward contracts – asset position	$1,538	$1,538	-	-
Total	$(230,541)	475	(231,016)	$0

	December 31, 2011	Quoted Prices in ActiveMarkets for Identical Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Recurring measurements:
Interest rate swaps-liability position	-202,450	-	-202,450	-
Total	$(202,450)	-	(202,450)	$-

The following table summarizes the valuation of our assets measured at fair value on a non-recurring basis as of the valuation date.

	December 31, 2010	Quoted Prices in ActiveMarkets for Identical Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Gain/(Loss)
Recurring measurements:
Long-lived assets held and used	26,500	-	26,500	-	(3,588)
Total	$26,500	-	26,500	$-	$(3,588)
		Quoted Prices in ActiveMarkets for Identical Assets or Liabilities (Level 1)

			Significant Other
			Observable	Unobservable
	December 31,		Inputs	Inputs
	2011		(Level 2)	(Level 3)	Gain/(Loss)
Non Recurring measurements:
Long-lived assets held and used	$82,550	0	82,550	0	(32,584)
Total	$82,550	0	82,550	$0	$(32,584)

In accordance with the provisions of relevant guidance, two long-lived assets held and used with a carrying amount of $115,134 were written down to their fair values as determined based on the agreed sale price, resulting in an impairment charge of $32,584, which was included in the accompanying consolidated statement of operations for the year ended December 31, 2011.

Common Stock and Additional Paid-in Capital	12 Months Ended
Dec. 31, 2011
Common Stock, Preferred Stock and Additional Paid-in Capital
Common Stock, Preferred Stock and Additional Paid-in Capital

13. Common Stock and Additional Paid-in Capital:

Net Income Attributable to Dryships Inc. and Transfers from the Non controlling Interest:

The following table represents the effects of any changes in Dryships Inc. ownership interest in a subsidiary on the equity attributable to the shareholders of Dryships Inc.

	Year Ended December 31,

	2009	2010	2011

Net (loss)/income attributable to Dryships Inc.	($19,209)	$188,327	($70,128)
Transfers from the noncontrolling interest:
Increase in Dryships Inc. equity for acquisition of non controlling interest	352,814	-	-
Decrease in Dryships Inc. equity for issuance of subsidiary's shares	-37,511	-153,092	-75,231

Net transfers to/from the non controlling interest	315,303	-153,092	-75,231

Net income/ (loss) attributable to Dryships Inc. and transfers to/from the noncontrolling interest	$296,094	$35,235	($145,359)

Issuance of common shares

On January 15, 2009, the Company agreed to transfer its interests in the ship-owning companies of three Capesize newbuildings to an entity that is not affiliated with the Company. As consideration for liabilities assumed by the purchasers, on March 19, 2009, the Company issued a total of 11,990,405 common shares to the nominees of Central Mare Inc. (Note 6).

During 2009, the Company effected two at-the-market equity offerings. Under these offerings, the Company issued 165,054,595 shares of common stock. The net proceeds, after commissions, amounted to $952,369.

Concurrently with the offering of the Notes discussed in Note 11, the Company entered into share lending agreements and issued 26,100,000 shares of common stock in November 2009 and 10,000,000 in April 2010, respectively, which it subsequently loaned to the underwriter pursuant to the share lending agreements. The Company received a one time loan fee of $0.01 per share.

In September 2010, the Company filed a universal shelf registration statement on Form F-3 relating to the offer and sale of up to $350,000 of the Company's common shares. Under this offering, the Company issued 74,818,706 of common stock. The net proceeds, after deducting commissions, amounted to $342,300.

Issuance of Series A preferred stock

On July 15, 2009, the Company issued 52,238,806 shares of its Series A Convertible Preferred Stock ('Preferred Stock') under its agreement to acquire the remaining 25% of the total issued and outstanding capital stock of Ocean Rig UDW . The aggregate face value of these shares was $280,000 and the fair value of the Preferred Stock was determined by management to be $268,000.

The Company determined that the fair value of the 25% of the total issued and outstanding capital stock of Ocean Rig UDW was more reliably measurable than the fair value of the preferred stock issued. The Company determined that $318,000 was the fair value of the 25% of the outstanding common shares of Ocean Rig UDW in accordance with fair value guidance by weighting the fair values derived using the following three valuation methods: (i) Fair value of the net assets of Ocean Rig UDW; (ii) Discounted cash flow method; and (iii) Comparable company approach. Based on the foregoing, the Company recorded the preferred stock at $268,000, which was calculated as the fair value of the 25% of the total issued and outstanding capital stock of Ocean Rig UDW of $318,000 less cash consideration of $50,000.

The changes in the Company's ownership interest in Ocean Rig UDW did not represent a change in control and therefore the Company accounted for this transaction as an equity transaction with no gain or loss recorded in the statement of operations or comprehensive income. The difference between the fair value of the 25% of the total issued and outstanding capital stock of Ocean Rig UDW and the amount the non-controlling interest was recognized as equity attributable to the parent.

The Series A Convertible Preferred Stock accrued cumulative dividends on a quarterly basis at an annual rate of 6.75% of the aggregate face value. Dividends were payable in preferred stock or cash, if cash dividends had been declared on common stock. Such accrued dividends were payable in additional shares of preferred stock immediately prior to any conversion.

Each share of this instrument mandatorily converts into shares of the Company's common stock proportionally, upon the contractual delivery of each of the four newbuilding ultra deepwater drillships at a premium of 127.5% of the original purchase price. Furthermore, each share of this instrument can also be converted into shares of the Company's common stock at any time at the option of the holder at a conversion rate of 1.0:0.7.

On February 10, 2011 and following the delivery of the Ocean Rig Corcovado, 25% of the shares of Preferred Stock held by each holder, amounting to 13,059,701 were converted, at the conversion price, into 10,242,903 shares of common stock. On the same date the cumulative accrued stock dividend as of December 31, 2010 was converted into 5,158,762 shares of Preferred Stock.

On April 12, 2011 and following the delivery of Ocean Rig Olympia, 25% of the shares of Preferred Stock held by each holder, amounting to 13,059,701 were converted, at the conversion price, into 10,242,903 shares of common stock. On the same date the cumulative accrued stock dividend for the period from January 1, 2011 to March 31, 2011, was converted into 644,844 shares Convertible Preferred Stock.

On September 2, 2011 and following the delivery of the Ocean Rig Poseidon, 25% of the shares of Preferred Stock held by each holder, amounting to 13,059,701 were converted, at the conversion price, into 10,242,903 shares of common stock. On the same date the cumulative accrued stock dividend for the period from April 1, 2011, to July 31, 2011, associated with the Series A Convertible Preferred Stock was converted into 584,464 shares of Series A Convertible Preferred Stock.

On October 17, 2011 and following the delivery of the Ocean Rig Mykonos, the final 25% of the shares of Preferred Stock held by each holder, amounting to 13,059,701 shares in the aggregate, were converted, at the conversion price, into 10,242,903 shares of common stock. On the same date the cumulative accrued stock dividend for the period from August 1, 2011 to September 30, 2011, was converted into 144,909 shares Convertible Preferred Stock. On the same date, the dividend shares of Preferred Stock which accrued quarterly from July 9, 2009 through September 30, 2011 held by each holder, amounting to 6,532,979 shares in the aggregate, were converted, at the conversion price, into 5,123,905 shares of common stock.

Private placement

On December 21, 2010, the Company completed the sale of an aggregate of 28,571,428 of Ocean Rig UDW common shares (representing approximately 22% of Ocean Rig UDW's outstanding common stock) through a private offering, at the offering price of $17.50 per share. The Company received approximately $488,301 of net proceeds from the private offering. The net assets of Ocean Rig UDW as of December 21, 2010 amounted to $2,427,121. At the date of the transaction, the carrying amounts of Ocean Rig UDW's assets and liabilities did not require fair value adjustments. The difference between the consideration received and the amount attributed to the non controlling interests which amounted to $45,666 was recognized in equity attributable to the controlling interest.During 2011, the Company identified consideration received from the issuance of subsidiary shares of $107,426 attributable to non controlling interests which was previously classified as additional paid-in capital. The Company has reclassified this amount from additional paid in capital to non controlling interests as of September 30, 2011 and for all periods presented. As a result, transfers from non controlling interests for the year ended December 31, 2010 decreased by the same amount. Accordingly, amounts for decrease in Dryships' equity for issuance of subsidiary shares increased from $45,666 to $153,092 and the 'Net Income/ (loss) attributable to Dryships' and transfers to/from the Non controlling interest for the year ended December 31, 2010 decreased from $142,661 to $35,235.

Conversion of common stock into treasury stock

During September 2011, the share borrower described in Note 11 returned to the Company 1,000,000 loaned shares of the Company's common stock, which were not retired.

Repurchase program

On December 6, 2011, Ocean Rig UDW announced that its board of directors had approved a repurchase program for up to a total of $500,000 of its common shares and 9.5% senior unsecured notes due 2016 (Note 11). Ocean Rig UDW's common shares and unsecured notes may be purchased under the program from time to time through December 31, 2013. As of December 31, 2011 Ocean Rig UDW had not purchased any common shares or unsecured notes under the program described above.

Partial Spin-off

On August 2, 2011, the Company's Board of Directors approved the partial spin-off of its interest in Ocean Rig UDW. On October 5, 2011, the Company completed the partial spin off of the Ocean Rig UDW by distributing an aggregate of 2,967,291 of the Ocean Rig UDW common shares, or $60,191 after giving effect to the treatment of fractional shares, on a pro rata basis to DryShips' shareholders as of the record date of September 21, 2011. In lieu of fractional shares, DryShips' transfer agent aggregated all fractional shares that would otherwise be distributable to DryShips' shareholders and sold a total of 105 common shares on behalf of those shareholders who would otherwise be entitled to receive a fractional share of the Ocean Rig UDW's common stock. Following the distribution, each such shareholder received a cash payment in an amount equal to its pro rata share of the total net proceeds of the sale of fractional shares. On October 19, 2011 an amount of 255,036 shares of the total shares that were distributed in the partial spin off were returned to Dryships pursuant to the Share Lending Agreements, dated April 21, 2010 and November 19, 2009, by and between DryShips and Deutsche Bank AG, London Branch, as share borrower. (Note 11)

Stockholders Rights Agreement

As of January 18, 2008, the Company entered into a Stockholders Rights Agreement (the “Agreement”). Under the Agreement, the Company's Board of Directors declared a dividend payable of one preferred share purchase right, (“Right”), to purchase one one-thousandth of a share of the Company's Series A Participating Preferred Stock for each outstanding common share. Each right entitles the registered holder, upon the occurrence of certain events, to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock. As of December 31, 2011, no exercise of any purchase right has occurred.

As of July 9, 2009, an amendment has been effected to the Agreement to reflect the issuance of Series A Convertible Preferred Stock.

Equity Incentive Plan	12 Months Ended
Dec. 31, 2011
Equity Incentive Plan Disclosure
Equity incentive plan Disclosure

14. Equity incentive plan:

On January 16, 2008, the Company's Board of Directors approved the 2008 Equity Incentive Plan (the “Plan”). Under the Plan, officers, key employees, and directors are eligible to receive awards of stock options, stock appreciation rights, restricted stock, restricted stock units, phantom stock units and unrestricted stock. On January 25, 2010 the Company's Board of Directors amended the 2008 Equity Incentive Plan to provide that a total of 21,834,055 common shares be reserved for issuance.

On March 5, 2008, 1,000,000 shares of non-vested common stock out of the 1,834,055 shares then reserved under the Plan were granted to Fabiana, an entity that offers consultancy services to the Chief Executive Officer, George Economou. The shares vest quarterly in eight equal installments with the first installment of 125,000 common shares vested on May 28, 2008. The stock-based compensation is being recognized to expenses over the vesting period and based on the fair value of the shares on the grant date of $75.09 per share. As of December 31, 2011 the shares have vested in full.

On October 2, 2008, the Company's Board of Directors and Compensation Committee approved grants for the non-executive directors of the Company. On October 2, 2008, 9,000 shares of non-vested common stock and 9,000 shares of vested common stock were granted to the non-executive directors. As of December 31, 2011, 14,250 of these shares have vested.

The non-vested common stock vests evenly over a three-year period with the first vesting date commencing on January 1, 2009. For the director vested and non-vested stock, the fair value of each share on the grant date was $33.59.

On March 12, 2009, 70,621 shares of non-vested common stock out of the 1,834,055 shares reserved under Plan were granted to an executive of the Company. The shares vest in annual installments of 42,373 and 28,248 shares on March 1, 2010 and 2011, respectively. The fair value of each share on the grant date was $3.54. As of December 31, 2011, the shares have vested in full.

On January 25, 2010, 4,500,000 shares of non-vested common stock out of 21,834,055 shares reserved under the Plan were granted to Fabiana as a bonus for the contribution of George Economou for CEO services rendered during 2009 as well as for anticipated services during the years 2010, 2011 and 2012. The shares shall vest over a period of three years, with 1,000,000 shares to vest on the grant date; 1,000,000 shares to vest on December 31, 2010 and 2011, respectively; and 1,500,000 shares to vest on December 31, 2012. The stock-based compensation is being recognized to expenses over the vesting period and based on the fair value of the shares on the grant date of $6.05 per share. As of December 31, 2011, 3,000,000 of these shares have vested.

On March 5, 2010, 2,000 shares of non-vested common stock and 1,000 shares of vested common stock out of the 21,834,055 shares reserved under Plan were granted to an executive of the Company. The shares vest in annual installments of 1,000 shares on March 5, 2010, December 31, 2010 and 2011, respectively. The shares were issued during July 2010 and the fair value of each share, on the grant date, was $5.66. As of December 31, 2011, the shares have vested in full.

On January 12, 2011, 9,000,000 shares of the non-vested common stock out of 21,834,055 shares reserved under the Plan were granted to Fabiana as a bonus for the contribution of George Economou for CEO rendered during 2010. The shares were granted to Fabiana and vest over a period of eight years, with 1,000,000 shares vesting on the grant date and 1,000,000 shares vesting annually on December 31, 2011, through 2018, respectively. The stock-based compensation is being recognized to expenses over the vesting period and based on the fair value of the shares on the grant date of $5.50 per share. As of December 31, 2011, 2,000,000 of these shares have vested. On February 4, 2011, 15,000 shares of non-vested common stock out of the 21,834,055 shares reserved under Plan were granted to an executive of the Company. The shares vest on a pro-rata basis over a period of three years from the date of the non- vested stock award agreement. The fair value of each share, on the grant date, was $5.01. As of December 31, 2011, 5,000 of these shares have vested.

A summary of the status of the Company's non vested shares as of December 31, 2009, 2010 and 2011, and movement for the years ended December 31, 2009, 2010 and 2011, is presented below. There were no shares forfeited in 2009 and 2011 while 3,600 shares were forfeited during 2010.

			Weighted average grant
	Number of		date fair value per
	non vested shares		non vested shares
Balance December 31, 2008	634,000	$	$ 74.50
Granted	70,621		3.54
Vested	(501,650)		74.95
Balance December 31, 2009	202,971		48.69
Granted	4,503,000		6.05
Forfeited	-3,600		33.59
Vested	-2,171,173		10.00
Balance as at January 1, 2010	2,531,198		6.04
Granted	9,015,000		5.50
Vested	-3,036,048		5.68
Balance December 31, 2011	8,510,150		5.60

		Weighted average grant
	Number of	date fair value per
	vested shares	vested shares
Balance as at December 31, 2008	384,000	$74.12
Non vested shares granted in prior years and vested 2009	501,650	74.95
As at December 31, 2009	885,650	$74.59
Granted and vested	2,002,000	6.05
Non vested shares granted in prior years and vested 2010	169,173	56.73
As at December 31, 2010	3,056,823	$28.71
Granted and vested	2,005,000	5.5
Non vested shares granted in prior years and vested 2011	1,031,048	6.03
As at December 31, 2011	6,092,871	$17.23

As of December 31, 2009, 2010 and 2011, there was $6,372, $9,414 and $32,413, respectively, of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Plan. That cost is expected to be recognized over a weighted-average period of eight years. The amounts of $38,071, $24,200 and $26,568 are recorded in “General and administrative expenses”, in the accompanying consolidated statement of operations for the years ended December 31, 2009 2010 and 2011 respectively. The total fair value of shares vested during the years ended December 31, 2009, 2010 and 2011 were $2,826, $12,466 and $9,658, respectively.

Other Non Current Liabilities	12 Months Ended
Dec. 31, 2011
Other Liabilities, Noncurrent [Abstract]
Other Non current liabilities
15. Other non-current liabilities:
Other non-current liabilities in the accompanying consolidated balance sheets are analyzed as follows:

	December 31, 2010	December 31, 2011
Pension and retirement benefit obligation	$602	$2,546
Other	238	14

Total	$840	$2,560

As of December 31, 2011 the Company's majority owned subsidiary, Ocean Rig UDW has three pension benefit plans, out of a total eight for 53 onshore employees managed and funded through Norwegian life insurance companies. The pension scheme is in compliance with the Norwegian law on required occupational pension.

The Company uses a January 1 measurement date for net periodic pension cost and a December 31 measurement date for benefit obligations and plan assets.

For defined benefit pension plans, the benefit obligation is the projected benefit obligation, the actuarial present value, as of the Company's December 31 measurement date, of all benefits attributed by the pension benefit formula to employee service rendered to that date. The amount for benefit to be paid depends on a number of future events incorporated into the pension benefit formula, including estimates of the average life of employees/survivors and average years of service rendered. It is measured based on assumptions concerning future interest rates and future employee compensation levels.

The following table presents the change in the projected benefit obligation for the years ended December 31:

The following table presents the change in the value of plan assets for the years ended December 31, 2009 and 2010 and the plans’
funded status at December 31:

	2010	2011

Fair value of plan assets at January 1,	$9,286	$7,495
Expected return on plan assets	395	356
Actual return on plan assets	(760)	(604)
Employer contributions	741	406
Settlement	(1,986)	(87)
Foreign currency exchange rate changes	(181)	(192)

Fair value of plan assets at end of year	$7,495	$7,374

Unfunded status at end of year	$(602)	$(2,546)

Amounts included in accumulated other comprehensive loss that have not yet been recognized in net periodic benefit cost at
December 31 are listed below:

	2010	2011

Net actuarial loss	$3,046	$2,104

Defined benefit plan adjustment, net of tax $0	$3,046	$2,104

	2010	2011

Projected benefit obligation at January 1	$8,898	$8,097
Service cost for benefits earned	2,021	1,445
Interest cost	334	329
Settlement	(2,984)	0
Actuarial gains	149	539
Benefits paid	(72)	(87)
Payroll tax of employer contribution	(104)	(57)
Foreign currency exchange rate changes	(145)	(346)

Projected benefit obligation at end of year	$8,097	$9,920

The accumulated benefit obligation for the pension plans represents the actuarial present value of benefit based on employee service and compensation as of a certain date and does not include an assumption about future compensation levels. The accumulated benefit obligation for the pension plans at December 31, 2010 and 2011 was $2,995 and $7,037, respectively.

The net periodic pension cost recognized in the consolidated statements of operations was $3,652, $2,008 and $1,534 for the years ended December 31, 2009, 2010 and 2011, respectively.

The following table presents the components of net periodic pension cost:

	2009	2010	2011

Expected return on plan assets	$(378)	$(395)	$(356)
Service cost	4,121	2,021	1,445
Interest cost	280	334	329
Amortization of actuarial loss	168	47	116
Settlement	(539)	1	0

Net periodic pension cost	$3,652	$2,008	$1,534

The table below presents the components of changes in Plan Assets and Benefit Obligations recognized in Accumulated Other Comprehensive Income/ (Loss):

	2009	2010	2011

Net actuarial loss/ (gain)	$(1,091)	$1,101	$234
Prior service cost/ (credit)	777	(1,020)	1,132
Amortization of actuarial loss	(256)	(506)	(424)

Total defined benefit plan adjustments net of tax $0	$(570)	$(425)	$942

The estimated net loss for pension benefits that will be amortized from 'Accumulated Other Comprehensive Income/(Loss)' into the periodic benefit cost for the next fiscal year is $183.

Pension obligations are actuarially determined and are affected by assumptions including expected return on plan assets. As of December 31, 2011 contributions amounting to $405 in total, have been made to the defined benefit pension plan.

The Company evaluates assumptions regarding the estimated long-term rate of return on plan assets based on historical experience and future expectations on investment returns, which are calculated by an unaffiliated investment advisor utilizing the asset allocation classes held by the plan's portfolios. Changes in these and other assumptions used in the actuarial computations could impact the Company's projected benefit obligations, pension liabilities, pension cost and other comprehensive income. The Company bases its determination of pension cost on a market-related valuation of assets that reduces year-to-year volatility. This market-related valuation recognizes investment gains or losses over a five-year period from the year in which they occur. Investment gains or losses for this purpose are the difference between the expected return calculated using the market-related value of assets and the actual return based on the market-related value of assets.

The following are the weighted–average assumptions used to determine net periodic pension cost:

	December 31, 2009	December 31, 2010	December 31, 2011
Weighted average assumptions
Expected return on plan assets	5.70%	5.40%	4.10%
Discount rate	4.50%	4.00%	2.60%
Compensation increases	4.50%	4.00%	3.50%

The Company's investments are managed by the insurance company Storebrand by using models presenting many different asset allocation scenarios to assess the most appropriate target allocation to produce long-term gains without taking on undue risk. US GAAP standards require disclosures for financial assets and liabilities that are re-measured at fair value at least annually. The following table set forth the pension assets at fair value as of December 31, 2010 and 2011:

	2010	2011
Share and other equity investments	$1,214	$1,123
Bonds and other security – fixed yield	1,289	3,402
Bonds held to maturity	1,889	1,261
Properties and real estate	1,207	1,279
Money market	668	78
Other	1,228	231

Total plan net assets at fair value	$7,495	$7,374

The law requires a low risk profile; hence the majority of the funds are invested in government bonds and high-rated corporate bonds.

Investments are stated at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year. If no sale was reported on that date, they are valued at the last reported bid price. Investments in securities not traded on a national securities exchange are valued using pricing models, quoted prices of securities with similar characteristics or discounted cash flows.

Alternative investments, binding investment in private equity, private bonds, hedge funds, and real estate assets, do not have readily available marked values. These estimated fair values may differ significantly from the values that would have been used had a readily available market value for these investments existed, and such differences could be material. Private equity, private bonds, hedge funds and other investments not having an established market are valued at net assets values as determined by the investment managers, which management had determined approximates fair value. Investments in real estate assets funds are stated at the aggregate net asset value of the units of these funds, which management has determined approximates fair value. Real estate assets are valued at amounts based upon appraisal reports prepared by appraisals, which management has determined approximates fair value.

Purchases and sales of securities are recorded as of the trade date. Realized gains and losses on sales of securities are determined on the basis of average cost. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date.

The major categories of plan assets as a percentage of the fair value of plan assets are as follows:

	As of December 31,
	2009	2010
Shares and other equity instruments	16%	15%
Bonds	42%	64%
Properties and real estate	16%	17%
Other	26%	4%

Total	100%	100%

The US GAAP standards require disclosures for financial assets and liabilities that are re-measured at fair value at least annually. The US GAAP standards establish a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. Tiers include three levels which are explained below:

Level 1:

Financial instruments valued on the basis of quoted priced for identical assets in active markets. This category encompasses listed equities that over the previous six months have experienced a daily average turnover equivalent to approximately $3,462 or more. Based on this, the equities are regarded as sufficiently liquid to be encompassed by this level. Bonds, certificates or equivalent instruments issued by national governments are generally classified as level 1. In the case of derivatives, standardized equity-linked and interest rate futures will be encompassed by this level.

Level 2:

Financial instruments valued on the basis of observable market information not covered by level 1. This category encompasses financial instruments that are valued on the basis of market information that can be directly observable or indirectly observable. Market information that is indirectly observable means that prices can be derived from observable, related markets. Level 2 encompasses equities or equivalent equity instruments for which market prices are available, but where the turnover volume is too limited to meet the criteria in level 1. Equities on this level will normally have been traded during the last month. Bonds and equivalent instruments are generally classified as level 2. Interest rate and currency swaps, non-standardized interest rate and currency derivatives, and credit default swaps are also classified as level 2. Funds are generally classified as level 2, and encompass equity, interest rate, and hedge funds.

Level 3:

Financial instruments valued on the basis of information that is not observable pursuant to level 2. Equities classified as level 3 encompass investments in primarily unlisted/private companies. These include investments in forestry, real estate and infrastructure. Private equity is generally classified as level 3 through direct investments or investments in funds. Asset backed securities (ABS), residential mortgage backed securities (RMBS) and commercial mortgage backed securities (CMBS) are classified as level 3 due to their generally limited liquidity and transparency in the market.

The following table sets forth by level, within the fair value hierarchy, the pension asset at fair value as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Equity securities:
US Equities	$658	$0	$0	$658
Non-US Equities	157	0	308	465
Fixed Income:
Government Bonds	2,891	549	0	3,440
Corporate Bonds	978	245	0	1,223
Alternative Investments:
Hedge funds and limited partnerships	0	231	0	231
Cash and cash equivalents	78	0	0	78
Real Estate	0	0	1,279	1,279

Net Plan Net Assets	$4,762	$1,025	$1,587	$7,374

The following table sets forth by level, within the fair value hierarchy, the pension asset at fair value as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Equity securities:
US Equities	$531	$0	$132	$663
Non-US Equities	551	0	0	551
Fixed Income:
Government Bonds	2,336	842	0	3,178
Corporate Bonds	982	0	0	982
Alternative Investments:
Hedge funds and limited partnerships	0	225	0	225
Cash and cash equivalents	668	0	0	668
Real Estate	0	0	1,206	1,206
Other	22	0	0	22

Net Plan Net Assets	$5,090	$1,067	$1,338	$7,495

The tables below set forth a summary of changes in the fair value of the pension assets classified as level 3 assets for the years ended December 31, 2010 and 2011.

	Year ended December 31,
	2010	2011

Balance, beginning of year	$1,561	$1,338
Actual return on plan assets:
Assets still held at reporting date	74	177
Purchases, sales, issuances and settlements (net)	(297)	72

Net Plan Net Assets	$1,338	$1,587

The following pension benefits contributions are expected to be paid by the Company during the years ending:

December 31, 2012	$64
December 31, 2013	89
December 31, 2014	127
December 31, 2015	127
December 31, 2016-2021	1,656

Total pension payments	$2,063

The Company's estimated employer contribution to the define benefit pension plan for the fiscal year 2012 is $986.

The Company has a defined contribution pension plan that include 521 employees. The contribution to the defined contribution pension plan for the year 2011 was $3,738. The contribution to the defined contribution pension plan for the years 2010 and 2009 was $1,775 and $104 respectively.

Commitment and contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure
Commitments And Contingencies Disclosure

16.1 Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping and drilling business.

The Company has obtained H&M insurance for the assessed market value of the company's fleet and P&I insurance. However, such insurance coverage may not provide sufficient funds to protect the Company from all liabilities that could result from its operations in all situations. Risks against which the Company may not be fully insured or insurable include environmental liabilities, which may result from a blow-out or similar accident, or liabilities resulting from reservoir damage alleged to have been caused by the negligence of the Company.

The Company's loss of hire insurance coverage does not protect against loss of income from day one, but is effective after 45 days' off-hire for the rigs and drillships. The occurrence of casualty or loss, against which the Company is not fully insured, could have a material adverse effect on the Company's results of operations and financial condition. The insurance covers approximately one year for the loss of hire.

As part of the normal course of operations, the Company's customers may disagree on amounts due to the Company under the provision of the contracts which are normally settled though negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.

In November 2008, Annapolis Shipping Company Limited of Malta, a subsidiary of the Company and seller of the vessel Lacerta to China National Machinery Import & Export Corporation on behalf of Qingdao Shunhe Shipping Co. Ltd of China (the “Buyers”), commenced arbitration proceedings against the Buyers because they failed to comply with their obligations under the memorandum of agreement and to take delivery of the vessel. The buyers responded by raising the issue of change of place of delivery. On December 2, 2011, the parties entered into a settlement agreement for the full and final settlement of all disputes relating to the relevant memorandum of agreement, pursuant to the terms of which, the case was fully settled.

On July 17, 2008, the Company entered into an agreement to sell the vessel Toro, a 1995-built 73,034 dwt Panamax drybulk carrier, to Samsun Logix Corporation (“Samsun”) for the price of approximately $63.4 million. On January 29, 2009, the Company reached an agreement with the buyers whereby the price was reduced to $36.0 million. As part of the agreement, the buyers released the deposit of $6.3 million to the Company immediately and were required to make a new deposit of $1.5 million towards the revised purchase price. On February 13, 2009, the Company proceeded with the cancellation of the sale agreement due to the buyers' failure to pay the new deposit of $1.5 million. In February 2009, Samsun was placed in corporate rehabilitation. In February 2010, Samsun's plan of reorganization was approved by its creditors. As part of this plan, the Company will recover a certain percentage of the agreed-upon purchase price. As this is contingent on the successful implementation of the plan of reorganization, the Company is unable to estimate the impact on the Company's financial statements.

On March 5, 2009, a complaint against certain of the Company's current and former directors was filed in the High Court of the Republic of the Marshall Islands, captioned Rosenquist v. Economou, et al. (Case No. 2009-056). The Rosenquist complaint, which was amended on August 14, 2009, sought an unspecified amount of damages and alleged that the defendants had breached certain fiduciary duties owed to the Company in connection with the termination of the acquisition of four Panamax drybulk carriers and nine Capesize drybulk carriers. The complaint also sought the disgorgement of all payments made in connection with the termination of these acquisitions. The High Court dismissed the case in February 2010. The plaintiff appealed and on October 5, 2011 the Supreme Court affirmed dismissal. On December 7, 2011, the plaintiff sent a letter requesting the Company's board to take certain action with respect to the allegations in his former complaint. On January 5, 2012, the board established a Special Committee consisting of five disinterested directors to investigate the plaintiff's request. No decision has yet been reached.

A securities class action lawsuit captioned Khan et al. v. DryShips Inc., et al., was brought on November 25, 2011 in the United States District Court for the Eastern District of Missouri (Case No. 4:11-cv-02056). The complaint was amended on December 16, 2011. It is brought by Messrs. Khan and Rabbani (purporting to represent a class of plaintiffs and seeking certification as class representatives) against the Company and several of its officers and directors, as well as against Deutsche Bank AG and Merrill Lynch & Co., Inc., in their capacities as underwriters of certain of the Company's equity offerings. The amended complaint alleges violations of certain provisions of the Exchange Act and the regulations thereunder in connection with a number of publicly issued statements made by the Company (alleged to be false and misleading), and breaches of fiduciary duties owed to the Company in connection therewith. The amended complaint has not yet been served on the Company or any other defendant.

A securities class action captioned Rabbani et al. v. DryShips Inc., et al., was brought on January 24, 2012 in the United States District Court for the Eastern District of Missouri (Case No. 4:12-cv-00130). It is identical to the Khan action, described above, except that it is brought only by Mr. Rabbani (who again, as above, purports to represent a class of plaintiffs and is seeking certification as class representative). The complaint was served on January 23, 2012 on the Company's registered office in Majuro, Marshall Islands. The defendants believe that these complaints are without merit and intend to defend the lawsuits vigorously, when appropriate.

On May 3, 2010, the vessel Capitola was detained by the United States Coast Guard at the Port of Baltimore, Maryland. The alleged deficiencies involved in the detention related to a suspected by-pass of the vessel's oily water separating equipment and related vessel records. The relevant vessel-owning subsidiary of the Company and Cardiff posted security in the amount of $1.5 million for release of the vessel from detention. During 2011, the U.S. District Court in Maryland resolved a case in which Cardiff, the former manager of the Capitola and entered into a comprehensive settlement with the U.S. Department of Justice in connection with an investigation into MARPOL violations involving that vessel. Cardiff's plea agreement with the U.S. Department of Justice involved the failure to record certain discharges of oily water and oil residues in the ship's Oil Record Book. The court ordered Cardiff to pay a fine and to implement an Environmental Compliance Plan (“ECP”). It has been agreed that DryShips's current vessel manager, TMS Bulkers, will carry out the ECP for DryShips's vessels. The ECP will strengthen the commitment of TMS Bulkers to environmental compliance in every phase of its operation, including the operation of the DryShips' vessels. The court applied a fine of approximately $2.4 million part of which amounting to approximately $2.0 million was reimbursed by the Company to Cardiff.

The Company's drilling rig, Leiv Eiriksson, operated in Angola during the period from 2002 to 2007. The Company's manager in Angola during this period has made a legal claim for reimbursement of import/export duties for two export/importation events in the period from 2002 to 2007 retroactively levied by the Angolan government. The Court set a date of March 16, 2012 for a conference of the parties with the Court to determine the course of the proceedings. As Ocean Rig UDW has formally disputed all claims in relation to the potential duties, no provision has been made. The maximum amount of loss is estimated to be approximately $9 million in addition to interest, fees and costs.

The vessels Capri, Capitola and Samatan, were on long-term time charters to KLC, pursuant to charterparties dated May 6, 2008, March 3, 2008 and March 3, 2008 (the "Original Charterparties") per each vessel, respectively. On January 25, 2011, KLC filed with the 4th Bankruptcy Division of the Seoul Central District Court (the "Seoul Court") an application for rehabilitation pursuant to the Debtor Rehabilitation & Bankruptcy Act. On February 15, 2011, KLC's application was approved by the Seoul Court, and Joint Receivers of KLC were appointed. Upon and with effect from March 14, 2011, the shipowning companies' Original Charterparties with KLC were terminated by the Joint Receivers, and the shipowning companies entered into New Charterparties with the Joint Receivers at reduced rates of hire and others terms, with the approval of the Seoul Court. On April 1, 2011, the shipowning companies filed claims in the corporate rehabilitation of KLC for (i) outstanding hire due under the Original Charterparties, and (ii) damages and loss caused by the early termination of the Original Charterparties.

On October 13, 2011, a putative shareholder class action lawsuit entitled Litwin v. OceanFreight, Inc. et. al. was filed in the United States District Court for the Southern District of New York (the "S.D.N.Y") against OceanFreight, the Company, Ocean Rig UDW, Pelican Stockholdings Inc. ("Pelican") and the directors of OceanFreight (collectively, the "Defendants"). The plaintiff alleges violations of Commission proxy rules and breach of fiduciary duties by the directors of the OceanFreight, purportedly aided and abetted by the other Defendants, in connection with OceanFreight's agreement to merge with Pelican, a wholly-owned subsidiary of DryShips. The complaint set out various alternatives remedies, including an injunction barring the merger, rescission, and /or actual and punitive damages. The plaintiff made a motion for a temporary restraining order and preliminary injunction to delay the merger, which was denied on November 2, 2011. On or about January 10, 2012, the plaintiff filed a formal Notice of Voluntary Dismissal of her action on this matter. The Company deems this case formally closed.

16.2 Purchase obligations:

The following table sets forth the Company's contractual obligations and their maturity dates as of December 31, 2011 for a period of three fiscal years:

Obligations:	Total	1st year	2nd year	3rd year

Vessels shipbuilding contracts	$$861,006	$$463,476	$292,130	$$105,400
Drillship Shipbuilding contracts	1,096,826		1,096,826
Total obligations	$$1,957,832	$463,476	$1,388,956	$105,400

16.3 Contractual charter and drilling revenue

Future minimum contractual charter and drilling revenue, based on vessels, rigs and drillships committed to non-cancelable, long-term time and bareboat charter and drilling contracts as of December 31, 2011, will be $952,530 during 2012, $540,922 during 2013, $432,676 during 2014, $112,533 during 2015 and $162,567 during 2016 and thereafter. These amounts do not include any assumed off-hire.

16.4 Rental payments

The Company leases office space in Athens, Greece, from a son of George Economou. As of December 31, 2011, the future obligations amount to $44 for the twelve months ending December 31, 2012, $44 for twelve months ending December 31, 2013, $44 for twelve months ending December 31, 2014, $44 for twelve months ending December 31, 2015, and $12 for twelve months ending December 31, 2016. The contracts expires in 2016.

The Company's majority-owned subsidiary, Ocean Rig UDW, entered into two new three-year office lease agreements, which commenced on September 1, 2011 and October 1, 2011, respectively. These leases include an option for an additional two and three-year term, which must be exercised at least six months prior to the end of the term of the contracts, which expire in September 2014 and October 2014, respectively. Ocean Rig UDW also entered into a three-year office lease with a third party in Nicosia, Cyprus which commenced on September 1, 2010 and expires in 2014. The lease agreements relating to office space are considered to be operational lease contracts.. As of December 31, 2011, the future obligations amount to $1,241 for the twelve months ending December 31, 2012, $1,241 for twelve months ending December 31, 2013 and $895 for twelve months ending December 31, 2014. The contracts expires in 2014.

.

Accumulated other comprehensive loss	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Loss
Accumulated Other Comprehensive Income Loss [Text Block]

17. Accumulated other comprehensive loss:

The amounts in the accompanying balance sheets are analyzed as follows:

	Year ended December 31,

	2010			2011
	Attributable to Dryships Inc.	Attributable to non controlling interest	Total	Attributable to Dryships Inc.	Attributable to non controlling interest	Total

Cash flows hedges unrealized loss	-27,752	-8,240	-35,992	-16,921	-5,983	-22,904
Cash flows hedges realized loss	-13,105	-3,358	-16,463	-11,893	-4,204	-16,097
Senior notes unrealized loss	-	-	-	-1,350	-	-1,350
Actuarial pension gain	2,103	943	3,046	1,554	550	2,104
Total	(38,754)	(10,655)	(49,409)	(28,610)	(9,637)	(38,247)

Voyage and Vessel and Drilling Rig/Drillship Operating Expenses	12 Months Ended
Dec. 31, 2011
Voyage Vessel Drilling Rig Operating Expenses [Abstract]
Voyage Vessel Drilling Rig Operating Expenses Disclosure [Text Block]
18. Voyage and Vessel and Drilling Rig Operating Expenses:
The amounts in the accompanying consolidated statements of operations are analyzed as follows:

	Year ended December 31,
Vessel Voyage Expenses	2009	2010	2011
Port charges	$$1,078	$857	$$985
Bunkers	4,601	1,305	1,834
Gain on sale of bunkers	-2,146	(17)	-4,636
Commissions charged by third parties	19,809	19,674	17,576

	23,342	21,819	15,759
Commissions charged by a related party	5,437	5,614	4,814

Total	$28,779	$27,433	$20,573

	Year ended December 31,
Vessel Operating Expenses	2009	2010	2011
Crew wages and related costs	$36,560	$36,271	$$42,153
Insurance	7,695	6,663	8,199
Repairs and maintenance	31,034	28,002	40,591
Tonnage taxes	316	309	346

Total vessel operating expenses	$75,605	$71,245	$91,289

	Year ended December 31,
Rig and Drillship Operating Expenses	2009	2010	2011
Crew wages and related costs	$69,983	$60,540	$$147,331
Insurance	7,869	7,918	20,250
Repairs and maintenance	48,430	50,911	114,252

Total rig operating expenses	$126,282	$119,369	$281,833

Total	$201,887	$190,614	$373,122

Interest and Finance Costs	12 Months Ended
Dec. 31, 2011
Interest And Finance Costs [Abstract]
Interest And Finance Costs Disclosure

19. Interest and finance Costs:
The amounts in the accompanying consolidated statements of operations are analyzed as follows: are analyzed as follows:

	Twelve-month period December 31,
	2009	2010	2011
Interest incurred on long-term debt	$94,717	$99,044	$$156,088
Amortization and write-off of financing fees	12,745	9,249	27,182
Amortization of convertible notes discount	1,769	26,516	34,144
Amortization of share lending agreement- note issuance costs	195	2,617	2,974
Other	6,387	8,850	7,083
Capitalized interest	-31,383	-78,451	-76,068
Total	$$84,430	$67,825	$151,403

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information
Segment Information

20. Segment information:

The Company has three reportable segments of which it derives its revenues from: Drybulk, Tanker and Drilling segments. The reportable segments reflect the internal organization of the Company and are a strategic business that offers different products and services. The Drybulk business segment consists of transportation and handling of Drybulk cargoes through ownership and trading of vessels. The Drilling business segment consists of trading of the drilling rigs and drisllships through ownership and trading of such drilling rigs and drillships. The Tanker business segment consists of vessels for the transportation of crude and refined petroleum cargoes.

The table below presents information about the Company's reportable segments as of and for the year ended December 31, 2009, 2010 and 2011.

The accounting policies followed in the preparation of the reportable segments are the same as those followed in the preparation of the Company's consolidated financial statements.

The Company measures segment performance based on net income. Summarized financial information concerning each of the Company's reportable segments is as follows:

	Drybulk Segment				Drilling Segment			Tanker Segment			TOTAL
	As of and for the twelve-month period ended December 31,			As of and for the twelve-month period ended December 31,				As of and for the twelve-month period ended December 31,			As of and for the twelve-month period ended December 31,
	2009	2010	2011	2009		2010	2011	2009	2010	2011	2009	2010	2011

Revenues	$444,385	$457,804	$365,361	$375,449		$401,941	$699,649		-	12652	$819,834	$859,745	$1,077,662

Vessel and rig/drillship operating expenses	75,605	71,245	81,947	126,282		119,369	281,833		-	9342	201,887	190,614	373,122

Depreciation and amortization	117,522	117,799	103,436	78,787		75,092	164,632		-	6,213	196,309	192,891	274,281
(Gain)/loss on sale of assets	-2,432	-10,893	2,603	387		1,458	754		-	-	-2,045	-9,435	3,357
Impairment charge	1,578	3,588	144,688	-		-	-		-	-	1,578	3,588	144,688
General and administrative expenses	72,868	66,685	71,109	17,955		20,579	37,639		-	5,534	90,823	87,264	114,282
Gain/(loss) on interest rate swaps	1,098	-80,202	-35,488	22,062		-40,303	-33,455		-	-	23,160	-120,505	-68,943
Gain/(loss) on iFFA's	-	-	-4,724	-		-	-		-	4724	-	-	-
Income taxes	-	-	-	-12,797		-20,436	-27,428		-	-	-12,797	-20,436	-27,428

Net income/(loss)	-138,874	20,373	-144,314	126,843		170,077	97,463		-	-435	-12,031	190,450	-47,286
Net income/(loss) attributable to Dryships Inc.	-138,874	20,373	-144,314	119,665		167,954	74,621		-	-435	-19,209	188,327	-70,128
Interest and finance cost	-40,528	-91,421	-90,447	-43,902		23,596	-64,717		-	3,761	-84,430	-67,825	-151,403
Interest income	2,995	9,402	6,733	7,419		12,464	9,810		-	32	10,414	21,866	16,575
Change in fair value of derivatives	-33,950	15,320	-23,041	-26,280		33,119	-15,114		-		-60,230	48,439	-38,155

Total assets	$2,680,421	$2,470,323	$2,124,848	$3,126,574		$4,389,905	$6,066,646		124,266	$430,195	$5,806,995	$6,984,494	$8,621,689

The revenue shown in the table below is revenue per country based upon the location where the drilling takes place:
	2009	2010	2011

Ghana	$230,815	$227,649	$230,018
Turkey	-	176,228	50,183
Norway	123,306	-715	-
Brazil	-	-	-617
UK	19,404	-	-
Greenland	-	-	253,125
Ivory Coast	-	-	89,686
Tanzania	-	-	78,424
Total leasing and service revenues	$373,525	$403,162	$700,819

The Company's vessels operate in many trade routes throughout the world, and, therefore, the provision of geographic information is considered impracticable by management.

Earnings per share	12 Months Ended
Dec. 31, 2011
Earnings Per Share
Earnings Per Share Disclosure
21. Earnings per share:
The Company calculates basic and diluted earnings per share as follows:

	For the year ended December 31,

	2009			2010			2011

	Income (numerator)	Weighted-average number of outstanding shares (denominator)	Amount per share	Income (numerator)	Weighted-average number of outstanding shares (denominator)	Amount per share	Income (numerator)	Weighted-average number of outstanding shares (denominator)	Amount per share

Net income/(loss) attributable to DryShips Inc.	($19,209)	—	$ —	$188,327	—	$ —	($70,128)	—	$ —
Less: Series A Convertible Preferred stock dividends	($7,497)	—	—	($13,624)	—	—	($4,466)	—	—
Less: Non-vested common stock dividends declared and undistributed earnings	-	—	—	($2,139)	—	—	-	—	—

Basic EPS
Income/(loss) available to common stockholders	($26,706)	209,331,737	($0.13)	$172,564	268,858,688	$0.64	($74,594)	355,144,764	($0.21)

Dilutive effect of securities Preferred stock dividends	-	-	-	13,624	36,567,164	—	-	-	—

Diluted EPS
Income/(loss) available to common stockholders	($26,706)	209,331,737	($0.13)	$186,188	305,425,852	$0.61	($74,594)	355,144,764	($0.21)

On July 15, 2009, the Company issued 52,238,806 shares of its Series A Convertible Preferred Stock under its agreement to acquire the remaining 25% of the total issued and outstanding capital stock of Ocean Rig UDW (Note 4). The aggregate face value of these shares was $280,000. The Series A Convertible Preferred Stock accrues cumulative dividends on a quarterly basis at an annual rate of 6.75% of the aggregate face value. Such accrued dividends are payable in additional shares of preferred stock immediately prior to any conversion. On February 14, 2011 and following the delivery of Ocean Rig Corcovado, 25% of the shares of Series A Convertible Preferred Stock held by each holder, amounting to 13,059,701 were converted, at the conversion price, into 10,242,903 shares of common stock. On the same date the unpaid cumulative accrued stock dividend as of December 31, 2010 associated with the Series A Convertible Preferred Stock was paid through the issuance of 5,158,762 shares of Series A Convertible Preferred Stock. On April 12, 2011 and following the delivery of Ocean Rig Olympia, 25% of the shares of Series A Convertible Preferred Stock held by each holder, amounting to 13,059,701 were converted, at the conversion price, into 10,242,903 shares of common stock. On the same date the unpaid cumulative accrued stock dividend for the period from January 1, to March 31, 2011, associated with the Series A Convertible Preferred Stock was paid through the issuance of 644,844 shares of Series A Convertible Preferred Stock. On September 2, 2011 and following the delivery of the Ocean Rig Poseidon, 25% of the shares of Series A Convertible Preferred Stock held by each holder, amounting to 13,059,701 were converted, at the conversion price, into 10,242,903 shares of common stock. On the same date, the unpaid cumulative accrued stock dividend for the period from April 1, 2011 to July 31, 2011, associated with the Series A Convertible Preferred Stock was paid through the issuance of 584,464 shares of Series A Convertible Preferred Stock. On October 17, 2011 and following the delivery of the Ocean Rig Mykonos, the final 25% of the shares of Series A Convertible Preferred Stock ("Preferred Stock") held by each holder, amounting to 13,059,701 shares in the aggregate, were converted, at the conversion price, into 10,242,903 shares of common stock. On the same date, the cumulative accrued stock dividend for the period from August 1, 2009 through September 30, 2011, was converted into 144,909 shares of Convertible Preferred Stock. On the same date, the dividend shares of Preferred Stock accrued quarterly from July 9, 2009 through September 30, 2011 held by each holder, amounting to 6,532,979 shares in the aggregate, were converted, at the conversion price, into 5,123,905 shares of common stock.

For the years ended December 31, 2009 and 2011, Series A Convertible Preferred Stock and non-vested, participating restricted common stock were not included in the computation of diluted earnings per share because the effect is anti-dilutive.

Non-vested share-based payment awards that contain rights to receive non forfeitable dividends or dividend equivalents (whether paid or unpaid) and participate equally in undistributed earnings are participating securities and, thus, are included in the two-class method of computing earnings per share. Non-vested, participating restricted common stock does not have a contractual obligation to share in the losses and was therefore, excluded from the basic loss per share calculation for the years ended December 31, 2009 and 2011 due to the losses in 2009 and 2011, respectively. As of December 31, 2010 no restricted stock was included in the computation of diluted earnings per share because the effect is anti-dilutive.

The warrants (Note 4) were not included in the computation of diluted earnings per share because the effect is anti-dilutive for the years ended December 31, 2010 and 2011 since they are out-of-the-money.

In relation to the Convertible Senior Notes due in fiscal year 2014 (Note 11), upon conversion, the Company may settle its conversion obligations, at its election, in cash, shares of Class A common stock or a combination of cash and shares of Class A common stock. The Company has elected on conversion, any amount due up to the principal portion of the notes to be paid in cash, with the remainder, if any, settled in shares of Class A common shares. Based on this presumption, and in accordance with ASC 260 “Earnings Per Share”, any dilutive effect of the Convertible Senior Notes under the if-converted method is not included in the diluted earnings per share presented above. None of the shares were dilutive since the average share price for the period the Notes were issued until December 31, 2009, 2010 and 2011 did not exceed the conversion price. The 26,100,000 loaned shares of common stock issued during 2009 and the 10,000,000 issued during 2010 are excluded in computing earnings per share as no default has occurred as set out in the share lending agreement. During 2011 the share borrower returned 1,000,000 of the above loaned shares to the Company, which were not retired.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Expense (Benefit) [Abstract]
Income Tax Disclosure [Text Block]

22. Income Taxes:

22.1 Drybulk and Tanker Segments

Neither the Marshall Islands nor Malta imposes a tax on international shipping income earned by a “non-resident” corporation thereof. Under the laws of the Marshall Islands and Malta, the countries in which Dryships and the vessels owned by subsidiaries of the Company are registered, the Company's subsidiaries (and their vessels) are subject to registration fees and tonnage taxes, as applicable, which have been included in Vessels' operating expenses in the accompanying consolidated statements of operations.

Pursuant to Section 883 of the United States Internal Revenue Code (the “Code”) and the regulations there under, a foreign corporation engaged in the international operation of ships is generally exempt from U.S. federal income tax on its U.S.-source shipping income if the foreign corporation meets both of the following requirements: (a) the foreign corporation is organized in a foreign country that grants an “equivalent exemption” to corporations organized in the United States for the types of shipping income (e.g., voyage, time, bareboat charter) earned by the foreign corporation and (b) more than 50% of the value of the foreign corporation's stock is owned, directly or indirectly, by individuals who are “residents” of the foreign corporation's country of organization or of another foreign country that grants an “equivalent exemption” to corporations organized in the United States (the “50% Ownership Test”). For purposes of the 50% Ownership Test, stock owned in a foreign corporation by a foreign corporation whose stock is “primarily and regularly traded on an established securities market” in the United States (the “Publicly-Traded Test”) will be treated as owned by individuals who are “residents” in the country of organization of the foreign corporation that satisfies the Publicly-Traded Test.

The Marshall Islands and Malta, the jurisdictions where the Company and its ship-owning subsidiaries are incorporated, each grants an “equivalent exemption” to United States corporations with respect to each type of shipping income earned by the Company's ship-owning subsidiaries. Therefore, the ship-owning subsidiaries will be exempt from United States federal income taxation with respect to U.S.-source shipping income if they satisfy the 50% Ownership Test.

The Company believes that it satisfied the Publicly-Traded Test for its 2009, 2010 and 2011 Taxable Years and therefore 100% of the stock of its Marshall Islands and Malta ship-owning subsidiaries will be treated as owned by individuals “resident” in the Marshall Islands. As such, each of the Company's Marshall Islands and Malta ship-owning subsidiaries will be entitled to exemption from U.S. federal income tax in respect of their U.S. source shipping income. The Company's ship-owning subsidiaries intend to take such position on their U.S. federal income tax returns for the 2011 taxable year.

22.2 Drilling Segment:

Ocean Rig UDW operates through its various subsidiaries in a number of countries throughout the world. Income taxes have been provided based upon the tax laws and rates in the countries in which operations are conducted and income is earned. The countries in which Ocean Rig UDW operates have taxation regimes with varying nominal rates, deductions, credits and other tax attributes. Consequently, there is not an expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes.

The components of the Ocean Rig UDW income/(losses) before taxes are as follows:

	Year Ended December 31,
	2009	2010	2011
Domestic Income/(loss) (Marshall Islands)	(370,007)	174,794	190,940
Foreign Income/ (Loss)	498,558	(19,597)	(68,214)

Total income before taxes	$128,551	$155,197	$122,726

The table below shows for each entity’s total income tax expense for the period and statutory tax rate:

	Year Ended December 31,
	2009	2010	2011

Current Tax expense	$12,797	$20,227	$27,637
Deferred Tax expense / (benefit)	0	209	(209)
Income taxes	12,797	$20,436	$27,428

Effective tax rate	10%	13%	21%

The current tax expense is mainly related to withholding tax based on total contract revenue or bareboat fees. In 2011 approximately 92% of the current tax expense was related to withholding tax in Ghana, Tanzania and Turkey. In 2010 approximately 95% of the current tax expense was related to withholding tax in Ghana and Turkey, while in 2009 approximately 89% of the current tax expense was related to withholding tax in Ghana.

Taxes have not been reflected in Other Comprehensive income since the valuation allowances would result in no recognition of deferred tax.

Up to December 15, 2009, when a corporate reorganization occurred, Ocean Rig's drilling operations were consolidated in Ocean Rig ASA, a company incorporated and domiciled in Norway. Subsequently, many of the activities and assets have moved to jurisdictions that do not have corporate taxation. As a result, net deferred tax assets were reversed in 2009. The net deferred tax assets of $91.6 million consisted of gross deferred tax assets of $105.1 million net of gross deferred tax liabilities of $13.5 million. However, a corresponding amount ($91.6 million) of valuation allowance was also reversed. As a result, there was no impact on deferred tax expense for the change of tax status of these entities in 2009.

Reconciliation of total tax expense:

	Year Ended December 31,
	2009	2010	2011
Change in valuation allowance	(93,358)	(14,922)	(41,870)
Differences in tax rates	138,865	14,177	(3,288)
Effect of permanent differences	21,317	40	2
Adjustments in respect to current income tax of previous years	0	281	(766)
Effect of exchange rate differences	(65,472)	1,465	(3,318)
Withholding tax	11,445	19,395	26,132
Loss of tax loss carry forward because of liquidation	0	0	50,536

Total	$12,797	$20,436	$27,428

Ocean Rig UDW has for 2011 elected to use the statutory tax rate for each year based upon the location where the largest parts of its operations were domiciled. During 2010 and 2011, most of its activities were in Marshall Islands with tax rate of zero.

Ocean Rig is subject to changes in tax laws, treaties, regulations and interpretations in and between the countries in which its subsidiaries operate. A material change in these tax laws, treaties, regulations and interpretations could result in a higher or lower effective tax rate on worldwide earnings.

Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities at the applicable tax rates in effect.

	Year Ended December 31,
	2010	2011
Deferred tax assets
Net operations loss carry forward	$49,707	$8,015
Accrued expenses	944	0
Accelerated depreciation of assets	8	31
Pension	157	713

Total deferred tax assets	$50,816	$8,759

Less: valuation allowance	(50,630)	(8,759)
Total deferred tax assets, net	186	0

Deferred tax liabilities
Depreciation and amortization	$(395)	$0

Total deferred tax liabilities	$(395)	$0

The amounts above are reflected in the Consolidated Balance Sheet as follows:
Net deferred tax assets/ (liability)	$(209)	$0

Long-term net deferred tax assets (liabilities)	$(209)	$0

A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company provides a valuation allowance to offset deferred tax assets for net operating losses (“NOL”) incurred during the year in certain jurisdictions and for other deferred tax assets where, in the Company's opinion, it is more likely than not that the financial statement benefit of these losses will not be realized. The Company provides a valuation allowance for foreign tax loss carry forward to reflect the possible expiration of these benefits prior to their utilization. As of December 31, 2011, the valuation allowance for deferred tax assets is reduced from $50,630 in 2010 to $8,759 in 2011 reflecting a reduction in net deferred tax assets during the period. The decrease is primarily a result of the reduction of deferred tax asset due to utilization or loss of tax loss carry forwards in Norway and in Cyprus in 2011.

As of December 31, 2011 the net operating losses on a gross basis are $25,594 and are mainly related to losses in Norway, Brazil and Greenland. These losses are available indefinitely for offset against future taxable

The Company's income tax returns are subject to review and examination in the various jurisdictions in which the Company operates. Currently one tax audit is open. The Company may contest any tax assessment that deviates from its tax filing. However, this review is not expected to incur any tax payables and uncertain tax positions are regarded as immaterial.

The Company tax returns in the major jurisdictions in which the Company operates, are generally subject to examination for periods ranging from three to six years.

The Company accrues interest and penalties related to its liabilities for unrecognized tax benefits as a component of income tax expense. During the year ended December 31, 2009, 2010 and 2011, the company had no unrecognized tax benefits and did not incur any interest or penalties.

Ocean Rig UDW, and/or one of its subsidiaries, filed federal and local tax returns in several jurisdictions throughout the world. The amount of current tax benefit recognized during the years ended December 31, 2010 and 2011 from the settlement of disputes with tax authorities and the expiration of statute of limitations was insignificant.

All earnings in foreign jurisdictions are permanently reinvested as the earnings are needed for working capital need. Hence, no deferred tax liability has been recognized.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
Subsequent Events

23. Subsequent Events:

23.1 On January 3, 2012 and on February 6, 2012,the vessels Calida and Woolloomooloo were delivered to the Company.

23.2 On January 23, 2012, the Company announced that it has signed into a new drilling contract for its semi-submersible drilling rig “Eirik Raude” with an independent operator, for work offshore West Africa. The maximum total revenue backlog, to complete the 3 well program is estimated at $52 million for a period of 60 days. The new contract will commence in direct continuation after the completion of the existing Eirik Raude contract. The operator has an option to drill one additional well for an estimated duration of 20 days.

23.3 On February 6, 2012 the Company announced that it has signed a new drilling contract for its semi-submersible drilling rig “Leiv Eiriksson” with a consortium coordinated by Rig Management Norway for drilling on the Norwegian Continental Shelf. The maximum total revenue backlog is estimated at $653 million for a minimum period of 1070 days. The new contract is a well-based contract for 15 wells and is scheduled to commence in the fourth quarter of 2012 or the first quarter of 2013.The contract includes three options of 6 wells each that have to be exercised well in advance of the expiry of the firm period.

23.4 In February 2012, the Company entered into nine interest rate swap agreements for a total notional amount of $988,785 maturing from October 2015 through May 2017. These agreements were entered into to hedge the Company's exposure to interest rate fluctuations by fixing interest rates between 0.87% and 1.21%

23.5 On February 9, 2012 the Company entered into two supplemental agreements for a shortfall in the security cover ratio and pledged 10,000,000 shares of Ocean Rig UDW Inc. The share pledge expires on March 31, 2012.

23.6 On February 13, 2012, the Company signed a $87,654 firm offer letter from HSH Nordbank to partially finance the construction costs of three bulker vessels.

23.7 On February 14, 2012, the Company entered into a $122,580 credit facility to partially finance the construction costs related to the three Very Large Ore Carriers H1227, H1228 and H1229.

23.8 On March 2, 2012, vessel Raraka was delivered to the Company.

Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies (Abstract)
Principles of Consolidation

2. Significant Accounting policies:

  Principles of Consolidation: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) and include the accounts and operating results of DryShips and its majority-owned subsidiaries. All intercompany balances and transactions have been eliminated on consolidation. Where necessary, comparatives have been reclassified to conform to changes in presentation in the current year.

Business Combinations

(b) Business Combinations:

The Company uses the acquisition method of accounting under the authoritative guidance on business combinations, which requires an acquirer in a business combination to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree at their fair values at the acquisition date. The costs of the acquisition and any related restructuring costs are to be recognized separately in the the Consolidated Statements of Operations. The acquired company's operating results are included in the Company's consolidated financial statements starting on the date of acquisition.

The purchase price is equivalent to the fair value of the consideration transferred and liabilities incurred, including liabilities related to contingent consideration. Tangible and identifiable intangible assets acquired and liabilities assumed as of the date of acquisition are recorded at the acquisition date fair value. Goodwill is recognized for the excess of purchase price over the net fair value of assets acquired and liabilities assumed. When the fair value of net assets acquired exceeds the fair value of consideration transferred plus any non-controlling interest in the acquiree, the excess is recognized as a gain.

Intangible assets

(c) Intangible assets: The Company's finite-lived acquired intangible assets are amortized on a straight-line basis over their estimated useful lives as follows:

Intangible assets/liabilities	Years
Tradenames	10
Software	10
Fair value of above market acquired time charters / drilling contracts	Over remaining contract term
Fair value of below market acquired time charters / drilling contracts	Over remaining contract term

In accordance with guidance related to Accounting for the Impairment or Disposal of Long-Lived Assets, the Company evaluates the potential impairment of finite-lived acquired intangible assets when there are indicators of impairment. The finite-lived intangibles are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable based on estimates of future undiscounted cash flows. In the event of impairment, the asset is written down to its fair value. An impairment loss, if any, is measured as the amount by which the carrying amount of the asset exceeds its fair value. For finite-lived intangible assets, no impairment was recognized during any period presented.

Use of Estimates

(d) Use of Estimates: The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Comprehensive Income/ (Loss)

(e) Comprehensive Income/(Loss): The Company's comprehensive income/(loss) is comprised of net income, actuarial gains/losses related to the adoption and implementation of ASC 715, “Compensation-Retirement Benefits”, as well as losses in the fair value of the derivatives that qualify for hedge accounting in accordance with ASC 815 “Derivatives and Hedging”and realized gains/losses on cash flow hedges associated with capitalized interest in accordance with ASC 815-30-35-38 “Derivatives and Hedging”.

Cash and Cash Equivalents

(f) Cash and Cash Equivalents: The Company considers highly liquid investments such as time deposits and certificates of deposit with an original maturity of three months or less to be cash equivalents.

Restricted Cash

(g) Restricted Cash: Restricted cash may include (i) cash collateral required under the Company's financing and forward freight arrangements (“FFAs”), (ii) retention accounts which can only be used to fund the loan installments coming due, (iii) minimum liquidity collateral requirements or minimum required cash deposits, as defined in the Company's loan agreements, (iv) taxes withheld from employees and deposited in designated bank accounts, (v) amounts pledged as collateral for bank guarantees to suppliers and (vi) amounts pledged as collateral for credit facilities.

Trade Accounts Receivable, net

(h) Trade Accounts Receivable net: The amount shown as trade accounts receivable, trade,,at each balance sheet date, includes receivables from customers for hire of vessels, drilling rigs and drillships, freight and demurrage billings, net of allowance for doubtful receivables. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate allowance for doubtful receivables.

Concentration of Credit Risk

(i) Concentration of Credit Risk: Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash and cash equivalents; trade accounts receivable and derivative contracts (interest rate swaps, foreign currency contracts and forward freight agreements). The maximum exposure to loss due to credit risk is the book value at the balance sheet date. The Company places its cash and cash equivalents, consisting mostly of bank deposits, with qualified financial institutions. The Company performs periodic evaluations of the relative credit standing of those financial institutions. The Company is exposed to credit risk in the event of non-performance by counter parties to derivative instruments; however, the Company limits its exposure by diversifying among counter parties. The Company's major customers are oil companies, which reduces its credit risk. When considered necessary, additional arrangements are put in place to minimize credit risk, such as letters of credit or other forms of payment guarantees.The Company limits its credit risk with trade accounts receivable by performing ongoing credit evaluations of its customers' financial condition and generally does not require collateral for its trade accounts receivable. The Company has made advances for the construction of vessels and drillships to the yards. The ownership of the vessels and drillships is transferred from the yard to the Company at delivery. The credit risk of the advances is, to a large extent, reduced through refund guarantees issued by financial institutions.

Advances for vessels and drillships under construction and acquisition

(j) Advances for vessels and drillships under construction: This represents amounts expended by the Company in accordance with the terms of the construction contracts for vessels and drillships as well as other expenses incurred directly or under a management agreement with a related party in connection with on sight supervision. In addition, interest costs incurred during the construction (until the asset is substantially complete and ready for its intended use) are capitalized. The carrying value of vessels and drillships under construction ("Newbuildings") represents the accumulated costs at the balance sheet date. Cost components include payments for yard installments and variation orders, commissions to related party, construction supervision, equipment (Owners Furnished Equipment), spare parts, capitalized interest, costs related to first time mobilization and commissioning costs. No charge for depreciation is made until commissioning of the newbuilding has been completed and it is ready for its intended use.

Capitalized Interest

(k) Capitalized interest: Interest expense is capitalized during the construction period of rigs, drillships and vessels based on accumulated expenditures for the applicable project at the Company's current rate of borrowing. The amount of interest expense capitalized in an accounting period is determined by applying an interest rate (“the capitalization rate”) to the average amount of accumulated expenditures for the asset during the period. The capitalization rates used in an accounting period are based on the rates applicable to borrowings outstanding during the period. The Company does not capitalize amounts in excess of actual interest expense incurred in the period. If the Company's financing plans associate a specific new borrowing with a qualifying asset, the Company uses the rate on that borrowing as the capitalization rate to be applied to that portion of the average accumulated expenditures for the asset that does not exceed the amount of that borrowing. If average accumulated expenditures for the asset exceed the amounts of specific new borrowings associated with the asset, the capitalization rate applied to such excess is a weighted average of the rates applicable to other borrowings of the Company. Capitalized interest expense for the years ended December 31, 2009, 2010 and 2011 amounted to $31,383, $78,451 and $76,068, respectively (Note 19).

Insurance Claims

(l) Insurance Claims: The Company records insurance claim recoveries for insured losses incurred on damages to fixed assets and for insured crew medical expenses under 'Other current assets'. Insurance claims are recorded, net of any deductible amounts, at the time the Company's fixed assets suffer insured damages or when crew medical expenses are incurred, recovery is probable under the related insurance policies and the Company can make an estimate of the amount to be reimbursed following the insurance claim.

Inventories

(m) Inventories: Inventories consist of consumable bunkers (if any), lubricants and victualling stores, which are stated at the lower of cost or market value and are recorded under 'Other current assets'. Cost is determined by the first in, first out method.

Foreign Currency Translation

(n) Foreign Currency Translation: The functional currency of the Company is the U.S. Dollar since the Company operates in international shipping and drilling markets, and therefore primarily transacts business in U.S. Dollars. The Company's accounting records are maintained in U.S. Dollars. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet dates, monetary assets and liabilities, which are denominated in other currencies, are translated into U.S. Dollars at the year-end exchange rates. Resulting gains or losses are included in “General and administrative expenses” in the accompanying consolidated statements of operations.

Fixed assets, net

(o) Fixed Assets, Net:

(i)       Drybulk and tanker carrier vessels are stated at cost, which consists of the contract price and any material expenses incurred upon acquisition (initial repairs, improvements, delivery expenses and other expenditures to prepare the vessel for its initial voyage). Subsequent expenditures for major improvements are also capitalized when they appreciably extend the useful life, increase the earning capacity or improve the efficiency or safety of the vessels. The cost of each of the Company's vessels is depreciated beginning when the vessel is ready for its intended use, on a straight-line basis over the vessel's remaining economic useful life, after considering the estimated residual value. Vessel's residual value is equal to the product of its lightweight tonnage and estimated scrap rate per ton. In general, management estimates the useful life of the Company's vessels to be 25 years from the date of initial delivery from the shipyard. When regulations place limitations over the ability of a vessel to trade on a worldwide basis, its remaining useful life is adjusted at the date such regulations are adopted. Until December 31, 2010, the Company depreciated its vessels on a straight-line basis over their estimated useful lives, after considering their estimated residual values, based on the assumed value of the scrap steel available for recycling after demolition, calculated at $120 per lightweight ton. From January 1, 2011, the assumed value of scrap steel for the purpose of estimating the residual values of vessels is calculated at $250 per lightweight ton. The Company has taken this decision as steel prices and related scrap values have increased substantially over the past ten years and are currently at historically high levels. The impact of the increase in the scrap price used in the estimation of residual values is a decrease in depreciation expense. The effect of this change in accounting estimate, which did not require retrospective application as per ASC 250 "Accounting Changes and Error Corrections," is the decrease of net loss for the year ended December 31, 2011 by $3,878, or $0.01 per weighted average number of shares, basic and diluted.

(ii)       Drilling rigs and drillships are stated at cost less accumulated depreciation. Such costs include the cost of adding or replacing parts of drilling rig or drillship machinery and equipment when the cost is incurred, if the recognition criteria are met. The recognition criteria require that the cost incurred extends the useful life of a drilling rig or drillship. The carrying amounts of those parts that are replaced are written off and the cost of the new parts is capitalized. Depreciation is calculated on a straight-line basis over the useful life of the assets after considering the estimated residual value as follows: bare deck 30 years and other asset parts 5 to 15 years. The residual values of the drilling rigs and drillships are estimated at $35 million and $50 million, respectively.

(iii)       IT and office equipment, are recorded at cost and are depreciated on a straight-line basis over 5 years.

Long lived assets held for sale

(p) Long lived assets held for sale: The Company classifies long lived assets and disposal groups as being held for sale in accordance with ASC 360, “Property, Plant and Equipment”, when: (i) management has committed to a plan to sell the long lived assets; (ii) the long lived assets are available for immediate sale in their present condition; (iii) an active program to locate a buyer and other actions required to complete the plan to sell the long lived assets have been initiated; (iv) the sale of the long lived assets is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year; and (v) the long lived assets are being actively marketed for sale at a price that is reasonable in relation to its current fair value and actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Long lived assets classified as held for sale are measured at the lower of their carrying amount or fair value less cost to sell. These long lived assets are not depreciated once they meet the criteria to be classified as held for sale.

When the Company concludes a Memorandum of Agreement for the disposal of a vessel/rig which has yet to complete a time charter or drilling contract, it is considered that the held for sale criteria discussed in guidance are not met until the time charter or drilling contract has been completed as the vessel/rig is not available for immediate sale. As a result, such vessels/rigs are not classified as held for sale.

When the Company concludes a Memorandum of Agreement for the disposal of a vessel/rig which has no time charter or drilling contract to complete or a contract that is transferable to a buyer, it is considered that the held for sale criteria discussed in the guidance are met. As a result such vessels/rigs are classified as held for sale. Furthermore, in the period a long-lived asset meets the held for sale criteria, a loss is recognized for any reduction of the long-lived asset's carrying amount to its fair value less cost to sell. No such adjustments were identified for the years ended December 31, 2009 and 2010, while for 2011 an impairment of $5,917 was recognized in the accompanying consolidated statement of operations relating to one long live asset held for sale as of June 30, 2011.

Fair value of above/below market acquired time charter or deilling contracts

(q) Fair value of above/below market acquired time charter or drilling contracts: In a business combination the Company identifies assets acquired or liabilities assumed and records all such identified assets or liabilities at fair value. Fair value is determined by reference to market data. The Company values any asset or liability arising from the market value of the time charters or drilling contracts assumed when a vessel and/or rig is acquired. The value of the asset or liability at the date of delivery of a vessel or drilling rig/drillship is based on the difference between the current fair values of a contract with similar characteristics as the time charter or drilling contract assumed and the net present value of future contractual cash flows from the contract assumed. When the present value of the time charter or drilling contract assumed is greater than the current fair value of such contract, the difference is recorded as “Fair value of above market acquired time charter/drilling contracts”. When the opposite situation occurs, the difference is recorded as “Fair value of below market acquired time charter/drilling contracts”. Such assets and liabilities are amortized as a reduction of, or an increase in revenue, respectively over the period of the time charter or drilling contract assumed.

Impairment of Long-Lived Assets

(r) Impairment of Long-Lived Assets: The Company reviews for impairment long-lived assets and intangible long-lived assets held and used whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In this respect, the Company reviews its assets for impairment on an asset by asset basis. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the asset is less than its carrying amount, the Company evaluates the asset for impairment loss. The impairment loss is determined by the difference between the carrying amount of the asset and the fair value of the asset. The Company evaluates the carrying amounts of its vessels, rigs and drillships by obtaining vessel, rigs and drillships appraisals to determine if events have occurred that would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, the Company reviews certain indicators of potential impairment, such as undiscounted projected operating cash flows, vessel sales and purchases, business plans and overall market conditions. In developing estimates of future undiscounted cash flows, the Company makes assumptions and estimates about the vessels', rigs and drillships, future performance, with the significant assumptions being related to charter and drilling rates, fleet utilization, operating expenses, capital expenditures, residual value and the estimated remaining useful life of each vessel, rig and drillship. The assumptions used to develop estimates of future undiscounted cash flows are based on historical trends as well as future expectations. To the extent impairment indicators are present, the Company determines undiscounted projected net operating cash flows for each vessel, rig and drillship and compares them to their carrying value. The projected net operating cash flows are determined by considering the charter revenues and drilling revenues from existing time charters and drilling contracts for the fixed fleet days and an estimated daily time charter equivalent for the unfixed days. The Company estimates the daily time charter equivalent for the unfixed days based on the most recent ten year historical average for similar vessels and utilizing available market data for time charter and spot market rates and forward freight agreements over the remaining estimated life of the vessel, assumed to be 25 years from the delivery of the vessel from the shipyard, net of brokerage commissions, expected outflows for vessels' maintenance and vessel operating expenses (including planned drydocking and special survey expenditures), assuming an average annual inflation rate of 2% and fleet utilization of 98%. The salvage value used in the impairment test is estimated to be $250 per light weight ton (LWT) for vessels, while $35,000 and $50,000 for drilling rigs and drillships respectively, in accordance with the Company's vessels' depreciation policy. If the Company's estimate of undiscounted future cash flows for any vessel is lower than the vessel's carrying value, the carrying value is written down, by recording a charge to operations, to the vessel's fair market value if the fair market value is lower than the vessel's carrying value. The Company's analysis for the year ended December 31, 2011, which also involved sensitivity tests on the time charter rates, drilling rates and fleet utilization (being the most sensitive inputs to variances), allowing for variances ranging from 97.5% to 92.5% depending on vessel type on time charter rates, indicated no impairment on any of its vessels, rigs and drillhips. Although the Company believes that the assumptions used to evaluate potential impairment are reasonable and appropriate, such assumptions are highly subjective. There can be no assurance as to how long charter rates and vessel values will remain at their currently low levels or whether they will improve by any significant degree. Charter rates may remain at depressed levels for some time which could adversely affect the Company's revenue and profitability, and future assessments of vessel impairment. While for the drilling segment there can be no assurance as to how long drilling rates and drilling rigs/drillships values will remain at their currently high levels or whether they will improve or the opposite by any significant degree. As a result of the impairment review, the Company determined that the carrying amounts of its assets were recoverable, and therefore, concluded that no impairment loss was necessary for 2009, 2010 and 2011. However, due to Company's decision to sell certain vessels during the years and/or subsequent to the balance sheet dates and based on the agreed-upon sales price, an impairment charge relating to assets held for use of $1,578, $3,588 and $144,688, for each of the years ended December 31, 2009, 2010 and 2011, respectively, was recognized (Notes 7 and 12).

Dry-docking costs

(s) Dry-docking Costs: The Company follows the direct expense method of accounting for dry-docking costs whereby costs are expensed in the period incurred for the vessels, drilling rigs and drillships.

Class costs

(t) Class costs: The Company follows the direct expense method of accounting for periodic class costs incurred during special surveys of drilling rigs and drillships, normally every five years. Class costs and other maintenance costs are expensed in the period incurred and included in operating expenses.

Deferred Financing Costs

(u) Deferred Financing Costs: Deferred financing costs include fees, commissions and legal expenses associated with the Company's long- term debt. These costs are amortized over the life of the related debt using the effective interest method and are included in interest expense. Unamortized fees relating to loans repaid or refinanced as debt extinguishments are expensed as interest and finance costs in the period the repayment or extinguishment is made. Arrangement fees paid to lenders for loans which the Company has not drawn down are capitalized and included in other current and non-current assets. Amortization and write offs for each of the years ended December 31, 2009, 2010 and 2011 amounted to $12,745, $9,249 and $27,182, respectively.

Convertible Senior Notes

(v) Convertible Senior Notes: In accordance with ASC Topic 470-20, “Debt with Conversion and Other Options,” for convertible debt instruments that contain cash settlement options upon conversion at the option of the issuer, the Company determines the carrying amounts of the liability and equity components of its convertible notes by first determining the carrying amount of the liability component of the convertible notes by measuring the fair value of a similar liability that does not have an associated equity component. The carrying amount of the equity component representing the embedded conversion option is then determined by deducting the fair value of the liability component from the total proceeds. The resulting debt discount is amortized to interest cost using the effective interest method over the period the debt is expected to be outstanding as an additional non-cash interest expense. Transaction costs associated with the instrument are allocated pro-rata between the debt and equity components (Note 11).

Revenue And Related Expenses

(w) Revenue and Related Expenses:

(i)        Drybulk Carrier and Tanker vessels:

Time and bareboat charters: The Company generates its revenues from charterers for the charter hire of its vessels, which are considered to be operating lease arrangements. Vessels are chartered using time and bareboat charters and where a contract exists, the price is fixed, service is provided and collection of the related revenue is reasonably assured, revenue is recognized as it is earned ratably on a straight-line basis over the duration of the period of each time charter as adjusted for the off-hire days that the vessel spends undergoing repairs, maintenance and upgrade work depending on the condition and specification of the vessel.

Pooling Arrangements: For vessels operating in pooling arrangements, the Company earns a portion of total revenues generated by the pool, net of expenses incurred by the pool. The amount allocated to each pool participant vessel, including the Company's vessels, is determined in accordance with an agreed-upon formula, which is determined by points awarded to each vessel in the pool based on the vessel's age, design and other performance characteristics. Revenue under pooling arrangements is accounted for on the accrual basis and is recognized when an agreement with the pool exists, price is fixed, service is provided and the collectability is reasonably assured.

The allocation of such net revenue may be subject to future adjustments by the pool however, historically, such changes have not been material.

Voyage related and vessel operating costs: Voyage related and vessel operating costs are expensed as incurred. Under a time charter, specified voyage costs, such as fuel and port charges are paid by the charterer and other non-specified voyage expenses, such as commissions, are paid by the Company. Vessel operating costs including crews, maintenance and insurance are paid by the Company. Under a bareboat charter, the charterer assumes responsibility for all voyage and vessel operating expenses and risk of operation.

Deferred Voyage Revenue: Deferred voyage revenue primarily relates to cash advances received from charterers. These amounts are recognized as revenue over the voyage or charter period.

(ii)       Drilling Rigs and Drillships:

Revenues: The Company's services and deliverables are generally sold based upon contracts with its customers that include fixed or determinable prices. The Company recognizes revenue when delivery occurs, as directed by its customer, or the customer assumes control of physical use of the asset and collectability is reasonably assured. The Company evaluates if there are multiple deliverables within its contracts and whether the agreement conveys the right to use the drill rigs and drillships for a stated period of time and meets the criteria for lease accounting, in addition to providing a drilling services element, which is generally compensated for by day rates. In connection with drilling contracts, the Company may also receive revenues for preparation and mobilization of equipment and personnel or for capital improvements to the drilling rigs or drillships and day rate or fixed price mobilization and demobilization fees. Revenues are recorded net of agents' commissions. There are two types of drilling contracts: well contracts and term contracts.

(a) Well contracts: Well contracts are contracts under which the assignment is to drill a certain number of wells. Revenue from day-rate based compensation for drilling operations is recognized in the period during which the services are rendered at the rates established in the contracts. All mobilization revenues, direct incremental expenses of mobilization and contributions from customers for capital improvements are initially deferred and recognized as revenues over the estimated duration of the drilling period. To the extent that expenses exceed revenue to be recognized, they are expensed as incurred. Demobilization revenues and expenses are recognized over the demobilization period. All revenues for well contracts are recognized as “Service revenues” in the statement of operations.

(b) Term contracts: Term Contracts are contracts under which the assignment is to operate the unit for a specified period of time. For these types of contracts the Company determines whether the arrangement is a multiple element arrangement containing both a lease element and drilling services element. For revenues derived from contracts that contain a lease, the lease elements are recognized as “Leasing revenues” in the statement of operations on a basis approximating straight line over the lease period. The drilling services element is recognized as ”Service revenues” in the period in which the services are rendered at estimated fair value. Revenues related to the drilling element of mobilization and direct incremental expenses of drilling services are deferred and recognized over the estimated duration of the drilling period. To the extent that expenses exceed revenue to be recognized, they are expensed as incurred. Demobilization fees and expenses are recognized over the demobilization period. Contributions from customers for capital improvements are initially deferred and recognized as revenues over the estimated duration of the drilling contract.

Earnings/(loss) per Common Share

(x) Earnings/(loss) per Common Share: Basic earnings per common share are computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the year. Diluted earnings per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised. Dilution has been computed by the treasury stock method whereby all of the Company's dilutive securities are assumed to be exercised or converted and the proceeds used to repurchase common shares at the weighted average market price of the Company's common stock during the relevant periods. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted earnings per share computation.

Segment reporting

(y) Segment Reporting: The Company determined that it operates under three reportable segments, as a provider of drybulk commodities transportation services for the steel, electric utility, construction and agri-food industries (Drybulk segment), as a provider of ultra deep water drilling services (Drilling segment) and as a provider of transportation services of crude and refined petroleum cargoes (Tanker segment). The accounting policies applied to the reportable segments are the same as those used in the preparation of the Company's consolidated financial statements.

Financial Instruments

(z) Financial Instruments: The Company designates its derivatives based upon guidance on ASC 815, “Derivatives and Hedging” which establishes accounting and reporting requirements for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The guidance on accounting for certain derivative instruments and certain hedging activities requires all derivative instruments to be recorded on the balance sheet as either an asset or liability measured at its fair value, with changes in fair value recognized in earnings unless specific hedge accounting criteria are met.

(i)       Hedge Accounting: At the inception of a hedge relationship, the Company formally designates and documents the hedge relationship to which the Company wishes to apply hedge accounting and the risk management objective and strategy undertaken for the hedge. The documentation includes identification of the hedging instrument, hedged item or transaction, the nature of the risk being hedged and how the entity will assess the hedging instrument's effectiveness in offsetting exposure to changes in the hedged item's cash flows attributable to the hedged risk. Such hedges are expected to be highly effective in achieving offsetting changes in cash flows and are assessed on an ongoing basis to determine whether they actually have been highly effective throughout the financial reporting periods for which they were designated.

The Company is party to interest swap agreements where it receives a floating interest rate and pays a fixed interest rate for a certain period in exchange. Contracts which meet the strict criteria for hedge accounting are accounted for as cash flow hedges. A cash flow hedge is a hedge of the exposure to variability in cash flows that is attributable to a particular risk associated with a recognized asset or liability, or a highly probable forecasted transaction that could affect profit or loss.

The effective portion of the gain or loss on the hedging instrument is recognized directly as a component of “Accumulated other comprehensive income” in equity, while any ineffective portion, if any, is recognized immediately in current period earnings.

The Company discontinues cash flow hedge accounting if the hedging instrument expires and it no longer meets the criteria for hedge accounting or designation is revoked by the Company. At that time, any cumulative gain or loss on the hedging instrument recognized in equity is kept in equity until the forecasted transaction occurs. When the forecasted transaction occurs, any cumulative gain or loss on the hedging instrument is recognized in the statement of operations. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognized in equity is transferred to net profit or loss for the year as financial income or expense.

(ii)       Other Derivatives: Changes in the fair value of derivative instruments that have not been designated as hedging instruments are reported in current period earnings.

(aa) Fair Value Measurements: The Company follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” which defines, and provides guidance as to the measurement of, fair value. ASC 820 creates a hierarchy of measurement and indicates that, when possible, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets and the lowest priority (Level 3) to unobservable data, for example, the reporting entity's own data. Under the standard, fair value measurements are separately disclosed by level within the fair value hierarchy (Note12).

Fair Value Measurement

(aa) Fair Value Measurements: The Company follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” which defines, and provides guidance as to the measurement of, fair value. ASC 820 creates a hierarchy of measurement and indicates that, when possible, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets and the lowest priority (Level 3) to unobservable data, for example, the reporting entity's own data. Under the standard, fair value measurements are separately disclosed by level within the fair value hierarchy (Note12).

Stock-based compensation

(ab) Stock-based compensation: Stock-based compensation represents vested and non-vested common stock granted to employees and directors, for their services. The Company calculates total compensation expense for the award based on its fair value on the grant date and amortizes the total compensation on a straight-line basis over the vesting period of the award or service period (Note 14).

Income Taxes

(ac) Income Taxes: Income taxes have been provided for based upon the tax laws and rates in effect in the countries in which the Company's operations are conducted and income is earned. There is no expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes because the countries in which the Company operates have taxation regimes that vary not only with respect to the nominal rate, but also in terms of the availability of deductions, credits and other benefits. Variations also arise because income earned and taxed in any particular country or countries may fluctuate from year to year. Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities using the applicable jurisdictional tax. A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company accrues interest and penalties related to its liabilities for unrecognized tax benefits as a component of income tax expense.

Pension and retirement benefit obligation

(ad) Pension and retirement benefit obligation: The Company has eight retirement benefit plans, of which three are managed and funded through Norwegian life insurance companies and three through international life insurance companies. The projected benefit obligations are calculated based on the projected unit credit method and compared with the fair value of pension assets.

Because a significant portion of the pension liability will not be paid until well into the future, numerous assumptions have to be made when estimating the pension liability at the balance sheet date. The assumptions may be split into two categories; actuarial assumptions and financial assumptions. The actuarial assumptions are unbiased, mutually compatible and represent the Company's best estimates of the variables. The financial assumptions are based on market expectations at the balance sheet date, for the period over which the obligations are to be settled. Due to the long-term nature of the pension obligations, they are discounted to present value.

The funded status or net amount of the projected benefit obligation and pension asset (net pension liability or net pension asset) of each of its defined benefit plans, is recorded in the balance sheet under the captions “Other non-current liabilities” and “Other non-current assets” with an offsetting amount in “Accumulated other comprehensive income” for any amounts of actuary gains of losses or prior service cost that has not been amortized to income. Net pension costs (benefit earned during the period including interest on the projected benefit obligation, less estimated return on pension assets and amortization of accumulated changes in estimates) are included in “General and administrative expenses” and “Vessel, drilling rigs and drillships operating expenses”. Actuarial gains and losses are recognized as income or expense when the net cumulative unrecognized actuarial gains and losses for each individual plan at the end of the previous reporting year exceed 10% of the higher of the present value of the defined benefit obligation and the fair value of plan assets at that date. These gains and losses are recognized over the expected average remaining working lives of the employees participating in the plans.

Commitments and Contingencies

(ae) Commitments and Contingencies: Provisions are recognized when the Company has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation; and a reliable estimate of the amount of the obligation can be made. Provisions are reviewed at each balance sheet date.

Recent accounting pronouncements

(af) Recent accounting pronouncements:

In May 2011, the Financial Accouting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”, (“ASU 2011-04”). ASU 2011-04 amends Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements”, (“ASC 820”), providing a consistent definition and measurement of fair value, as well as similar disclosure requirements between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain fair value measurement principles, clarifies the application of existing fair value measurement and expands the ASC 820 disclosure requirements, particularly for Level 3 fair value measurements. ASU 2011-04 will be effective for the Company's fiscal year beginning January 1, 2012. The adoption of ASU 2011-04 is not expected to have a material effect on the Company's consolidated financial statements, but may require certain additional disclosures.

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income, Presentation of Comprehensive Income (Topic 220)”, which revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options in ASC 220, “Comprehensive income”, and requires entities to report components of comprehensive income in either (i) a continuous statement of comprehensive income or (ii) two separate but consecutive statements. Under the two-statement approach, an entity is required to present components of net income and total net income in the statement of net income. The statement of other comprehensive income should immediately follow the statement of net income and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. The amendments in this ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The amendments in this ASU should be applied retrospectively and they are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. The amendments in this ASU have been adopted by the Company in the accompanying consolidated financial statements and, as a result, the consolidated financial statements for the years ended December 31, 2009 and 2010 were revised to include a separate statement of comprehensive income and to exclude the components of other comprehensive income from the statement of stockholders' equity.

In December 2011, the FASB issued ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about offsetting Assets and Liabilities”. The objective of this update is to provide enhanced disclosures that will enable financial statements' users to evaluate the effect or potential effect of netting arrangements on an entity's financial position. This includes the effect or potential effect of rights of setoff associated with an entity's recognized assets and recognized liabilities within the scope of this ASU. The amendments require enhanced disclosures by requiring improved information about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either Section 210-20-45 or Section 815-10-45. The amendments in this update are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The provisions of ASU 2011-11 are not expected to have a material impact on the Company's consolidated financial statements.

In December 2011, the FASB issued ASU 2011-12, “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items out of Accumulated Other Comprehensive Income in Accounting Standard Update No 2011-05”. The amendments in this ASU supersede certain pending paragraphs in ASU 2011-05, to effectively defer the requirement that companies present reclassification adjustments for each component of accumulated other comprehensive income in both net income and other comprehensive income on the face of the financial statements. Companies are still required to present reclassifications out of accumulated other comprehensive income on the face of the financial statements or disclose those amounts in the notes to the financial statements.

Basis of Presentation and General Information (Tables)	12 Months Ended
Dec. 31, 2011
Basis of Presentation and General Information
Schedule of revenue percentage by major charterer
	Year ended December 31, 2010

	2009	2010	2011

Charterer A – Drilling rig segment	27%	26%	21%
Charterer B – Drilling rig segment	-	20%	12%
Charterer C – Drilling rig segment	19%
Charterer D – Drilling rig segment	-	-	24%

Significant Accounting policies (Tables)	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies (Abstract)
Finite lived acquired intangible assets

Intangible assets/liabilities	Years
Tradenames	10
Software	10
Fair value of above market acquired time charters/ drilling contracts	Over remaining contract term
Fair value of below market acquired time charters / drilling contracts	Over remaining contract term

Transactions with Related Parties (Tables)	12 Months Ended
Dec. 31, 2011
Transactions with Related Parties
Transactions with Related Parties

	December 31,	December 31,
	2010	2011

Balance Sheet
Due to related party – Cardiff	$-	$-671
Due to related party – Tri-Ocean Heidmar	-	-43
Due to related party – TMS Dry	-	-6,804
Due to related party- Total	-	-7,518
Due from related party – TMS Bulkers	-	19,579
Due from related party – TMS Tankers	-	6,324
Due from related party – Cardiff Marine	20,939	-
Due from related party – Sigma and Blue Fin pool	-	243
Due from related party- Total	20,939	26,146
Advances for vessels and drillships under construction - Cardiff/TMS Bulkers/TMS Tankers, for the year	5,321	8,484
Vessels, drilling rigs, drillships, machinery and equipment, net – Cardiff /TMS Tankers, for the year/period	430	9,195
Accounts payable and other current liabilities- Sigma Pool	-	111
Other current assets- Sigma and Blue Fin pool		3635
Other non-current assets- Sigma and Blue Fin pool	$0	$675
Other non-current assets - TMS Dry	0	4,140

		December 31

Statement of Operations	2009	2010	2011
Voyage Revenues – Sigma and Blue Fin pool	-	-	12655
Voyage expenses - Cardiff Marine Inc.	-5,437	-5,614	-
Voyage expenses - TMS Tankers	-	-	-158
Voyage expenses - TMS Bulkers	-	-	-4,420
Voyage expense - TMS Dry	-	-	-236
Gain on sale of assets - commisions - Cardiff Marine Inc.	-308	-772	-
Gain on sale of assets – commissions- TMS Bulkers	-	-	-1,166
Contract termination fees and forfeiture of vessel deposits	-25,350	-	-
General and administrative expenses:
- Consultancy fees – Fabiana Srvices S.A.	-2,802	-7,598	-
- Management fees - Cardiff Marine Inc	-17,941	-20,139	-
- Management fees - TMS Tankers	-	-	-2,293
- Management fees - TMS Bulkers	-	-	-26,771
Management fees – TMS Dry	-	-	-1,602
- Consultancy fees – Vivid	-	-1700	-5,958
- SOX fees – Cardiff Marine Inc	-3,056	-1,983	-
- Rent	-13	-12	-29
- Amortization of CEO stock based compensation	($37,804)	($24,009)	($26,447)

Contract Termination Fees And Forfeiture Of Vessel Deposits Table Textblock

Compensation to unrelated parties (a)	$23,855
Compensation to related parties (b)	25,350

Total cancellation fee	$49,205
(a) The fair value of the Company’s 6.5 million common shares issued to the third-party sellers was measured on March 6, 2009 (i.e., the date when the Company terminated the contracts in accordance with their terms) using the closing stock price of $3.67 per share or an aggregate fair value of $23,855.
(b) The fair value of the compensation to terminate the purchase commitment with the related parties on five of the nine vessels was $25,350, measured using the loss in value method (calculated as the difference between the total purchase consideration and the fair value of the five vessels using independent brokers’ valuations). A portion of such compensation was in the form of the Company’s warrants with a fair value of $5,392, which was determined using the Black-Scholes Model with the Company’s common shares as the underlying security.

Acquisition of Drillship Holdings

Fair value of assets and liabilities acquired
Cash equivalents	$248
Advances for rigs and drillships under construction	625,445
Short-term borrowings (Note 11)	(31,102)
Other current liabilities	(7,656)
Long-term debt (Note 11)	(228,810)

Total fair value of net assets	$358,125

Other Current assets (Tables)	12 Months Ended
Dec. 31, 2011
Other Assets [Abstract]
Other Current Assets
	December 31,
	2010	2011
Inventories……………………………………………...	$2,836	$15,681
Deferred mobilization expenses…………………………	22,144	62,228
Prepayments and advances…………………………….	15,430	15,750
Other…………………………………………………...	7,178	10,569
	$47,588	$104,228

Advances for Vessels and Drillships under Construction and Acquisitions (Tables)	12 Months Ended
Dec. 31, 2011
Advances for Vessels and Rigs under Construction and Acquisitions [Abstract]
Advances For Vessels And Rigs Under Construction And Acquisition
	December 31,	December 31,
	2010	2011
Balance at beginning of year	$1,182,600	$2,072,699
Advances for vessels/drillships under construction and related costs	894,416	2,632,660
Vessels/drillships delivered	(4,317)	(3,677,470)
Balance at end of year	$2,072,699	$1,027,889

Vessels, Drilling Rigs, Drillships, Machinery and Equipment (Tables)	12 Months Ended
Dec. 31, 2011
Vessels, Drilling Rigs, Drillships, Machinery And Equipment [Abstract]
Vessels
Balance, December 31, 2009	$2,372,390	($314,061)	$2,058,329
Additions/transfers from vessels under construction	43,448	-	43,448
Vessel Disposals	-75,113	12,689	-62,424
Depreciation	-	-117,799	-117,799
Vessel impairment charge	-11,880	8,292	-3,588
Balance, December 31, 2010	$2,328,845	$-410,879	$1,917,966
Additions/transfers from vessels under construction	441,155	-	441,155
Vessel Disposals	-116,600	1,157	-115,443
Vessel total constructive loss	-35,261	2,125	-33,136
Depreciation	-	-109,584	-109,584
Vessel impairment charge	-253,432	108,744	-144,688
Balance, December 31, 2011	$$2,364,707	$($408,437)	$$1,956,270

Drilling Rigs, Drillships, Machinery and Equipment

	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2009	$1,453,391	($123,750)	$1,329,641
Additions	6,834	—	6,834
Disposals	-18,595	5,104	-13,491
Depreciation	—	-73,651	-73,651
Balance December 31, 2010	$1,441,630	$-192,297	$1,249,333
Additions	3,502,233	-	3,502,233
Disposals	-1,147	381	-766
Depreciation		-162,884	-162,884
Balance December 31, 2011	$$4,942,716	$($354,800)	$$4,587,916

Acquisition of OceanFreight (Tables) (OceanFreight [Member])	12 Months Ended
Dec. 31, 2011
OceanFreight [Member]
Schedule of Purchase Price Allocation [Table Text Block]
Assets:
Current assets	$12353
Vessels	187000
Vessels under construction	31822
Above-market acquired time charters	47320
Other Non Current assets	7589
Total assets acquired	286084

Liabilities:
Current liabilities, excluding current portion of long-term bank debt and current portion of financial instruments	23774
Bank debt, including current portion of $26,524	137711
Financial Instruments, including current portion of $5,990	9017
Non controlling interest	57257
Total liabilities	227,759

Net assets acquired	$58325

Cash consideration	33,760
Consideration paid in OCR’ shares (1,570,226 shares exchanged)*	24,565
Total consideration	58,325

Above Market Acquired Time Charter [Table Text Block]

	Amount Acquired	Amortization as of December 31, 2011	2012	2013	2014	2015	thereafter
Above-market acquired time charters	$47,320	$7,218	$17,012	$11,928	$7,957	$1,299	$1,906

Business Acquisition, Pro Forma Information [Table Text Block]
	2010	2011
Pro forma revenues	947,846	$1,107,854
Pro forma operating income	318,873	173,188
Pro forma net income/ (loss)	121,120	-58,255
Pro forma per share amounts:
Basic net income/ (loss) per share	0.39	-0.24

Intangible Assets and Liabilities (Tables)	12 Months Ended
Dec. 31, 2011
Intangible Assets and Liabilities [Abstract]
Schedule of Finite-Lived Intangible Assets, Future Amortization Expense [Table Text Block]

						Amortization Schedule
	Amount Acquired	Accumulated amortization as of December 31, 2010	Amortization for the year ended December 31, 2011	2012	2013	2014	2015	2016 and thereafter

Trade names	$9,145	$2,678	$877	$877	$877	$877	$877	$2,082
Software	5,888	1,849	567	565	565	565	565	1212

Total Intangible Assets, net	$15,033	$4,527	$1,444	$1,442	$1,442	$1,442	$1,442	$3,294

Above-market acquired time charters and drilling contracts	$62,373	$13,883	$8,388	$17,012	$ 11,928	$ 7,957	$ 1,299	1906

Below-market acquired time charters and drilling contracts	$65,844	$64,990	$854	$ -	$ -	$ -	$ -	$ -

Other non current assets (Tables)	12 Months Ended
Dec. 31, 2011
Other Non Current Assets Disclosure
Other Non Current Assets
	December 31,	December 31,
	2010	2011
Security deposits for derivatives	$78,600	$$33,100
Delivery payment for drillship	294,569	-
Option for construction of drillships	99,024	24,756
Other	0	15,540
Balance at end of period	$472,193	$$73,396

Long-term Debt (Tables)	12 Months Ended
Dec. 31, 2011
Long-term Debt Disclosure
Long-term Debt
	December 31, 2010	December 31, 2011
Convertible Senior Notes	$700,000	$700,000
Ocean Rig Senior Notes	0	500,000
Loan Facilities – Drybulk Segment	950,290	841,453
Loan Facilities – Tanker Segment	0	130,048
Loan Facilities – Drilling Segment	1,285,358	2,279,167
Less: Deferred financing costs	(215,956)	(192,183)
Less: Dryships participation in Ocean Rig Senior Notes	-	(18,000)
Add: Valuation of Dryships participation in Ocean Rig Senior Notes	-	1,350
Total debt	2,719,692	4,241,835
Less: Current portion	(731,232)	(429,149)
Long-term portion	$1,988,460	$3,812,686

Loan movements for credit facilities and term loans throughout the year

Loan	Loan agreement date	OriginalAmount	December 31, 2010	New Loans	Repayments	December 31, 2011
Term Bank Loan	October 2, 2007	35,000	23,000	-	-5,500	17,500
Term Bank Loan	December 4, 2007	101,150	41,637	-	-27,353	14,284
Term Bank Loan	October 5, 2007	90,000	66,000	-	-4,500	61,500
Term Bank Loan	June 20, 2008	103,200	36,400	-	-4,800	31,600
Term Bank Loan	May 13, 2008	125,000	60,000	-	-9,000	51,000
Term Bank Loan	May 5, 2008	90,000	54,000	-	-6,000	48,000
Term Bank Loan	November 16, 2007	47,000	23,000	-	-3,000	20,000
Term Bank Loan	July 23, 2008	126,400	99,150	-	-13,800	85,350
Term Bank Loan	March 13, 2008	130,000	43,614	-	-5,349	38,265
Term Bank Loan	February 7, 2011	70,000	-	70,000	-3,500	66,500
Term Bank Loan	April 20\, 2011	32,313	-	32,313	-1,077	31,236
Term Bank Loan	October 26, 2011	141,350	-	32,313	-	32,313
Term Bank Loan	April 18, 2011	800,000	-	800,000	-33,333	766,667
Credit Facility	March 31, 2006	753,637	503,490	-	-159,117	344,373
Credit Facility	September 17, 2008	1,040,000	675,833		-153,333	522,500
Credit Facility	September 10, 2007	230,000	115,000	-	-115,000	-
Credit Facility	July 18, 2008	1,125,000	194,524	795,476	-	990,000
Credit Facility	December 28, 2010	300,000	300,000	-	-300,000	-
Credit Facility	December 21, 2010	325,000	-	325,000	-325,000	-
Credit Facility	September 18, 2007	325,000	-	137,711	-8,131	129,580
Convertible Senior Notes	November 21, 2009	460,000	700,000	-	-	700,000
Ocean Rig Senior Notes	April 27, 2011	$500,000	-	483,350	-	483,350
			$2,935,648	$2,676,163	($1,177,793)	$4,434,018

Long-term Debt Principal Payments
2012	$439,848
2013	754,936
2014	997,872
2015	374,401
2016 and thereafter	1,866,961

Total principal payments	4,434,018
Less: Financing fees and equity components of notes	(192,183)

Total debt	$4,241,835

Financial Instruments and Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2011
Financial Instruments and Fair Value Measurements [Abstract]
Assets and Liabilities
	December 31, 2010				December 31, 2011

			Foreign				Foreign
		Forward	Currency			Forward	Currency
	Interest	Freight	Forward		Interest	Freight	Forward
	Rate Swaps	Agreements	Contracts	Total	Rate Swaps	Agreements	Contracts	Total
Current assets	$0	0	1,538	$1,538	$0			$0
Current liabilities	(71,640)	(1,063)	0	(72,703)	(100,104)			(100,104)
Non current liabilities	(159,376)	0	0	(159,376)	(102,346)			(102,346)

	$(231,016)	(1,063)	1,538	$(230,541)	$(202,450)	0	0	$(202,450)

Fair Values of Derivative Instruments in the Consolidated Balance Sheets - Derivatives designated as hedging instruments

Fair Values of Derivative Instruments in the Consolidated Balance Sheets:

		Asset Derivatives			Liability Derivatives

Derivatives designated as hedging instruments	Balance Sheet Location	December 31,	December 31,	Balance Sheet Location	December 31,	December 31,,
		2010	2011		2010	2011
		Fair value	Fair value		Fair value	Fair value
Interest rate swaps	Financial instruments	$0	0	Financial instruments non current liabilities	36,523	$0
Total derivatives designated as hedging instruments		0	0		36,523	0

Fair Values of Derivative Instruments in the Consolidated Balance Sheets - Derivatives not designated as hedging instruments

Fair Values of Derivative Instruments in the Consolidated Balance Sheets:

Derivatives not designated as hedging instruments
Interest rate swaps	Financial instruments-current assets	0	0	Financial instruments-current liabilities	71,640	100,104
Interest rate swaps	Financial instruments-non current assets	0	0	Financial instruments-non current liabilities	122,853	102,346
Forward freight agreements	Financial instruments-current assets	0		Financial instruments current liabilities	1,063	0
Foreign currency forward contracts	Financial instruments-current assets	1,538		Financial instruments current liabilities	0	0
Total derivatives not designated as hedging instruments		1,538			195,556	202,450
Total derivatives		$1,538	0	Total derivatives	232,079	$202,450

Effect of derivative instruments on Other Comprehensive Income/Loss
		Amount of Gain/ (Loss) Recognized in OCI on Derivatives (Effective Portion)
	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011
Derivatives designated for cash flow hedging relationships
Interest rate swaps - Unrealized gains/(losses)	16,140	($5,495)
Interest rate swaps - Realized gains/(losses) associated with capitalized interest	(5,262)	(11,539)
Total	10,878	(17,034)	0

Effect of Derivative Instruments on the Consolidated Statements of Operations
Derivatives not designated as hedging instruments	Location of Gain or (Loss) Recognized	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011
Interest rate swaps	Gain/(loss) on interest rate swaps	$23,160	($120,505)	($68,943)
Forward freight agreements	Other, net	-9,970	-3,008	1,016
Foreign currency forward contracts	Other, net	2,023	1,104	-1,538
Total		$15,213	($122,409)	($69,465)

Assets and liabilities measured at fair value on a recurring and non-recurring basis

		Quoted Prices in ActiveMarkets for Identical Assets or Liabilities (Level 1)

			Significant Other
			Observable	Unobservable
	December 31,		Inputs	Inputs
	2010		(Level 2)	(Level 3)
Recurring measurements:
Interest rate swaps-liability position	($231,016)	$ -	($231,016)	$ -
Forward freight agreements – liability position	($1,063)	($1,063)	$ -	$ -
Foreign currency forward contracts – asset position	$1,538	$1,538	$ -	$ -
Total	$(230,541)	475	(231,016)	$0

	December 31, 2011	Quoted Prices in ActiveMarkets for Identical Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Recurring measurements:
Interest rate swaps-liability position	-202,450	-	-202,450	-
Total	$(202,450)	-	(202,450)	$-

	December 31, 2010	Quoted Prices in ActiveMarkets for Identical Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Gain/(Loss)
Recurring measurements:
Long-lived assets held and used	26,500	-	26,500	-	(3,588)
Total	$26,500	-	26,500	$-	$(3,588)
		Quoted Prices in ActiveMarkets for Identical Assets or Liabilities (Level 1)

			Significant Other
			Observable	Unobservable
	December 31,		Inputs	Inputs
	2011		(Level 2)	(Level 3)	Gain/(Loss)
Non Recurring measurements:
Long-lived assets held and used	$82,550	0	82,550	0	32,584
Total	$82,550	0	82,550	$0	$32,584

Common Stock and Additional Paid-in Capital (Tables)	12 Months Ended
Dec. 31, 2011
Common Stock, Preferred Stock and Additional Paid-in Capital
Net Income Attributable to Dryships Inc. and Transfers from the Non Controlling Interest
	Year Ended December 31,

	2009	2010	2011

Net (loss)/income attributable to Dryships Inc.	($19,209)	$188,327	($70,128)
Transfers from the noncontrolling interest:
Increase in Dryships Inc. equity for acquisition of non controlling interest	352,814	-	-
Decrease in Dryships Inc. equity for issuance of subsidiary's shares	-37,511	-153,092	-75,231

Net transfers to/from the non controlling interest	315,303	-153,092	-75,231

Net income/ (loss) attributable to Dryships Inc. and transfers to/from the noncontrolling interest	$296,094	$35,235	($145,359)

Equity Incentive Plan (Tables)	12 Months Ended
Dec. 31, 2011
Equity Incentive Plan Disclosure
Equity incentive plan

			Weighted average grant
	Number of		date fair value per
	non vested shares		non vested shares
Balance December 31, 2008	634,000	$	$ 74.50
Granted	70,621		3.54
Vested	(501,650)		74.95
Balance December 31, 2009	202,971		48.69
Granted	4,503,000		6.05
Forfeited	-3,600		33.59
Vested	-2,171,173		10.00
Balance as at January 1, 2010	2,531,198		6.04
Granted	9,015,000		5.50
Vested	-3,036,048		5.68
Balance December 31, 2011	8,510,150		5.60

		Weighted average grant
	Number of	date fair value per
	vested shares	vested shares
Balance as at December 31, 2008	384,000	$74.12
Non vested shares granted in prior years and vested 2009	501,650	74.95
As at December 31, 2009	885,650	$74.59
Granted and vested	2,002,000	6.05
Non vested shares granted in prior years and vested 2010	169,173	56.73
As at December 31, 2010	3,056,823	$28.71
Granted and vested	2,005,000	5.5
Non vested shares granted in prior years and vested 2011	1,031,048	6.03
As at December 31, 2011	6,092,871	$17.23

Other non-current liabilities (Tables)	12 Months Ended
Dec. 31, 2011
Other Liabilities, Noncurrent [Abstract]
Components Non Current Liabilities Table [Text Block]
	December 31, 2010	December 31, 2011
Pension and retirement benefit obligation	$602	$2,546
Other	238	14

Total	$840	$2,560

Schedule of Changes in Projected Benefit Obligations [Table Text Block]
	2010	2011

Projected benefit obligation at January 1	$8,898	$8,097
Service cost for benefits earned	2,021	1,445
Interest cost	334	329
Settlement	(2,984)	0
Actuarial gains	149	539
Benefits paid	(72)	(87)
Payroll tax of employer contribution	(104)	(57)
Foreign currency exchange rate changes	(145)	(346)

Projected benefit obligation at end of year	$8,097	$9,920

Schedule of Changes in Fair Value of Plan Assets [Table Text Block]
	2010	2011

Fair value of plan assets at January 1,	$9,286	$7,495
Expected return on plan assets	395	356
Actual return on plan assets	(760)	(604)
Employer contributions	741	406
Settlement	(1,986)	(87)
Foreign currency exchange rate changes	(181)	(192)

Fair value of plan assets at end of year	$7,495	$7,374

Unfunded status at end of year	$(602)	$(2,546)

Schedule Amounts Not Recognized In Net Periodic Benefit Cost Recognized In Other Comprehensive Income Loss [Table Text Block]
	2010	2011

Net actuarial loss	$3,046	$2,104

Defined benefit plan adjustment, net of tax $0	$3,046	$2,104

Schedule Of Net Periodic Pension Costs Recognized In Statement Of Operations
	2009	2010	2011

Expected return on plan assets	$(378)	$(395)	$(356)
Service cost	4,121	2,021	1,445
Interest cost	280	334	329
Amortization of actuarial loss	168	47	116
Settlement	(539)	1	0

Net periodic pension cost	$3,652	$2,008	$1,534

Schedule of Defined Benefit Plan Amounts Recognized in Other Comprehensive Income (Loss) [Table Text Block]
	2009	2010	2011

Net actuarial loss/ (gain)	$(1,091)	$1,101	$234
Prior service cost/ (credit)	777	(1,020)	1,132
Amortization of actuarial loss	(256)	(506)	(424)

Total defined benefit plan adjustments net of tax $0	$(570)	$(425)	$942

Schedule or Description of Weighted Average Discount Rate [Table Text Block]
	December 31, 2009	December 31, 2010	December 31, 2011
Weighted average assumptions
Expected return on plan assets	5.70%	5.40%	4.10%
Discount rate	4.50%	4.00%	2.60%
Compensation increases	4.50%	4.00%	3.50%

Schedule Fair Value Pension Postretirement Plan Assets By Asset Category [Table Text Block]
	2010	2011
Share and other equity investments	$1,214	$1,123
Bonds and other security – fixed yield	1,289	3,402
Bonds held to maturity	1,889	1,261
Properties and real estate	1,207	1,279
Money market	668	78
Other	1,228	231

Total plan net assets at fair value	$7,495	$7,374

Schedule Plan Assets As Percentage Fair Value Total Plan Assets [Table Text Block]
	As of December 31,
	2009	2010
Shares and other equity instruments	16%	15%
Bonds	42%	64%
Properties and real estate	16%	17%
Other	26%	4%

Total	100%	100%

Schedule Fair Value Pension Postretirement Plan Assets By Level [Table Text Block]
	Level 1	Level 2	Level 3	Total
Equity securities:
US Equities	$658	$0	$0	$658
Non-US Equities	157	0	308	465
Fixed Income:
Government Bonds	2,891	549	0	3,440
Corporate Bonds	978	245	0	1,223
Alternative Investments:
Hedge funds and limited partnerships	0	231	0	231
Cash and cash equivalents	78	0	0	78
Real Estate	0	0	1,279	1,279

Net Plan Net Assets	$4,762	$1,025	$1,587	$7,374

	Level 1	Level 2	Level 3	Total
Equity securities:
US Equities	$531	$0	$132	$663
Non-US Equities	551	0	0	551
Fixed Income:
Government Bonds	2,336	842	0	3,178
Corporate Bonds	982	0	0	982
Alternative Investments:
Hedge funds and limited partnerships	0	225	0	225
Cash and cash equivalents	668	0	0	668
Real Estate	0	0	1,206	1,206
Other	22	0	0	22

Net Plan Net Assets	$5,090	$1,067	$1,338	$7,495

Schedule Changes In Fair Value Level Three Pension Postretirement Plan Assets [Table Text Block]
	Year ended December 31,
	2010	2011

Balance, beginning of year	$1,561	$1,338
Actual return on plan assets:
Assets still held at reporting date	74	177
Purchases, sales, issuances and settlements (net)	(297)	72

Net Plan Net Assets	$1,338	$1,587

Schedule of Expected Benefit Payments [Table Text Block]
December 31, 2012	$64
December 31, 2013	89
December 31, 2014	127
December 31, 2015	127
December 31, 2016-2021	1,656

Total pension payments	$2,063

Commitment and contingencies (Tables)	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure
Purchase obligations

Obligations:	Total	1st year	2nd year	3rd year

Vessels shipbuilding contracts	$$861,006	$$463,476	$292,130	$$105,400
Drillship Shipbuilding contracts	1,096,826		1,096,826
Total obligations	$$1,957,832	$463,476	$1,388,956	$105,400

Accumulated other comprehensive loss (Tables)	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Loss
Accumulated Other Comprehensive Income Loss [Table Text Block]
	Year ended December 31,

	2010			2011
	Attributable to Dryships Inc.	Attributable to non controlling interest	Total	Attributable to Dryships Inc.	Attributable to non controlling interest	Total

Cash flows hedges unrealized loss	-27,752	-8,240	-35,992	-16,921	-5,983	-22,904
Cash flows hedges realized loss	-13,105	-3,358	-16,463	-11,893	-4,204	-16,097
Senior notes unrealized loss	-	-	-	-1,350	-	-1,350
Actuarial pension gain	2,103	943	3,046	1,554	550	2,104
Total	(38,754)	(10,655)	(49,409)	(28,610)	(9,637)	(38,247)

Voyage and Vessel and Drilling Rig/Drillship Operating Expenses (Tables)	12 Months Ended
Dec. 31, 2011
Voyage Vessel Drilling Rig Operating Expenses [Abstract]
Vessel Voyage Expenses
	Year ended December 31,
Vessel Voyage Expenses	2009	2010	2011
Port charges	$$1,078	$857	$$985
Bunkers	4,601	1,305	1,834
Gain on sale of bunkers	-2,146	(17)	-4,636
Commissions charged by third parties	19,809	19,674	17,576

	23,342	21,819	15,759
Commissions charged by a related party	5,437	5,614	4,814

Total	$28,779	$27,433	$20,573

Vessel Rig Operating Expenses
	Year ended December 31,
Vessel Operating Expenses	2009	2010	2011
Crew wages and related costs	$36,560	$36,271	$$42,153
Insurance	7,695	6,663	8,199
Repairs and maintenance	31,034	28,002	40,591
Tonnage taxes	316	309	346

Total vessel operating expenses	$75,605	$71,245	$91,289

	Year ended December 31,
Rig and Drillship Operating Expenses	2009	2010	2011
Crew wages and related costs	$69,983	$60,540	$$147,331
Insurance	7,869	7,918	20,250
Repairs and maintenance	48,430	50,911	114,252

Total rig and drillship operating expenses	$126,282	$119,369	$281,833

Total	$201,887	$190,614	$373,122

Interest and Finance Costs (Tables)	12 Months Ended
Dec. 31, 2011
Interest And Finance Costs [Abstract]
Interest And Finance Costs
	Twelve-month period December 31,
	2009	2010	2011
Interest incurred on long-term debt	$94,717	$99,044	$$156,088
Amortization and write-off of financing fees	12,745	9,249	27,182
Amortization of convertible notes discount	1,769	26,516	34,144
Amortization of share lending agreement- note issuance costs	195	2,617	2,974
Other	6,387	8,850	7,083
Capitalized interest	-31,383	-78,451	-76,068
Total	$$84,430	$67,825	$151,403

Segment Information (Tables)	12 Months Ended
Dec. 31, 2011
Segment Information
Reporting Information by Segment
	Drybulk Segment				Drilling Segment			Tanker Segment			TOTAL
	As of and for the twelve-month period ended December 31,			As of and for the twelve-month period ended December 31,				As of and for the twelve-month period ended December 31,			As of and for the twelve-month period ended December 31,
	2009	2010	2011	2009		2010	2011	2009	2010	2011	2009	2010	2011

Revenues	$444,385	$457,804	$365,361	$375,449		$401,941	$699,649		-	12652	$819,834	$859,745	$1,077,662

Vessel and rig/drillship operating expenses	75,605	71,245	81,947	126,282		119,369	281,833		-	9342	201,887	190,614	373,122

Depreciation and amortization	117,522	117,799	103,436	78,787		75,092	164,632		-	6,213	196,309	192,891	274,281
(Gain)/loss on sale of assets	-2,432	-10,893	2,603	387		1,458	754		-	-	-2,045	-9,435	3,357
Impairment charge	1,578	3,588	144,688	-		-	-		-	-	1,578	3,588	144,688
General and administrative expenses	72,868	66,685	71,109	17,955		20,579	37,639		-	5,534	90,823	87,264	114,282
Gain/(loss) on interest rate swaps	1,098	-80,202	-35,488	22,062		-40,303	-33,455		-	-	23,160	-120,505	-68,943
Gain/(loss) on iFFA's	-	-	-4,724	-		-	-		-	4724	-	-	-
Income taxes	-	-	-	-12,797		-20,436	-27,428		-	-	-12,797	-20,436	-27,428

Net income/(loss)	-138,874	20,373	-144,314	126,843		170,077	97,463		-	-435	-12,031	190,450	-47,286
Net income/(loss) attributable to Dryships Inc.	-138,874	20,373	-144,314	119,665		167,954	74,621		-	-435	-19,209	188,327	-70,128
Interest and finance cost	-40,528	-91,421	-90,447	-43,902		23,596	-64,717		-	3,761	-84,430	-67,825	-151,403
Interest income	2,995	9,402	6,733	7,419		12,464	9,810		-	32	10,414	21,866	16,575
Change in fair value of derivatives	-33,950	15,320	-23,041	-26,280		33,119	-15,114		-		-60,230	48,439	-38,155

Total assets	$2,680,421	$2,470,323	$2,124,848	$3,126,574		$4,389,905	$6,066,646		124,266	$430,195	$5,806,995	$6,984,494	$8,621,689

Revenue per country

Ghana	$230,815	$227,649	$230,018
Turkey	-	176,228	50,183
Norway	123,306	-715	-
Brazil	-	-	-617
UK	19,404	-	-
Greenland	-	-	253,125
Ivory Coast	-	-	89,686
Tanzania	-	-	78,424
Total leasing and service revenues	$373,525	$403,162	$700,819

Earnings per share (Tables)	12 Months Ended
Dec. 31, 2011
Earnings Per Share
Earnings Per Share
	For the year ended December 31,

	2009			2010			2011

	Income (numerator)	Weighted-average number of outstanding shares (denominator)	Amount per share	Income (numerator)	Weighted-average number of outstanding shares (denominator)	Amount per share	Income (numerator)	Weighted-average number of outstanding shares (denominator)	Amount per share

Net income/(loss) attributable to DryShips Inc.	($19,209)	—	$ —	$188,327	—	$ —	($70,128)	—	$ —
Less: Series A Convertible Preferred stock dividends	($7,497)	—	—	($13,624)	—	—	($4,466)	—	—
Less: Non-vested common stock dividends declared and undistributed earnings	-	—	—	($2,139)	—	—	-	—	—

Basic EPS
Income/(loss) available to common stockholders	($26,706)	209,331,737	($0.13)	$172,564	268,858,688	$0.64	($74,594)	355,144,764	($0.21)

Dilutive effect of securities Preferred stock dividends	-	-	-	13,624	36,567,164	—	-	-	—

Diluted EPS
Income/(loss) available to common stockholders	($26,706)	209,331,737	($0.13)	$186,188	305,425,852	$0.61	($74,594)	355,144,764	($0.21)

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income Tax Expense (Benefit) [Abstract]
Schedule of Income before Income Tax, Domestic and Foreign [Table Text Block]
	Year Ended December 31,
	2009	2010	2011
Domestic Income/(loss) (Marshall Islands)	(370,007)	174,794	190,940
Foreign Income/ (Loss)	498,558	(19,597)	(68,214)

Total income before taxes	$128,551	$155,197	$122,726

Income Tax Expense Statutory Tax Rate [Table Text Block]
	Year Ended December 31,
	2009	2010	2011

Current Tax expense	$12,797	$20,227	$27,637
Deferred Tax expense / (benefit)	0	209	(209)
Income taxes	12,797	$20,436	$27,428

Effective tax rate	10%	13%	21%

Schedule Reconciliation Total Tax Expense [Table Text Block]
	Year Ended December 31,
	2009	2010	2011
Change in valuation allowance	(93,358)	(14,922)	(41,870)
Differences in tax rates	138,865	14,177	(3,288)
Effect of permanent differences	21,317	40	2
Adjustments in respect to current income tax of previous years	0	281	(766)
Effect of exchange rate differences	(65,472)	1,465	(3,318)
Withholding tax	11,445	19,395	26,132
Loss of tax loss carry forward because of liquidation	0	0	50,536

Total	$12,797	$20,436	$27,428

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
	Year Ended December 31,
	2010	2011
Deferred tax assets
Net operations loss carry forward	$49,707	$8,015
Accrued expenses	944	0
Accelerated depreciation of assets	8	31
Pension	157	713

Total deferred tax assets	$50,816	$8,759

Less: valuation allowance	(50,630)	(8,759)
Total deferred tax assets, net	186	0

Deferred tax liabilities
Depreciation and amortization	$(395)	$0

Total deferred tax liabilities	$(395)	$0

The amounts above are reflected in the Consolidated Balance Sheet as follows:
Net deferred tax assets/ (liability)	$(209)	$0

Long-term net deferred tax assets (liabilities)	$(209)	$0

Basis of Presentation and General Information - Additional Information (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Segment Information
Segment Reporting Percentage Threshold	10.00%	10.00%	10.00%

Basis of Presentation and General Information (Table) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Charterer A - Drilling Rig Segment
Voyage And Drilling Rigs Revenues Percentage	21.00%	26.00%	27.00%
Charterer B - Drilling Rig Segment
Voyage And Drilling Rigs Revenues Percentage	12.00%	20.00%
Charterer C - Drilling Rig Segment
Voyage And Drilling Rigs Revenues Percentage	0.00%	0.00%	19.00%
Charterer D Drilling Rig Segment [Member]
Voyage And Drilling Rigs Revenues Percentage	24.00%

Basis of Presentation and General Information - Restatement of financial statements for 2009 (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2009
Correction of erroneous application of ASC 835-20 [Member]
Decrease in interest and finance cost	$ (7,900)
Correction of erroneous application of ASC 815-30 [Member]
Decrease in interest and finance cost	(5,300)
Impact of restatement on cash flow [Member]
Incease in net cash provided by operating activities	7,900
Increase in net cash used in investing activities	$ (7,900)

Significant Accounting policies - Additional Information (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Number	Dec. 31, 2010	Dec. 31, 2009
Restricted Cash	$ 405,566	$ 773,828
Restricted Cash and Cash Equivalents, Current	72,765	578,311
Restricted cash and cash equivalents, non-current	332,801	195,517
Capitalized interest	76,068	78,451	31,383
Useful life, maximum in years	15
Estimated Residual Value Of Vessels Per Lightweight Ton	250	120
Change in Accounting Estimate [Abstract]
Effect in net loss from the change of residual value's estimation	3,878
Effect in EPS, basic	$ 0.01
Effect in EPS, diluted	$ 0.01
Vessel impairment charge	144,688	3,588	1,578
Maintentance And Vessel Operating Expense Average Annual Inflation Rate Assumption	2.00%
Fleet Utilization Assumption	98.00%
Amortization and write off of Financing Costs	27,182	9,249	12,745
Number Of Pension Benefit Plans	3
Variances On Time Charter Rates Upper Limit	97.50%
Variances On Time Charter Rates Lower Limit	92.50%
Advances for vessels and drillships under construction	1,027,889	2,072,699	1,182,600
Funding Loan Installments [Member]
Restricted Cash and Cash Equivalents, Current	72,765	576,702
Minimum Restricted Cash Deposit [Member]
Restricted Cash and Cash Equivalents, Current	0	1,609
Restricted cash and cash equivalents, non-current	332,801
Vessels [Member]
Useful life	25 years
Drilling Rigs And Drillships Bare Decks [Member]
Useful life	30 years
Drilling Rigs And Drillships Other Assets Parts [Member]
Useful life, minimum in years	5
Useful life, maximum in years	15
Drilling Rigs Machinery And Equipment [Member]
Useful life, minimum in years	5
IT And Office Equipment
Useful life	5 years
Vessel La Jolla (Member)
Change in Accounting Estimate [Abstract]
Vessel impairment charge	5,917	0	0
Option Contract With Samsung (Member)
Change in Accounting Estimate [Abstract]
Advances for vessels and drillships under construction	731,574
Drilling Rigs [Member]
Change in Accounting Estimate [Abstract]
Residual value per drillship/drilling rig	35,000
Drillships [Member]
Change in Accounting Estimate [Abstract]
Residual value per drillship/drilling rig	50,000
Cumulative installments payments to yard [Member]
Change in Accounting Estimate [Abstract]
Advances for vessels and drillships under construction	$ 961,102

Significant Accounting policies (Table) (Details)	12 Months Ended
Dec. 31, 2011
Tradenames [Member]
Estimated useful life (in years)	10
Software [Member]
Estimated useful life (in years)	10
Fair Value Of Above Market Acquired Time Charters/ Drilling Contracts
Amortization period	Over remaining contract term
Fair Value Of Below Market Acquired Time Charters/Drilling Contracts
Amortization period	Over remaining contract term

Working Capital - Additional Information (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Working Capital [Abstract]
Excess Of Current Liabilities Over Current Assets	$ 171,182
Construction installments in 2012	463,476
Loan Facilities Value Not Waived For Loan Covenant Breaches	$ 230,000

Transactions with Related Parties - Balance Sheet (Tables) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Due to Related Party	$ (7,518)	$ 0
Due from Related Party	26,146	20,939
Advances for vessels and drillships under construction	1,027,889	2,072,699	1,182,600
Accounts payable and other current liabilities	58,774	14,009
Other Assets Current	104,228	47,588
Other non-current assets	73,396	472,193
TMS Bulkers [Member]
Due from Related Party	19,579
TMS Tankers [Member]
Due from Related Party	6,324
Cardiff Marine [Member]
Due to Related Party	(671)
Due from Related Party		20,939
Sigma and Blue Fin pool [Member]
Due from Related Party	243
Other Assets Current	3,635	0
Other non-current assets	675	0
Cardiff/TMS Tankers [Member]
Vessels, drilling rigs, drillships, machinery and equipment, net	9,195	430
Cardiff/TMS Bulkers/TMS Tankers [Member]
Advances for vessels and drillships under construction	8,484	5,321
Tri Ocean Heidmar [Member]
Due to Related Party	(43)
Tms Dry [Member]
Due to Related Party	(6,804)
Other non-current assets	4,140	0
Sigma Pool [Member]
Accounts payable and other current liabilities	$ 111

Transactions with Related Parties - Statement of Operations (Tables) (Details) In Thousands, unless otherwise specified	12 Months Ended																								1 Months Ended		12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Dec. 31, 2011 Sigma and Blue Fin pool [Member] USD ($)	Dec. 31, 2010 Sigma and Blue Fin pool [Member] USD ($)	Dec. 31, 2009 Sigma and Blue Fin pool [Member] USD ($)	Dec. 31, 2011 TMS Tankers [Member] USD ($)	Dec. 31, 2010 TMS Tankers [Member] USD ($)	Dec. 31, 2009 TMS Tankers [Member] USD ($)	Dec. 31, 2011 TMS Bulkers [Member] USD ($)	Dec. 31, 2010 TMS Bulkers [Member] USD ($)	Dec. 31, 2009 TMS Bulkers [Member] USD ($)	Dec. 31, 2011 Fabiana [Member] USD ($)	Dec. 31, 2010 Fabiana [Member] USD ($)	Dec. 31, 2009 Fabiana [Member] USD ($)	Dec. 31, 2011 Vivid [Member] USD ($)	Dec. 31, 2010 Vivid [Member] USD ($)	Dec. 31, 2009 Vivid [Member] USD ($)	Dec. 31, 2011 Cardiff Marine [Member] USD ($)	Dec. 31, 2010 Cardiff Marine [Member] USD ($)	Dec. 31, 2009 Cardiff Marine [Member] USD ($)	Dec. 31, 2011 Tms Dry [Member] USD ($)	Dec. 31, 2010 Tms Dry [Member] USD ($)	Dec. 31, 2009 Tms Dry [Member] USD ($)	Jan. 21, 2009 Chairman, President and Chief Executive Officer. USD ($)	Jan. 21, 2009 Chairman, President and Chief Executive Officer. EUR (€)	Dec. 31, 2011 Chairman, President and Chief Executive Officer. USD ($)	Dec. 31, 2010 Chairman, President and Chief Executive Officer. USD ($)	Dec. 31, 2009 Chairman, President and Chief Executive Officer. USD ($)	Dec. 31, 2009 Related Party [Member] USD ($)
Voyage Revenues	$ 378,013	$ 457,804	$ 444,385	$ 12,655
Voyage expenses	(20,573)	(27,433)	(28,779)				(158)			(4,420)										(5,614)	(5,437)	(236)
Contract termination fees and forfeiture of vessel deposits	0	0	(259,459)																											(25,350)
Gain on sale of assets-commisions										1,166										(772)	(308)
General and Administrative Expense [Abstract]
Officers' Compensation														(7,598)	(2,802)										(7,000)	(5,000)
Professional and Contract Services Expense							(2,293)			(26,771)										(20,139)	(17,941)	(1,602)
Professional Fees																				(1,983)	(3,056)
Rent	(29)	(12)	(13)
Amortization of CEO stock based compensation	(26,568)	(24,200)	(38,071)																								(26,447)	(24,009)	(37,804)
Professional/Financial Fees																$ (5,958)	$ (1,700)

Transactions with Related Parties - TMS Bulkers Ltd, TMS Tankers Ltd, TMS DRY Ltd (Details)	12 Months Ended				8 Months Ended		12 Months Ended				6 Months Ended		7 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Jan. 03, 2011 USD ($)	Dec. 31, 2009 USD ($)	Sep. 01, 2010 TMS Bulkers [Member] USD ($)	Sep. 01, 2010 TMS Bulkers [Member] EUR (€)	Dec. 31, 2012 TMS Bulkers [Member] EUR (€)	Jan. 03, 2011 TMS Bulkers [Member]	Dec. 31, 2012 TMS Tankers [Member] EUR (€)	Jan. 03, 2011 TMS Tankers [Member] EUR (€)	Jun. 15, 2010 Tms Dry [Member] USD ($)	Jun. 15, 2010 Tms Dry [Member] EUR (€)	Jul. 25, 2011 Tms Dry [Member] USD ($)	Jul. 25, 2011 Tms Dry [Member] EUR (€)
Management fixed fee per vessel per day			$ 2,202		$ 1,943	€ 1,500	€ 1,545		€ 1,751	€ 1,700	$ 1,943	€ 1,500
Annual management fee adjustment maximum								5.00%		5.00%	5.00%	5.00%
Annual management fee adjustment minimum			3.00%					3.00%			3.00%	3.00%
Construction supervisory fee										1.00%	10.00%	10.00%
Commissions on charter hire agreements								1.25%		1.25%	1.25%	1.25%
Commission on purchase or sale price of vessels and rigs								1.00%		1.00%	1.00%	1.00%
Fees on contract termination	6,202,000	0		15,270,000									6,600,000
Extra Superintendents Fee													648	500
Payments for Commissions													$ 2,400,000

Transactions with Related Parties - Cardiff Marine Inc (Details)	12 Months Ended	8 Months Ended		12 Months Ended				11 Months Ended	12 Months Ended
	Jan. 03, 2011 USD ($)	Aug. 31, 2010 Cardiff Marine [Member] USD ($)	Aug. 31, 2010 Cardiff Marine [Member] EUR (€)	Dec. 31, 2011 Cardiff Marine [Member] USD ($)	Dec. 31, 2010 Cardiff Marine [Member] USD ($)	Dec. 31, 2010 Cardiff Marine [Member] EUR (€)	Dec. 31, 2009 Cardiff Marine [Member] USD ($)	Dec. 01, 2010 Global Services Agreement with Cardiff [Member]	Dec. 31, 2011 Global Services Agreement with Cardiff [Member] USD ($)	Dec. 21, 2010 Drillship Management Ageement with Cardiff [Member] USD ($)
Management fee per month per drillship										$ 40
Chartering commission		1.25%	1.25%		1.25%	1.25%				1.25%
Commission on shipyard payment or purchase price										1.00%
Commission on loan financing or refinancing		0.20%	0.20%							1.00%
Commission on insurance premiums		5.00%	5.00%							2.00%
Fees paid for employment arrangements									2,357,000
Commissions in connection with employment arrangements								10.00%
Commission on purchase or sale price of vessels and rigs		1.00%	1.00%		1.00%	1.00%		0.75%
Management fixed fee per vessel per day	2,202	786	607		1,943	1,500
Professional Services - SOX compliance		137	106
Extra Superintendents Fee		683	527		648	500
Professional Fees					1,983,000		3,056,000
Fee for commercial operations and freight collections		118	91
Fees per person per day for claims		205	158
Financial accounting services fee per day per vessel		157	121
Quarterly fees for financial accounting services		341,396	263,626
Annual management fee adjustment minimum	3.00%				3.00%	3.00%
Annual management fee adjustment maximum					5.00%	5.00%
Construction supervisory fee					10.00%	10.00%
Financial reporting requirements services fees		$ 250,000		$ 250,000

Transactions with Related Parties - Fabiana Ltd (Details) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2011 Fabiana [Member] USD ($)	Dec. 31, 2010 Fabiana [Member] USD ($)	Dec. 31, 2009 Fabiana [Member] USD ($)	Dec. 31, 2012 Compensation Committee approval on 25 January 2010 [Member]	Dec. 31, 2011 Compensation Committee approval on 25 January 2010 [Member]	Dec. 31, 2010 Compensation Committee approval on 25 January 2010 [Member]	Jan. 25, 2010 Compensation Committee approval on 25 January 2010 [Member] USD ($)	Jan. 25, 2010 Compensation Committee approval on 25 January 2010 [Member] EUR (€)	Jan. 12, 2011 Compensation Committee approval on 12 January 2011 [Member] EUR (€)	Dec. 31, 2018 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2017 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2016 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2015 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2014 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2013 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2012 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2011 Compensation Committee approval on 12 January 2011 [Member]	Jan. 21, 2009 Chairman, President and Chief Executive Officer. USD ($)	Jan. 21, 2009 Chairman, President and Chief Executive Officer. EUR (€)	Dec. 31, 2011 Chairman, President and Chief Executive Officer.
Percentage Of Shareholder																						1410.00%
Annual Remuneration				$ 7,598	$ 2,802				$ 3,500	€ 2,700	€ 4,000									$ 7,000	€ 5,000
Shares Granted									4,500,000	4,500,000	9,000,000
Common stock par value	$ 0.01	$ 0.01							$ 1
Vesting period									4	4	8
Vested number of shares on grant date									1,000,000	1,000,000	1,000,000
Vested in period						1,500,000	1,000,000	1,000,000				1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000

Transactions with Related Parties - Additional Information (Details) In Thousands, except Share data, unless otherwise specified	12 Months Ended			8 Months Ended	1 Months Ended		12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Sep. 01, 2010 Vivid [Member]	Jan. 21, 2009 Chairman, President and Chief Executive Officer. USD ($)	Jan. 21, 2009 Chairman, President and Chief Executive Officer. EUR (€)	Dec. 21, 2010 Chairman, President and Chief Executive Officer. USD ($)	Dec. 31, 2011 Member of Ocean Rig UDW's BoD USD ($)	Dec. 31, 2011 Member of Ocean Rig UDW's BoD EUR (€)	Dec. 31, 2010 Member of Ocean Rig UDW's BoD USD ($)	Dec. 31, 2010 Member of Ocean Rig UDW's BoD EUR (€)	Dec. 31, 2009 Member of Ocean Rig UDW's BoD USD ($)	Dec. 31, 2009 Member of Ocean Rig UDW's BoD EUR (€)	Dec. 31, 2011 Steel Wheel USD ($)	Dec. 31, 2011 Steel Wheel EUR (€)
Commission in connection to financing related services				2.00%
Consultancy agreement terms in year				5
Days Required For Cancellation Written Notice For Agreement				30
Common Shares							2,869,428
Percentage of common stock							2.38%
Offering Price							$ 17.5
Name of subsidiary							Ocean Rig UDW
Legal Fees								$ 61	€ 47,390	$ 125	€ 94,235	$ 0	€ 0
Officers' Compensation					7,000	5,000								411	318,082
Fees on contract termination	$ 6,202	$ 0	$ 15,270											$ 3,807	€ 2,700

Transactions with Related Parties - Contract Termination (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Contract Termination Fees Forfeiture Vessel Deposits	$ 0	$ 0	$ 259,459
Related Party [Member]
Contract Termination Fees Forfeiture Vessel Deposits			25,350
Unrelated Party [Member]
Contract Termination Fees Forfeiture Vessel Deposits			23,855
Total cancellation fees
Contract Termination Fees Forfeiture Vessel Deposits			$ 49,205

Transactions with Related Parties - Acquisition of Drillships Holdings Inc (Tables) (Details) (Drillships Holdings [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2009
Drillships Holdings [Member]
Cash equivalents	$ 248
Advances for rigs and drillships under construction	625,445
Short-term borrowings (Note 11)	(31,102)
Other current liabilities	(7,656)
Long-term debt (Note 11)	(228,810)
Total fair value of net assets	$ 358,125

Transactions with Related Parties - Cancellation of the acquisition of nine Capesize vessels (Details) (USD $)	Dec. 31, 2011	Dec. 31, 2010	Oct. 31, 2008 Original agreement numberofvessels	Apr. 09, 2009 Cancellation of the agreement	Jan. 21, 2009 Cancellation of the agreement
Total consideration			$ 1,170,000,000
Number of vessels acquisition cancelled			9
Shares Issued			19,400,000
Debt and future commitments assumed			478,300,000
Shares issued to unrelated party	424,762,094	369,649,777			6,500,000
Out of the money warrants issued					3,500,000
Warrants Cost				$ 0.01
Maximum Exercise Price Of Warrant				$ 30
Minimum Exercise Price Of Warrant				$ 20
Shares upon exercise of warrant				1
Common Stock Fair Value				$ 367
Fair value of warrants				$ 5,392

Transactions with Related Parties - Acquisition of Drillships Holdings Inc-Additional Information (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jul. 15, 2009 Ocean Rig U D W [Member]	Mar. 15, 2012 Drillships Holdings [Member]
Advances for vessels/rigs under construction for the period	$ 1,027,889	$ 2,072,699	$ 1,182,600		$ 447,445
Far value adjustment of advances for rigs under construction					178,000
Percentage of shares acquired				25.00%
Cash consideration				50,000
Face value of preferred shares issued				$ 280,000

Other Current Assets (Tables) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Other Assets [Abstract]
Inventories	$ 15,681	$ 2,836
Deferred mobilization expenses	62,228	22,144
Prepayments and advances	15,750	15,430
Other	10,569	7,178
Other Assets Current	$ 104,228	$ 47,588

Advances for Vessels and Drillships under Construction and Acquisitions (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Advances for Vessels and Rigs under Construction and Acquisitions [Abstract]
Balance at beginning of year	$ 2,072,699	$ 1,182,600
Advances for vessels/drillships under construction and related costs	2,632,660	894,416
Vessels/drillships delivered	(3,677,470)	(4,317)
Balance at end of year	$ 1,027,889	$ 2,072,699

Advances for Vessels and Drillships under Construction and Acquisitions - Additional Information (Details) (USD $)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Apr. 12, 2011 Vessels H1241 and H1242 (Member) numberofvessels DWT	Nov. 22, 2010 Twelve Newbuilding Tankers (Member) numberofvessels	Dec. 31, 2011 Ocean Rig U D W [Member] numberofoptions	Apr. 02, 2012 Ocean Rig U D W [Member] numberofoptions	May 16, 2011 Ocean Rig U D W [Member] numberofoptions	Feb. 17, 2010 OceanFreight [Member]	Feb. 17, 2010 Vessels H1637A and H1638A DWT	Apr. 18, 2011 Drillships NB#1, NB#2 and NB#3 numberofoptions	Dec. 31, 2011 Drillships NB#1, NB#2 and NB#3	Dec. 16, 2011 Vessels H1259 H1260 H1261 and H1262 [Member] numberofoptions DWT
No of Vessels Ordered				2	12					2,000
Size of Vessels				176,000						76,000			75,900
Vessel Price				$ 54,164,000	$ 771,000,000					$ 33,050	$ 608,000,000		$ 34,000
Delivery Date				Q3 AND Q4 2012						Q1 2012	Jul 2013, Sept 2013 and Nov 2013		Q4 2013, Q1 2014 and Q2 2014
Number Of Options Exercised						3					3		4
Period For Exercise Of Options								Apr 2, 2012
Total number of options						6	3	2			4
Advances for vessels and drillships under construction	$ 1,027,889,000	$ 2,072,699,000	$ 1,182,600,000						$ 31,822,000			$ 726,681,000

Advances for Vessels and Drillships under Construction and Acquisitions - Cancellation of the agreement (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2009 Cancellation of acquisition of seven drybulk vessels [Member] numberofvessels	Mar. 19, 2009 Cancellation of acquisition of seven drybulk vessels [Member]
Number Of Vessels Acquisition Cancelled 1				7
Total cancellation fee	$ 0	$ 0	$ 259,459	$ 208,158
Common stock shares issued	424,762,094	369,649,777			11,990,405
Deposits Forfeited				93,158
Cash Paid Due To Contract Cancellation				65,000
Amount Payable In Cash Or Common Shares				$ 25,000

Vessels, Drilling Rigs, Drillships, Machinery and Equipment - Vessels (Tables) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Balance at the beginning of the year	$ 1,917,966
Vessel impairment charge	(144,688)	(3,588)	(1,578)
Balance at the end of the year	1,956,270	1,917,966
Cost Of Vessel [Member]
Balance at the beginning of the year	2,328,845	2,372,390
Additions/Transfers From Vessels Under Construction	441,155	43,448
Vessel Disposals	(116,600)	(75,113)
Vessel Total Constructive Loss	(35,261)	0
Vessel impairment charge	(253,432)	(11,880)
Depreciation	0	0
Balance at the end of the year	2,364,707	2,328,845
Accumulated Depreciation Of Vessel [Member]
Balance at the beginning of the year	(410,879)	(314,061)
Additions/Transfers From Vessels Under Construction
Vessel Disposals	1,157	12,689
Vessel Total Constructive Loss	2,125
Vessel impairment charge	108,744	8,292
Depreciation	(109,584)	(117,799)
Balance at the end of the year	(408,437)	(410,879)
Net Book Value Of Vessel [Member]
Balance at the beginning of the year	1,917,966	2,058,329
Additions/Transfers From Vessels Under Construction	441,155	43,448
Vessel Disposals	(115,443)	(62,424)
Vessel Total Constructive Loss	(33,136)
Vessel impairment charge	(144,688)	(3,588)
Depreciation	(109,584)	(117,799)
Balance at the end of the year	$ 1,956,270	$ 1,917,966

Vessels, Drilling Rigs, Drillships, Machinery and Equipment - Additional information (Details) (USD $)	12 Months Ended						3 Months Ended	12 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 Vessel Primera (Member)	Dec. 31, 2010 Vessel Primera (Member)	Dec. 31, 2011 Vessels Conquistador, Brisbane, Samsara and Toro (Member)	Jun. 30, 2011 Vessel La Jolla (Member)	Dec. 31, 2011 Vessel La Jolla (Member)	Dec. 31, 2011 OceanFreight [Member]	Dec. 31, 2009 Vessels La Jolla and Toro [Member]	Dec. 31, 2009 Vessels Rapallo and Olivia [Member]	Dec. 31, 2009 Vessel Paragon [Member]	Dec. 31, 2010 Vessel Amalfi [Member]	Dec. 31, 2010 Vessels Delray, Iguana and Xanadu [Member]	Dec. 31, 2011 Vessels Avoca, Padre and Positano [Member]	Mar. 31, 2012 Vessels Avoca, Padre and Positano [Member]
Loss/(Gain) on sale of assets, net	$ 3,357,000	$ (9,435,000)	$ (2,045,000)	$ (622,000)		$ (1,449,000)		$ (527,000)				$ (2,432,000)		$ (10,893,000)
Vessel impairment charge (Note 7 and 12)	144,688,000	3,588,000	1,578,000		3,588,000	106,187,000	5,917,000								32,584,000
Payments For Advances For Vessels And Rigs Under Construction And Acquisitions	2,221,427,000	890,098,000	129,889,000
Vessel Sale Price					26,500,000		20,200,000									118,000,000
Vessels									187,000,000
Price per Vessel/Drillship											70,507,000		43,448,000
Net Proceeds From Sale Of Vessel												30,163,000		73,317,000
Loss on contract cancellation	$ 6,202,000	$ 0	$ 15,270,000							$ 15,270,000

Vessels, Drilling Rigs, Drillships, Machinery and Equipment - Drilling Rigs, Drillships, Machinery and Equipment (Tables) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Balance at the end of the year	$ 4,587,916	$ 1,249,333
Cost of Drilling Rigs, Machinery and Equipment
Balance at the beginning of the year	1,441,630	1,453,391
Additions	3,502,233	6,834
Disposals	(1,147)	(18,595)
Depreciation	0	0
Balance at the end of the year	4,942,716	1,441,630
Accumulated Depreciation of Drilling Rigs, Drillships and Equipment
Balance at the beginning of the year	(192,297)	(123,750)
Additions	0
Disposals	381	5,104
Depreciation	(162,884)	(73,651)
Balance at the end of the year	(354,800)	(192,297)
Net Book Value of Drilling Rigs, Machinery and Equipment
Balance at the beginning of the year	1,249,333	1,329,641
Additions	3,502,233	6,834
Disposals	(766)	(13,491)
Depreciation	(162,884)	(73,651)
Balance at the end of the year	$ 4,587,916	$ 1,249,333

Acquisition of OceanFreight (Tables) (Details) (OceanFreight [Member], USD $) In Thousands, unless otherwise specified	Aug. 24, 2011
OceanFreight [Member]
ASSETS
Current assets	$ 12,353
Vessels	187,000
Vessels under construction	31,822
Above-market acquired time charters	47,320
Other Non Current assets	7,589
Total assets acquired	286,084
LIABILITIES
Current liabilities, excluding current portion of long-term bank debt and current portion of financial instruments	23,774
Bank debt, including current portion of $26,524	137,711
Financial Instruments, including current portion of $5,990	9,017
Non controlling interest	57,257
Total liabilities	227,759
Net assets acquired	58,325
Cash consideration	33,760
Consideration paid in Ocean Rig UDW's shares (1,570,226 shares exchanged)	24,565
Total consideration	$ 58,325

Acquisition of Ocean Freight (Parentheticals) (Details) (OceanFreight [Member], USD $) In Thousands, except Share data, unless otherwise specified	8 Months Ended
Aug. 24, 2011
OceanFreight [Member]
Current portion of bank debt	$ 26,524
Current portion of financial instruments	$ 5,990
Shares of OCR exchanged	1,570,226

Acquisition of Ocean Freight - Additional Information (Details) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jul. 26, 2011 OceanFreight [Member]	Aug. 24, 2011 OceanFreight [Member]	Dec. 31, 2011 OceanFreight [Member]	Aug. 24, 2011 OceanFreight Capesize bulk carriers [Member] numberofvessels	Aug. 24, 2011 Ocean Freights Panamax Bulk Carriers [Member] numberofvessels	Aug. 24, 2011 Oceanfreights Very Large Ore Carriers [Member] numberofvessels
Total per share consideration				$ 19.85
Per share cash consideration				$ 11.25
Number of shares received by acquiree shareholders				0.52326
Number Of Vessels Drillships							2	4	5
Number of shares acquired					3,000,856
Percentage of shares acquired					50.50%
Advances for vessels and drillships under construction	$ 1,027,889	$ 2,072,699	$ 1,182,600		$ 94,922
Fair value adjustments for vessels under construction					63,100
Vessels Net	1,956,270	1,917,966			300,540
Fair Value Adjustment Of Vessels					113,540
Finite-Lived Intangible Assets, Accumulated Amortization						7,218
Minimum contract period					1 year
Maximum contract period					8 years
Revenues following the acquisition						11,801
Business Combination, Pro Forma Information, Earnings or Loss of Acquiree since Acquisition Date, Actual						$ (59)

Acquisition of Ocean Freight - Above Market Acquired Time Charter (Table) (Details) (OceanFreight Above Market Acquired Time Charter [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
OceanFreight Above Market Acquired Time Charter [Member]
Amount acquired	$ 47,320
Amortization as of December 31, 2011	7,218
2012	17,012
2013	11,928
2014	7,957
2015	1,299
Future Amortization Expense After Year Four	$ 1,906

Acquisition of Ocean Freight - Pro forma information (Table) (Details) (OceanFreight [Member], USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
OceanFreight [Member]
Pro forma revenues	$ 1,107,854	$ 947,846
Pro forma operating income	173,188	318,873
Pro forma net income/(loss)	$ (58,255)	$ 121,120
Basic net income/(loss) per share	$ (0.24)	$ 0.39

Intangible Assets and Liabilities (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Amortization for the year ended December 31, 2011	$ (7,534)	$ 5,557	$ 9,462
Amortization for the year ended December 31, 2011	274,281	192,891	196,309
Trade Names [Member]
Amount acquired	9,145
Amortization as of December 31, 2010		2,678
Amortization for the year ended December 31, 2011	877
2012	877
2013	877
2014	877
2015	877
2016 and thereafter	2,082
Software
Amount acquired	5,888
Amortization as of December 31, 2010		1,849
Amortization for the year ended December 31, 2011	567
2012	565
2013	565
2014	565
2015	565
2016 and thereafter	1,212
Total Intangible Assets [Member]
Amount acquired	15,033
Amortization as of December 31, 2010		4,527
Amortization for the year ended December 31, 2011	1,444
2012	1,442
2013	1,442
2014	1,442
2015	1,442
2016 and thereafter	3,294
Fair Value Of Above Market Acquired Time Charters/ Drilling Contracts
Amount acquired	62,373
Amortization as of December 31, 2010		13,883
Amortization for the year ended December 31, 2011	8,388
2012	17,012
2013	11,928
2014	7,957
2015	1,299
2016 and thereafter	1,906
Fair Value Of Below Market Acquired Time Charters/Drilling Contracts
Amount acquired	65,844
Amortization as of December 31, 2010		64,990
Amortization for the year ended December 31, 2011	854
2012	0
2013	0
2014	0
2015	0
2016 and thereafter	$ 0

Other Non Current Assets (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
OTHER NON-CURRENT ASSETS:
Security deposits for derivatives	$ 33,100	$ 78,600
Delivery payment for drillship		294,569
Option for construction of drillships	24,756	99,024
Other	15,540	0
Balance at end of year	$ 73,396	$ 472,193

Other Non Current Assets - Additional information (Details) (USD $)	12 Months Ended						11 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Ocean Rig Poseidon (Member)	Dec. 28, 2010 Ocean Rig Corcovado (Member)	Dec. 31, 2010 Ocean Rig Mykonos (Member)	Nov. 22, 2010 Option Contract With Samsung (Member)	Dec. 31, 2010 Option Contract With Samsung (Member)	Dec. 31, 2011 Ocean Rig U D W [Member] numberofoptions	Apr. 02, 2012 Ocean Rig U D W [Member] numberofoptions	May 16, 2011 Ocean Rig U D W [Member] numberofoptions	Dec. 31, 2010 Ocean Rig U D W [Member]	Dec. 31, 2011 Ocean Rig Mykonos and Ocean Rig Poseidon [Member]	Dec. 31, 2011 Upgrades for Drilling rigs [Member]	Dec. 31, 2011 Vessels Working Capital [Member]	Dec. 31, 2011 Loans Reimbusable Fee [Member]
Margin Deposit Assets	$ 33,100,000	$ 78,600,000		$ 39,500,000		$ 39,100,000							$ 33,100,000
Delivery payment for drillships		294,569,000			294,569,000
Number Of Options For Construction Of Drillships							up to 4
Price Per Vessel Drillship							608,000,000
Option for construction of drillships	24,756,000	99,024,000						24,756,000				99,024,000
Option For Future Construction Of Rigs	0	99,024,000	0						30,000,000
Number Of Options Exercised									3
Number of options per addendum											2
Total number of options									6	3	2
Advances for vessel acquisitions / rig under construction	2,221,427,000	890,098,000	129,889,000						74,268,000
Other non-current assets (Note 10)	$ 73,396,000	$ 472,193,000												$ 3,182,000	$ 4,813,000	$ 5,867,000

Long Term Debt (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Long-term Debt Disclosure
Convertible Senior Notes	$ 700,000	$ 700,000
Ocean Rig Senior Notes	500,000	0
Loan Facilities - Drybulk Segment	841,453	950,290
Loan Facilities - Tanker Segment	130,048	0
Loan Facilities - Drilling Segment	2,279,167	1,285,358
Less: Deferred financing costs	(192,183)	(215,956)
Less: Dryships participation in Ocean Rig Senior Notes	(18,000)
Add: Valuation of Dryships participation in Ocean Rigs Senior Notes	1,350
Total Debt	4,241,835	2,719,692
Less current portion	(429,149)	(731,232)
Long-term portion	$ 3,812,686	$ 1,988,460

Long Term Debt - Loan movements (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended			12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended			12 Months Ended			12 Months Ended		12 Months Ended			12 Months Ended		12 Months Ended		12 Months Ended			12 Months Ended		12 Months Ended			12 Months Ended			12 Months Ended		12 Months Ended
	Dec. 31, 2011	Apr. 20, 2011	Dec. 31, 2010	Dec. 31, 2011 Credit Facility $ 753,637 - March 31, 2006	Dec. 31, 2010 Credit Facility $ 753,637 - March 31, 2006	Dec. 31, 2011 Term Bank Loan $35,000 - October 2, 2007	Dec. 31, 2010 Term Bank Loan $35,000 - October 2, 2007	Dec. 31, 2011 Term Bank Loan $101,150 - December 4, 2007	Dec. 31, 2010 Term Bank Loan $101,150 - December 4, 2007	Dec. 31, 2011 Term Bank Loan $90,000 - October 5, 2007	Dec. 31, 2010 Term Bank Loan $90,000 - October 5, 2007	Dec. 31, 2011 Term Bank Loan $103,200 - June 20, 2008	Dec. 31, 2010 Term Bank Loan $103,200 - June 20, 2008	Dec. 31, 2011 Term Bank Loan $125,000 - May 13, 2008	Dec. 31, 2010 Term Bank Loan $125,000 - May 13, 2008	Dec. 31, 2011 Term Bank Loan $90,000 - May 5, 2008	Dec. 31, 2010 Term Bank Loan $90,000 - May 5, 2008	Dec. 31, 2011 Term Bank Loan $47,000 - November 16, 2007	Dec. 31, 2010 Term Bank Loan $47,000 - November 16, 2007	Dec. 31, 2011 Term Bank Loan $126,400 - July 23, 2008	Dec. 31, 2010 Term Bank Loan $126,400 - July 23, 2008	Dec. 31, 2011 Term Bank Loan $130,000 - March 13, 2008	Dec. 31, 2010 Term Bank Loan $130,000 - March 13, 2008	Dec. 31, 2011 Term Bank Loan $70,000 - February 7, 2011	Feb. 07, 2011 Term Bank Loan $70,000 - February 7, 2011	Dec. 31, 2010 Term Bank Loan $70,000 - February 7, 2011	Dec. 31, 2011 Term Bank Loan $32,313 - April 20, 2011	Apr. 20, 2011 Term Bank Loan $32,313 - April 20, 2011	Dec. 31, 2010 Term Bank Loan $32,313 - April 20, 2011	Dec. 31, 2011 Term Bank Loan $141,350 - October 26, 2011	Dec. 31, 2010 Term Bank Loan $141,350 - October 26, 2011	Dec. 31, 2011 Term Bank Loan $800,000 - April 15, 2011	Apr. 15, 2011 Term Bank Loan $800,000 - April 15, 2011	Dec. 31, 2010 Term Bank Loan $800,000 - April 15, 2011	Dec. 31, 2011 Credit Facility $1,040,000 - September 17, 2008	Dec. 31, 2010 Credit Facility $1,040,000 - September 17, 2008	Dec. 31, 2011 Credit Facility $230,000 - September 10, 2007	Dec. 31, 2010 Credit Facility $230,000 - September 10, 2007	Dec. 31, 2011 Credit Facility $1,125,000 - July 18, 2008	Apr. 27, 2011 Credit Facility $1,125,000 - July 18, 2008	Dec. 31, 2010 Credit Facility $1,125,000 - July 18, 2008	Dec. 31, 2011 Credit Facility $300,000 - December 28, 2010	Dec. 31, 2010 Credit Facility $300,000 - December 28, 2010	Dec. 31, 2011 Credit Facility $325,000 - December 21, 2010	Dec. 31, 2010 Credit Facility $325,000 - December 21, 2010	Dec. 21, 2010 Credit Facility $325,000 - December 21, 2010	Dec. 31, 2011 Credit Facility $325,000 - September 18, 2007	Dec. 31, 2010 Credit Facility $325,000 - September 18, 2007	Sep. 18, 2007 Credit Facility $325,000 - September 18, 2007	Dec. 31, 2011 Convertible Senior Notes $460,000 - November 21, 2009	Dec. 31, 2010 Convertible Senior Notes $460,000 - November 21, 2009	Dec. 31, 2011 Ocean Rig Senior Notes $500,000 - April 27, 2011	Dec. 31, 2010 Ocean Rig Senior Notes $500,000 - April 27, 2011
Total principal payments	$ 4,434,018	$ 495,000	$ 2,935,648	$ 344,373	$ 503,490	$ 17,500	$ 23,000	$ 14,284	$ 41,637	$ 61,500	$ 66,000	$ 31,600	$ 36,400	$ 51,000	$ 60,000	$ 48,000	$ 54,000	$ 20,000	$ 23,000	$ 85,350	$ 99,150	$ 38,265	$ 43,614	$ 66,500	$ 70,000		$ 31,236	$ 32,313		$ 32,313		$ 766,667	$ 800,000		$ 522,500	$ 675,833		$ 115,000	$ 990,000	$ 562,500	$ 194,524		$ 300,000			$ 325,000	$ 129,580		$ 325,000	$ 700,000	$ 700,000	$ 483,350
New Loans In Year	2,676,163																							70,000			32,313			32,313		800,000			0				795,476					325,000			137,711					483,350
Repayments	$ (1,177,793)			$ (159,117)		$ (5,500)		$ (27,353)		$ (4,500)		$ (4,800)		$ (9,000)		$ (6,000)		$ (3,000)		$ (13,800)		$ (5,349)		$ (3,500)			$ (1,077)					$ (33,333)			$ (153,333)		$ (115,000)					$ (300,000)		$ (325,000)			$ (8,131)

Long Term Debt - Principal Payments (Tables) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Apr. 20, 2011	Dec. 31, 2010
Long-term Debt, by Maturity [Abstract]
2012	$ 439,848
2013	754,936
2014	997,872
2015	374,401
2016 and thereafter	1,866,961
Total principal payments	4,434,018	495,000	2,935,648
Less: Financing fees and equity component of notes	(192,183)		(215,956)
Total Debt	$ 4,241,835		$ 2,719,692

Long Term Debt - Issuance of Senior Notes (Details) (USD $) In Thousands, except Share data, unless otherwise specified	11 Months Ended	12 Months Ended				4 Months Ended	11 Months Ended	12 Months Ended				12 Months Ended
	Nov. 30, 2009	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Apr. 30, 2010	Apr. 30, 2010 Issuance of Convertible Unsecured Senior Notes in April 2010 (Member)	Nov. 30, 2009 Issuance of Convertible Unsecured Senior Notes in November 2009 (Member)	Dec. 31, 2011 Own Share Lending Agreement (Member)	Dec. 31, 2010 Own Share Lending Agreement (Member)	Dec. 31, 2009 Own Share Lending Agreement (Member)	Apr. 30, 2010 Own Share Lending Agreement (Member)	Dec. 31, 2011 Expenses Related To Convertible Unsecured Senior Notes (Member)	Dec. 31, 2010 Expenses Related To Convertible Unsecured Senior Notes (Member)	Dec. 31, 2009 Expenses Related To Convertible Unsecured Senior Notes (Member)	Apr. 30, 2010 Issuance of Convertible Unsecured Senior Notes in April 2010 - Initial Issuance [Member]	Nov. 30, 2009 Issuance of Convertible Unsecured Senior Notes in November 2009 - Initial Issuance [Member]	Apr. 30, 2010 Issuance of Convertible Unsecured Senior Notes in April 2010 - Exercise of over allotment option [Member]	Nov. 30, 2009 Issuance of Convertible Unsecured Senior Notes in November 2009 - Exercise of over allotment option [Member]
Senior notes interest rate												5.00%
Number of common shares loaned											36,100,000
Nominal lending fee per share											$ 0.01
Outstanding loaned shares, fair value								$ 70,200	$ 198,189
Treasury Stock, Shares, Acquired		1,000,000							1,000,000
Debt Instrument Interest Rate Without Share Lending Agreement											5.50%
Share lending agreement, fair value											14,476
Amortization of share lending agreement notes issuance costs		2,974	2,617	195				2,974	2,617	195
Unamortized discount		192,183	215,956					8,690	11,664			127,887	162,031
Senior notes conversion price								$ 6.9	$ 7.19
Interest and finance costs(Note 19)		151,403	67,825	84,430								69,144	57,681	4,037
Amortization of convertible notes discount		34,144	26,516	1,769								34,144	26,516
Interest on long-term debt		156,088	99,044	94,717								35,000	31,165	2,268
Carrying amount of liability		4,241,835	2,719,692									572,113	537,969
Debt Instrument, Face Amount	460,000				240,000	240,000	460,000								220,000	400,000	20,000	60,000
Proceeds from Issuance of Unsecured Debt						237,202	447,810
Convertible Debt						168,483	341,156
Debt Instrument, Convertible, Carrying Amount of Equity Component						$ 71,517	$ 118,844
Debt Instrument, Convertible, Effective Interest Rate						14.00%	12.00%
Debt Instrument, Convertible, Terms of Conversion Feature	The holders may convert their Notes at any time on or after June 1, 2014 but prior to maturity. However, holders may also convert their Notes prior to June 1, 2014 under the following circumstances: (1) if the closing price of the common stock reaches and remains at or above 130% of the conversion price of $7.19 per share of common stock or 139.0821 share of common stock per $1,000 aggregate principal amount of Notes, in effect on that last trading day for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the calendar quarter immediately preceding the calendar quarter in which the conversion occurs; (2) during the ten consecutive trading-day period after any five consecutive trading-day period in which the trading price per $1,000 principal amount of the Notes for each day of that period was less than 98% of the closing price of our common stock multiplied by then applicable conversion rate; or (3) if specified distributions to holders of our common stock are made or specified corporate transactions occur. The Notes are unsecured and pay interest semi-annually at a rate of 5% per annum commencing June 1, 2010.

Long Term Debt - Ocean Rig Notes (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended					4 Months Ended	12 Months Ended				4 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Apr. 30, 2010	Nov. 30, 2009	Apr. 26, 2011 Repurchase of Notes (Member)	Dec. 31, 2011 Repurchase of Notes (Member)	Apr. 27, 2011 Noteholders Option (Member)	Apr. 27, 2011 From April 27 2015 (Member)	Apr. 27, 2011 From 27/04/2014 to April 26 2015 (Member)	Apr. 27, 2011 Ocean Rig Issuance Of Senior Notes [Member]	Dec. 31, 2011 Ocean Rig Issuance Of Senior Notes [Member]
Principal amount of senior unsecured notes				$ 240,000	$ 460,000	$ 57,000					$ 500,000
Senior notes interest rate											9.50%
Proceeds from issuance of senior notes											487,500
Interest on long-term debt	156,088	99,044	94,717									32,327
Redemption Price Of Senior Note As Percenage Of Principal Amount								100.00%	102.50%	104.50%
Principal amount of senior notes repurchased	75,000	0	0			75,000
Other Comprehensive Income Loss Net Of Tax	11,164	(16,609)	11,448				1,350
Gain on sale of notes	1,406	0	0			1,406	18,000
Amortization of convertible notes discount	$ 34,144	$ 26,516	$ 1,769									$ 2,235

Long Term Debt - Term Bank Loans and Credit Facilities (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended							3 Months Ended											12 Months Ended		3 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Apr. 20, 2011	Dec. 31, 2011 Loan for acquisition of tankers Saga and Vilamoura (Member)	Feb. 07, 2011 Loan for acquisition of tankers Saga and Vilamoura (Member) NumberOfInstallments	Dec. 31, 2010 Loan for acquisition of tankers Saga and Vilamoura (Member)	Apr. 15, 2011 Loan For Construction Of Ocean Rig Corcovado And Ocean Rig Olympia (Member) NumberOfInstallments	Dec. 31, 2011 Loan For Construction Of Ocean Rig Corcovado And Ocean Rig Olympia (Member)	Dec. 31, 2010 Loan For Construction Of Ocean Rig Corcovado And Ocean Rig Olympia (Member)	Dec. 31, 2011 Loan For Acquisition Of Tanke Daytona [Member]	Apr. 20, 2011 Loan For Acquisition Of Tanke Daytona [Member] NumberOfInstallments	Dec. 31, 2010 Loan For Acquisition Of Tanke Daytona [Member]	Dec. 31, 2011 Loans Ocean Rig [Member]	Apr. 27, 2011 Loans Ocean Rig [Member]	Apr. 20, 2011 Loans Ocean Rig [Member] NumberOfInstallments	Dec. 31, 2010 Loans Ocean Rig [Member]	Oct. 26, 2011 Loans For Construction Of Tankers Belmar Calida Lipari And Petalidi [Member] NumberOfInstallments	Dec. 31, 2011 OceanFreight's Loan - Tranche A NumberOfInstallments	Dec. 31, 2011 OceanFreights Loan Tranche B [Member] NumberOfInstallments	Apr. 20, 2011 Bridge Loan [Member]	Dec. 31, 2011 Bridge Loan [Member]	Dec. 31, 2010 Bridge Loan [Member]	Dec. 21, 2010 Bridge Loan [Member]	Dec. 31, 2011 OceanFreight Loan [Member]	Oct. 26, 2011 OceanFreight Loan [Member]	Dec. 31, 2010 OceanFreight Loan [Member]	Sep. 18, 2007 OceanFreight Loan [Member]
Long term Debt repayment installments						20		20				24				18		28	7	8
Term loan duration								5
Principal payments and repayments of long-term debt	$ 877,793	$ 217,726	$ 874,344																		$ 325,000
Line of Credit Facility, Maximum Borrowing Capacity														495,000	562,500				200,000	125,000
Long-term debt (Note 11)																										137,711
Amount Of Credit Facility Utilized																			199,000
Debt Instrument, Unused Borrowing Capacity, Amount	109,037	930,477																	86,469	43,111
Line of Credit Facility, Periodic Payment																			8,130	5,132
Repayments of Lines of Credit																			29,559	2,055
Line of Credit Facility, Unused Capacity, Commitment Fee Percentage	1.08%
Long-term Debt, Weighted Average Interest Rate	5.45%	4.80%	3.88%
Interest on long-term debt	156,088	99,044	94,717
Debt's original amount	$ 4,434,018	$ 2,935,648		$ 495,000	$ 66,500	$ 70,000		$ 800,000	$ 766,667		$ 31,236	$ 32,313		$ 990,000	$ 562,500		$ 194,524	$ 141,350						$ 325,000	$ 129,580			$ 325,000
Compliance with loan-to-value ratios	As of December 31, 2011, the Company was not in compliance with loan-to-value ratios contained in certain of its original loan agreements under which a total of $185,802 was outstanding as of that date and out of which approximately $97,302 of debt waived such breaches up to March 31, 2012. As a result, the Company may be required to prepay indebtedness or provide additional collateral to its lenders in the form of cash or other property in the total amount of $83,009 in order to comply with these ratios, including an amount of $64,384 assumed prepaid upon waiver expiry on March 31, 2012.

Financial Instruments and Fair Value Measurements (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current Assets	$ 0	$ 1,538
Current liabilities	(100,104)	(72,703)
Non current liabilities	(102,346)	(159,376)
Total	(202,450)	(230,541)
Interest Rate Swap [Member]
Current Assets	0	0
Current liabilities	(100,104)	(71,640)
Non current liabilities	(102,346)	(159,376)
Total	(202,450)	(231,016)
Forward Freight Agreements [Member]
Current Assets	0	0
Current liabilities	0	(1,063)
Non current liabilities	0	0
Total	0	(1,063)
Foreign Currency Forward Contracts [Member]
Current Assets	0	1,538
Current liabilities	0	0
Non current liabilities	0	0
Total	$ 0	$ 1,538

Financial Instruments and Fair Value Measurements - Consolidated Balance Sheets (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2011 Derivative Financial Instruments, Assets [Member] Balance Sheet Location [Member]	Jun. 30, 2011 Derivative Financial Instruments, Assets [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 31, 2010 Derivative Financial Instruments, Assets [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Jun. 30, 2011 Derivative Financial Instruments, Liabilities [Member] Balance Sheet Location [Member]	Jun. 30, 2011 Derivative Financial Instruments, Liabilities [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 31, 2010 Derivative Financial Instruments, Liabilities [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]
Derivative Instruments in Hedges, at Fair Value, Net [Abstract]
Interest rate swaps assets				$ 0	$ 0
Interest Rate Swap Asset			Financial instruments			Financial instruments non current liabilities
Interest rate swaps liabilities	202,450	231,016					0	36,523
Interest Rate Swap Liability			Financial instruments			Financial instruments non current liabilities
Total derivatives designated as hedging instruments assets				0	0
Total derivatives designated as hedging instruments liabilities							0	36,523
Derivative Instruments Not Designated as Hedging Instruments [Abstract]
Interest rate swaps current assets				0	0
Interest rate swaps assets location			Financial instruments-current assets
Interest rate swaps current liabilities							100,104	71,640
Interest rate swaps liabilities location						Financial instruments-current liabilities
Interest rate swaps non current assets				0	0
Interest Rate Swaps Asset (Not Designated)			Financial instruments-non current assets			Financial instruments-non current liabilities
Interest rate swaps non current liabilities							102,346	122,853
Interest Rate Swaps Liability (Not Designated)			Financial instruments-non current assets			Financial instruments-non current liabilities
Forward freight agreements assets				0	0
Forward freight agreements assets location			Financial instruments-current assets			Financial instruments current liabilities
Forward freight agreements liabilities							0	1,063
Forward freight agreements liabilities location			Financial instruments-current assets			Financial instruments current liabilities
Foreign currency forward contracts assets		1,538		0	1,538
Foreign Currency Forward Contracts Asset			Financial instruments-current assets			Financial instruments current liabilities
Foreign currency forward contracts liabilities							0	0
Foreign Currency Forward Contracts Liability			Financial instruments-current assets			Financial instruments current liabilities
Total derivatives not designated as hedging instruments assets				0	1,538
Total derivatives not designated as hedging instruments liabilities							202,450	195,556
Total derivatives assets				0	1,538
Total derivatives liabilities							$ 202,450	$ 232,079

Financial Instruments and Fair Value Measurements - Derivatives Designated For Cash Flow Hedging Relationships (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivative Instruments and Hedges, Assets [Abstract]
Interest rate swaps - Unrealized gains/(losses)	$ 0	$ (5,495)	$ 16,140
Interest rate swaps - Realized losses associated with capitalized interest	0	(11,539)	(5,262)
Total	$ 0	$ (17,034)	$ 10,878

Financial Instruments and Fair Value Measurements - Derivatives Not Designated As Hedging Instruments (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Interest rate swaps	$ (68,943)	$ (120,505)	$ 23,160
Foreign currency forward contracts	1,538	1,104	2,023
Gain (Loss) On Derivatives [Domain]
Interest rate swaps	(68,943)	(120,505)	23,160
Forward freight agreements	1,016	(3,008)	(9,970)
Foreign currency forward contracts	(1,538)	1,104	2,023
Total	$ (69,465)	$ (122,409)	$ 15,213
Location of Gain or (Loss) Recognized [Member]
Interest rate swaps	Gain/(loss) on interest rate swaps
Forward freight agreements	Other, net
Foreign currency forward contracts	Other, net

Financial Instruments and Fair Value Measurements - Recurring Measurements (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Interest rate swaps-liability position	$ (202,450)	$ (231,016)
Forward freight agreements - liability position		(1,063)
Foreign currency forward contracts - asset position		1,538
Total	(202,450)	(230,541)
Quoted Prices in Active Markets for Identical Assets or Liabilities (Level 1)
Interest rate swaps-liability position
Forward freight agreements - liability position		(1,063)
Foreign currency forward contracts - asset position		1,538
Total		475
Significant Other Observable Inputs (Level 2)
Interest rate swaps-liability position	(202,450)	(231,016)
Forward freight agreements - liability position
Foreign currency forward contracts - asset position
Total	(202,450)	(231,016)
Unobservable Inputs (Level 3)
Interest rate swaps-liability position
Forward freight agreements - liability position
Foreign currency forward contracts - asset position
Total		$ 0

Financial Instruments and Fair Value Measurements - Non Recurring Measurements (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Long lived assets held and used	$ 82,550	$ 26,500
Total	82,550	26,500
Quoted Prices in Active Markets for Identical Assets or Liabilities (Level 1)
Long lived assets held and used	0
Total	0
Significant Other Observable Inputs (Level 2)
Long lived assets held and used	82,550	26,500
Total	82,550	26,500
Unobservable Inputs (Level 3)
Long lived assets held and used	0
Total	0
Gain / (Loss) [Member]
Long lived assets held and used	(32,584)	(3,588)
Total	$ (32,584)	$ (3,588)

Financial Instruments and Fair Value Measurements - Additional information (Details)	12 Months Ended									12 Months Ended							12 Months Ended
	Dec. 31, 2011 USD ($) Number	Dec. 31, 2010 USD ($) Number	Dec. 31, 2009 USD ($)	Apr. 20, 2011 USD ($)	Dec. 31, 2010 NOK	Dec. 31, 2011 Acquired From Ocean Freight Number	Dec. 31, 2011 Not Designated As Hedging Instrument Number	Dec. 31, 2010 Not Designated As Hedging Instrument Number	Dec. 31, 2010 Designated As Hedging Instrument Number	Dec. 31, 2011 Cash Flow Hedge Unrealized USD ($)	Dec. 31, 2010 Cash Flow Hedge Unrealized USD ($)	Dec. 31, 2009 Cash Flow Hedge Unrealized USD ($)	Dec. 31, 2010 Cash Flow Hedge Realized USD ($)	Dec. 31, 2009 Cash Flow Hedge Realized USD ($)	Dec. 31, 2011 Convertible Senior Notes USD ($)	Dec. 31, 2011 Ocean Rig UDW USD ($)	Dec. 31, 2011 Two Loan Agreements [Member] USD ($)
Number of interest rate swaps	29	34				2	34	31	3
Notional amount of interest rate swap cap and floor agreements	$ 2,600,000,000	$ 2,500,000,000
(Unrealized)/ realized losses on cash flow hedges accumulated in other comprehensive income											35,992,000		16,463,000
Reclassification of losses on previously designated cash flow hedges to Consolidated Statement of Operations, net	13,088,000	0	0
Realized Losses on Cash Flow Hedges accumulated in other comprehensive income amount reclassified to earnings	368,000	0	0
Cash Flow Hedge Gain (Loss) to be Reclassified within Twelve Months	13,648,000
Gain/(loss) on interest rate swaps	(68,943,000)	(120,505,000)	23,160,000							28,566,000	(56,627,000)	66,354,000
Gain/(loss) on interest rate swaps (qualifying as csah flow hedges)													(17,034,000)	10,878,000
Number of forward freight agreements held		2
Change in fair value of forward freight agreements										1,063,000	7,084,000	(8,147,000)
Number of foreign currency forward contracts held	12
Notional amount of foreign currency forward contracts		28,000,000			174,000,000
Foreign currency forward contracts assets		1,538,000
Change in fair value of foreign currency forward contracts	1,538,000	1,104,000	2,023,000
Losses on cash flow hedges transferred from other comprehensive income to statement of operations	(13,456,000)	(9,901,000)
Convertible Senior Notes estimated fair value through Level 2 inputs															484,750,000	445,850,000
Long lived assets held and used - carrying amount	115,134,000	30,088,000
Long lived assets held and used - written down to fair value		26,500,000
Impairment charge on long lived assets	32,584,000	3,588,000
Two loan agreements	4,434,018,000	2,935,648,000		495,000,000													495,000,000
Amount utilized out of the Two Loan Agreements																	500,000,000
Debt Instrument, Fair Value Disclosure																	$ 548,699,000

Common Stock and Additional Paid-in Capital - Net Income attributable to Dryships Inc. and transfers from Non controlling Interest (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net Income Attributable To Dryships Inc And Transfers From Non Controlling Interest [Abstract]
NET INCOME/(LOSS) ATTRIBUTABLE TO DRYSHIPS INC.	$ (70,128)	$ 188,327	$ (19,209)
Increase in Dryships Inc. equity for acquisition of non controlling interest			352,814
Decrease in Dryships Inc. equity for issuance of subsidiary shares	(75,231)	(153,092)	(37,511)
Net transfers to/from the non controlling interest	(75,231)	(153,092)	315,303
Net income/ (loss) attributable to Dryships Inc. and transfers to/from the noncontrolling interest	$ (145,359)	$ 35,235	$ 296,094

Common Stock and Additional Paid In Capital - Issuance of Series A Preferred Stock (Details) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended	9 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	1 Months Ended	3 Months Ended	8 Months Ended	9 Months Ended
	Feb. 10, 2011	Oct. 17, 2011	Dec. 31, 2011	Jul. 15, 2009 Acquistion of 25% of Ocean Rig UDW (Member)	Dec. 31, 2011 Acquistion of 25% of Ocean Rig UDW (Member)	Feb. 10, 2011 Conversion Of Preferred Stock Following Delivery Of Ocean Rig Corcovado [Member]	Apr. 12, 2011 Conversion Of Preferred Stock Following Delivery Of Ocean Rig Olympia [Member]	Sep. 02, 2011 Conversion Of Preferred Stock Following Delivery Of Ocean Rig Poseidon [Member]	Oct. 17, 2011 Conversion Of Preferred Stock Following Delivery Of Ocean Rig Mykonos [Member]
Preferred stock shares issued				52,238,806
Conversion Premium					127.50%
Shares issued in relation to the preferred stock dividend						5,158,762	644,844	584,464	144,909
Optional conversion rate					0.7
Stock Issued During Period, Value, Acquisitions				$ 280,000
Business Acquisition, Cost of Acquired Entity, Equity Interests Issued and Issuable				268,000
Business Acquisition, Cost of Acquired Entity, Purchase Price				318,000
Business Acquisition, Cost of Acquired Entity, Cash Paid				$ 50,000
Preferred Stock, Dividend Rate, Percentage			6.75%		6.75%
Percentage Of Preferred Stock Converted						25.00%	25.00%	25.00%	25.00%
Conversion of Stock, Shares Converted		6,532,979				13,059,701	13,059,701	13,059,701	13,059,701
Stock Issued During Period, Shares, Conversion of Convertible Securities	10,242,903	5,123,905					10,242,903	10,242,903	10,242,903

Common Stock and Additional Paid-in Capital - Issuance of common shares (Details) (USD $)	12 Months Ended						9 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2009 Two at the market equity offerings	Apr. 30, 2010 Own Share Lending Agreement (Member)	Nov. 30, 2009 Own Share Lending Agreement (Member)	Sep. 30, 2010 Universal Shelf Registration Statement [Member]	Mar. 19, 2009 Cancellation of acquisition of seven drybulk vessels [Member]
Common stock shares issued	424,762,094	369,649,777		165,054,595	10,000,000	26,100,000	74,818,706	11,990,495
Proceeds from Issuance of Common Stock	$ 0	$ 341,774,000	$ 950,555,000	$ 952,369			$ 342,300,000
Nominal lending fee per share					$ 0.01
Value Of Common Shares For Sale Under Universal Shelf Registration Payment							$ 350,000,000

Common Stock and Additional Paid-in Capital - Additional Information (Details) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended	12 Months Ended					12 Months Ended		9 Months Ended	10 Months Ended	9 Months Ended	11 Months Ended
	Jan. 18, 2008	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Apr. 30, 2010	Nov. 30, 2009	Dec. 21, 2010 Ocean Rig U D W [Member]	Dec. 31, 2010 Amount recognized before the reclassification of the consideration received from the issuance od subsidiary shares [Member]	Oct. 05, 2011 Ocean Rig Partial Spin off [Member]	Oct. 19, 2011 Ocean Rig Partial Spin off [Member]	Oct. 05, 2011 Ocean Rig Partian spin off - fractional shares [Member]	Dec. 06, 2011 Common shares and senior unsecured notes [Member]
Sale of Stock, Number of Shares Issued in Transaction							28,571,428			255,036
Sale of Stock, Price Per Share							$ 17.5
Sale of Subsidiary's common stock							22.00%
Proceeds from Divestiture of Interest in Consolidated Subsidiaries		$ 0	$ 488,301	$ 0			$ 488,301
Assets, Net							2,427,121
Issuance Of Subsidiary Shares To Noncontrolling Interest		0	153,092	357,877				45,666
Adjustments to Additional Paid in Capital, Reallocation of Noncontrolling Interest			107,426
Stockholders' Equity Note, Spinoff Transaction									60,191
Treasury Stock, Shares, Acquired		1,000,000							255,036
Stockholders Rights Agreement Description	The Company’s Board of Directors declared a dividend payable of one preferred share purchase right, (“Right”), to purchase one one-thousandth of a share of the Company’s Series A Participating Preferred Stock for each outstanding common share
Debt Instrument, Face Amount					240,000	460,000
Net income loss attributable to Dryships Inc. and transfers to from noncontrolling interest		(145,359)	35,235	296,094				142,661
Shares Distributed Spin Off Transaction									2,967,291		105
Value of repurchase program												$ 500,000

Equity Incentive Plan - Non vested shares (Table) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Number Of Non Vested Shares [Member]
Number of non vested shares
Balance as at	2,531,198	202,971	634,000
Granted	9,015,000	4,503,000	70,621
Forfeited		(3,600)
Vested	(3,036,048)	(2,171,173)	(501,650)
Balance as at	8,510,150	2,531,198	202,971
Weighted average grant date fair value per non vested shares [Member]
Weighted average grant date fair value per non vested shares
Balance as at	6.04	48.69	74.5
Granted	5.5	6.05	3.54
Forfeited		33.59
Vested	5.68	10	74.95
Balance as at	5.6	6.04	48.69

Equity Incentive Plan - Vested Shares (Table) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Number of vested shares [Member]
Balance at the beginning of year	3,056,823	885,650	384,000
Non vested shares granted in prior years and vested in current year	1,031,048	169,173	501,650
Granted and vested	2,005,000	2,002,000
Balance at the end of year	6,092,871	3,056,823	885,650
Weighted average grant date fair value per vested shares [Member]
Balance as at	$ 17.23	$ 28.71	$ 74.59	$ 74.12
Non vested shares granted in prior years and vested in current year	$ 6.03	$ 56.73	$ 74.95
Granted and vested	$ 5.5	$ 6.05
Balance as at	$ 17.23	$ 28.71	$ 74.59	$ 74.12

Equity Incentive Plan - Grants of shares (Details) (USD $)	Jan. 25, 2010 Equity Incentive Plan 2008 (Member)	Jan. 16, 2008 Equity Incentive Plan 2008 (Member)	Jan. 12, 2011 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2017 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2016 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2015 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2014 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2013 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2012 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2011 Compensation Committee approval on 12 January 2011 [Member]	Jan. 25, 2010 Compensation Committee approval on 25 January 2010 [Member]	Dec. 31, 2012 Compensation Committee approval on 25 January 2010 [Member]	Dec. 31, 2011 Compensation Committee approval on 25 January 2010 [Member]	Dec. 31, 2010 Compensation Committee approval on 25 January 2010 [Member]	Mar. 05, 2010 Shares granted on 05 March 2010	Dec. 31, 2011 Shares granted on 05 March 2010	Dec. 31, 2010 Shares granted on 05 March 2010	Feb. 04, 2011 Shares granted on 04 February 2011	Mar. 05, 2008 Shares Granted to Fabiana [Member]	Mar. 28, 2008 Shares Granted to Fabiana [Member]	Oct. 02, 2008 Shares Graned to non executive directors [Member]	Dec. 31, 2011 Shares Graned to non executive directors [Member]	Mar. 01, 2011 Shares granted to executive director [Member]	Mar. 01, 2010 Shares granted to executive director [Member]	Mar. 12, 2009 Shares granted to executive director [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized	21,834,055	1,834,055
Shares Granted			9,000,000								4,500,000				2,000			15,000	1,000,000		9,000				70,621
Vested number of shares on grant date			1,000,000								1,000,000				1,000						9,000
Vested in period				1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000		1,500,000	1,000,000	1,000,000		1,000	1,000			125,000			28,248	42,373
Vested number of shares													3,000,000									14,250
Grant date fair value per share			$ 5.5								$ 6.05							$ 5.01	$ 75.09		$ 33.59				$ 3.54

Equity Incentive Plan - Additional information (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Equity Incentive Plan Disclosure
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Forfeited	3,600	0	0
Unrecognized compensation cost related to non- vested share arrangements granted	$ 32,413	$ 9,414	$ 6,372
Allocated Share-based Compensation Expense	26,568	24,200	38,701
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested in Period, Total Fair Value	$ 9,658	$ 12,466	$ 2,826

Other Non Current Liabilities - Other Non Current Liabilities Analysis (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Other Liabilities, Noncurrent [Abstract]
Pension and retirement benefit obligation	$ 2,546	$ 602
Other	14	238
Total	$ 2,560	$ 840

Other Non Current Liabilities - Projected Benefit Obligation (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other Liabilities, Noncurrent [Abstract]
Projected benefit obligation at January 1	$ 8,097	$ 8,898
Service cost for benefits earned	1,445	2,021	4,121
Interest Cost	329	334	280
Settlement	0	(2,984)
Actuarial gains	539	149
Benefits paid	(87)	(72)
Payroll tax of employer contribution	(57)	(104)
Foreign currency exchange rate changes	(346)	(145)
Projected benefit obligation at end of year	$ 9,920	$ 8,097	$ 8,898

Other Non Current Liabilities - Change in the Value of Plan Assets (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other Liabilities, Noncurrent [Abstract]
Fair Value of Plan Assets at January 1	$ 7,495	$ 9,286
Expected return on plan assets	356	395	378
Actual return on plan assets	(604)	(760)
Employer contributions	406	741
Settlement	(87)	(1,986)
Foreign currency exchange rate changes	(192)	(181)
Fair Value of Plan Assets at end of year	7,374	7,495	9,286
Unfunded status at end of year	$ (2,546)	$ (602)

Other Non Current Liabilities - Components of other comprehensive loss (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Other Liabilities, Noncurrent [Abstract]
Net actuarial loss	$ 2,104	$ 3,046
Defined benefit plan adjustment, net of tax of $0	$ 2,104	$ 3,046

Other Non Current Liabilities - Components of net Periodic Pension Cost (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other Liabilities, Noncurrent [Abstract]
Expected return on plan assets	$ (356)	$ (395)	$ (378)
Service cost	1,445	2,021	4,121
Interest Cost	329	334	280
Amortization of actuarial loss	116	47	168
Settlement	0	1	(539)
Net periodic pension cost	$ 1,534	$ 2,008	$ 3,652

Other Non Current Liabilities - Components of changes in Plan Assets and Benefit Obligations recognized in Other Comprehensive Income (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net actuarial loss (gain)	$ 539	$ 149
Amortization of actuarial loss	116	47	168
Recognised In Other Comprehensive Income [Member]
Net actuarial loss (gain)	234	1,101	(1,091)
Prior service cost(credit)	1,132	(1,020)	777
Amortization of actuarial loss	(424)	(506)	(256)
Total defined benefit plan adjustments net of tax $0	$ 942	$ (425)	$ (570)

Other Non Current Liabilities - Weighted Average Assumptions used to Determine Net Periodic Pension Cost (Table) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other Liabilities, Noncurrent [Abstract]
Expected return on plan assets	4.10%	5.40%	5.70%
Discount rate	2.60%	4.00%	4.50%
Compensation increases	3.50%	4.00%	4.50%

Other Non Current Liabilities - Pension Assets at Fair Value (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other Liabilities, Noncurrent [Abstract]
Share and other equity investments	$ 1,123	$ 1,214
Bonds and other security - fixed yield	3,402	1,289
Bonds held to maturity	1,261	1,889
Properties and real estate	1,279	1,207
Money market	78	668
Other	231	1,228
Total plan net assets at fair value	$ 7,374	$ 7,495	$ 9,286

Other Non Current Liabilities - Major Categories of Plan Assets as a Percentage of the Total Fair Value of Plan Assets (Table) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Other Liabilities, Noncurrent [Abstract]
Shares and other equity instruments	15.00%	16.00%
Bonds	64.00%	42.00%
Properties and real estate	17.00%	16.00%
Other	4.00%	26.00%
Total	100.00%	100.00%

Other Non Current Liabilities - Fair Value of Pension Assets by Level (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net Plan Net Assets	$ 7,374	$ 7,495	$ 9,286
Fair Value, Inputs, Level 1 [Member]
Net Plan Net Assets	4,762	5,090
Fair Value, Inputs, Level 2 [Member]
Net Plan Net Assets	1,025	1,067
Fair Value, Inputs, Level 3 [Member]
Net Plan Net Assets	1,587	1,338
Us Equity Securities [Member]
Net Plan Net Assets	658	663
Us Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Net Plan Net Assets	658	531
Us Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member]
Net Plan Net Assets	0	0
Us Equity Securities [Member] | Fair Value, Inputs, Level 3 [Member]
Net Plan Net Assets	0	132
Non Us Equity Securities [Member]
Net Plan Net Assets	465	551
Non Us Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Net Plan Net Assets	157	551
Non Us Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member]
Net Plan Net Assets	0	0
Non Us Equity Securities [Member] | Fair Value, Inputs, Level 3 [Member]
Net Plan Net Assets	308	0
Government Debt Securities [Member]
Net Plan Net Assets	3,440	3,178
Government Debt Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Net Plan Net Assets	2,891	2,336
Government Debt Securities [Member] | Fair Value, Inputs, Level 2 [Member]
Net Plan Net Assets	549	842
Government Debt Securities [Member] | Fair Value, Inputs, Level 3 [Member]
Net Plan Net Assets	0	0
Corporate Debt Securities [Member]
Net Plan Net Assets	1,223	982
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Net Plan Net Assets	978	982
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 2 [Member]
Net Plan Net Assets	245	0
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 3 [Member]
Net Plan Net Assets	0	0
Hedge Funds Limited Partnerships [Member]
Net Plan Net Assets	231	225
Hedge Funds Limited Partnerships [Member] | Fair Value, Inputs, Level 1 [Member]
Net Plan Net Assets	0	0
Hedge Funds Limited Partnerships [Member] | Fair Value, Inputs, Level 2 [Member]
Net Plan Net Assets	231	225
Hedge Funds Limited Partnerships [Member] | Fair Value, Inputs, Level 3 [Member]
Net Plan Net Assets	0	0
Other Investments [Member]
Net Plan Net Assets		22
Other Investments [Member] | Fair Value, Inputs, Level 1 [Member]
Net Plan Net Assets		22
Other Investments [Member] | Fair Value, Inputs, Level 2 [Member]
Net Plan Net Assets		0
Other Investments [Member] | Fair Value, Inputs, Level 3 [Member]
Net Plan Net Assets		0
Cash and Cash Equivalents [Member]
Net Plan Net Assets	78	668
Cash and Cash Equivalents [Member] | Fair Value, Inputs, Level 1 [Member]
Net Plan Net Assets	78	668
Cash and Cash Equivalents [Member] | Fair Value, Inputs, Level 2 [Member]
Net Plan Net Assets	0	0
Cash and Cash Equivalents [Member] | Fair Value, Inputs, Level 3 [Member]
Net Plan Net Assets	0	0
Real Estate [Member]
Net Plan Net Assets	1,279	1,206
Real Estate [Member] | Fair Value, Inputs, Level 1 [Member]
Net Plan Net Assets	0	0
Real Estate [Member] | Fair Value, Inputs, Level 2 [Member]
Net Plan Net Assets	0	0
Real Estate [Member] | Fair Value, Inputs, Level 3 [Member]
Net Plan Net Assets	$ 1,279	$ 1,206

Other Non Current Liabilities - Summary of Changes in the Fair Value of the Pension Assets Classified as Level 3 Assets (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Fair Value, Inputs, Level 3 [Member]
Balance, beginning of year				$ 1,338	$ 1,561
Actual return on plan assets:
Assets still held at reporting date				72	74
Purchases, sales, issuances and settlements (net)					(297)
Net Plan Net Assets	$ 7,374	$ 7,495	$ 9,286	$ 1,587	$ 1,338

Other Non Current Liabilities - Pension Benefits Payments Expected to be Paid by the Company (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Other Liabilities, Noncurrent [Abstract]
December 31, 2012	$ 64
December 31, 2013	89
December 31, 2014	127
December 31, 2015	127
December 31, 2016 - 2021	1,656
Total pension payments	$ 2,063

Other Non Current Liabilities - Additional information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Number NumberofEmployees	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2012
Number Of Pension Benefit Plans	3
Number Of Employees Covered By Pension Benefit Plans	521
Accumulated benefit obligation for the pension plans	$ 7,037	$ 2,995
Net periodic pension cost	1,534	2,008	3,652
Estimated net loss for pension benefits				183
Contributions made to the defined benefit pension plan	405
US Gaap Fair Value Tiers, level 1 listed equities daily average turnover threshold	3,462
Estimated employer contribution to the defined benefit plan				986
Contribution to the defined contribution pension plan	$ 3,738	$ 1,775	$ 104
Ocean Rig U D W [Member]
Number Of Pension Benefit Plans	8
Number Of Employees Covered By Pension Benefit Plans	53

Commitment and contingencies - Purchase Obligations (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Statement [Line Items]
First Year	$ 463,476
Vessels shipbuilding contract (Member)
Calculation [Abstract]
Total of Contractual Purchase Obligation	861,006
Statement [Line Items]
First Year	463,476
Second Year	292,130
Third Year	105,400
Total	861,006
Drillship Shipbuilding contract (Member)
Calculation [Abstract]
Total of Contractual Purchase Obligation	1,096,826
Statement [Line Items]
First Year	0
Second Year	1,096,826
Third Year	0
Total	1,096,826
Total Obligations (Member)
Calculation [Abstract]
Total of Contractual Purchase Obligation	1,957,832
Statement [Line Items]
First Year	463,476
Second Year	1,388,956
Third Year	105,400
Total	$ 1,957,832

Commitment and contingencies - Contractual Charter Revenues (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Unbilled Receivables, Not Billable at Balance Sheet Date [Abstract]
Twelve months ending December 31, 2012	$ 952,530
Twelve months ending December 31, 2013	540,992
Twelve months ending December 31, 2014	432,676
Twelve months ending December 31, 2015	112,533
Twelve months ending December 31, 2016 and thereafter	$ 162,567

Commitment and contingencies - Operating Leases (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Office in Greece
Twelve months ending December 31, 2012	$ 44
Twelve months ending December 31, 2013	44
Twelve months ending December 31, 2014	44
Twelve months ending December 31, 2015	44
Twelve months ending December 31, 2016	12
Offices in Norway and Cyprus
Twelve months ending December 31, 2012	1,241
Twelve months ending December 31, 2013	1,241
Twelve months ending December 31, 2014	$ 895

Commitment and contingencies - Additional Information (Details) (USD $)	4 Months Ended	6 Months Ended
	May 03, 2010	Jun. 30, 2011
Company's vessel release of detention
Security Paid For Release Of Vessel	$ 1,500,000
Payments for Legal Settlements		2,400,000
Amount Reimbursed To Related Party		2,000,000
Retroactively levy of import export duties (Member)
Maximum Amount For Import Export Duties		$ 9,000,000

Commitments and Contingencies - Toro's sale agreement (Details) (Toro's sale agreement (Member), USD $) In Thousands, unless otherwise specified	1 Months Ended
	Jan. 29, 2009	Feb. 13, 2009	Jul. 17, 2008 DWT
Toro's sale agreement (Member)
Size of Vessels			73,034
Vessel Sale Price			$ 63,400
Revised vessel sale price	36,000
Security Deposit Released In Favor Of Company	6,300
Additional Security deposit	1,500
Security deposit not paid		$ 1,500

Accumulated other comprehensive loss (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Total	$ (28,610)	$ (38,754)
Total
Cash flows hedges unrealized loss	(22,904)	(35,992)
Cash flows hedges realized loss	(16,097)	(16,463)
Senior notes unrealized loss	(1,350)
Actuarial pension gain	2,104	3,046
Total	(38,247)	(49,409)
Attributable to Dryships Inc.
Cash flows hedges unrealized loss	(16,921)	(27,752)
Cash flows hedges realized loss	(11,893)	(13,105)
Senior notes unrealized loss	(1,350)
Actuarial pension gain	1,554	2,103
Total	(28,610)	(38,754)
Attributable to non controlling interest
Cash flows hedges unrealized loss	(5,983)	(8,240)
Cash flows hedges realized loss	(4,204)	(3,358)
Senior notes unrealized loss
Actuarial pension gain	550	943
Total	$ (9,637)	$ (10,655)

Voyage and Vessel and Drilling Rig/Drillship Operating Expenses - Vessel Voyage Expenses (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Voyage Vessel Drilling Rig Operating Expenses [Abstract]
Port Charges	$ 985	$ 857	$ 1,078
Bunkers	1,834	1,305	4,601
Gain On Sale of Bunkers	(4,636)	(17)	(2,146)
Commissions Charged By Third Parties	17,576	19,674	19,809
Voyage Expenses Excluding Related Party	15,759	21,819	23,342
Commissions Charged By Related Party	4,814	5,614	5,437
Voyage expenses	$ 20,573	$ 27,433	$ 28,779

Voyage and Vessel and Drilling Rig/Drillship Operating Expenses - Vessel and Rig Operating Expenses (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Total	$ 373,122	$ 190,614	$ 201,887
Vessel Operating Expenses [Member]
Crew wages and related costs	42,153	36,271	36,560
Insurance	8,199	6,663	7,695
Repairs and maintenance	40,591	28,002	31,034
Tonnage Taxes	346	309	316
Total vessel operating expenses	91,289	71,245	75,605
Rig And Drillship Operating Expenses [Member]
Crew wages and related costs	147,331	60,540	69,983
Insurance	20,250	7,918	7,869
Repairs and maintenance	114,252	50,911	48,430
Rig And Drillship Operating Expenses Total	$ 281,833	$ 119,369	$ 126,282

Interest and Finance Costs (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Interest and Debt Expense [Abstract]
Interest on long-term debt	$ 156,088	$ 99,044	$ 94,717
Amortization and write off of Financing Fees	27,182	9,249	12,745
Amortization of convertible notes discount	34,144	26,516	1,769
Amortization of share lending agreement notes issuance costs	2,974	2,617	195
Other	7,083	8,850	6,387
Capitalized interest	(76,068)	(78,451)	(31,383)
Total	$ 151,403	$ 67,825	$ 84,430

Segment Information (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Total revenues	$ 1,077,662	$ 859,745	$ 819,834
Vessel, drilling rigs and drillships operating expenses (Note 18)	373,122	190,614	201,887
Depreciation and amortization	274,281	192,891	196,309
(Gain)/Loss on sale of assets	3,357	(9,435)	(2,045)
Impairment charge	144,688	3,588	1,578
General and administrative expenses	114,282	87,264	90,823
Gain/(loss) on interest rate swaps	(68,943)	(120,505)	23,160
Income tax expense	(27,428)	(20,436)	(12,797)
NET INCOME/(LOSS)	(47,286)	190,450	(12,031)
NET INCOME/(LOSS) ATTRIBUTABLE TO DRYSHIPS INC.	(70,128)	188,327	(19,209)
Interest and finance cost	(151,403)	(67,825)	(84,430)
Interest income	16,575	21,866	10,414
Change in fair value of derivatives	(38,155)	48,439	(60,230)
Drybulk Segment (Member)
Total revenues	365,361	457,804	444,385
Vessel, drilling rigs and drillships operating expenses (Note 18)	81,947	71,245	75,605
Depreciation and amortization	103,436	117,799	117,522
(Gain)/Loss on sale of assets	2,603	(10,893)	(2,432)
Impairment charge	144,688	3,588	1,578
General and administrative expenses	71,109	66,685	72,868
Gain/(loss) on interest rate swaps	(35,488)	(80,202)	1,098
Gain/(loss) on FFA's	(4,724)
Income tax expense
NET INCOME/(LOSS)	(144,314)	20,373	(138,874)
NET INCOME/(LOSS) ATTRIBUTABLE TO DRYSHIPS INC.	(144,314)	20,373	(138,874)
Interest and finance cost	(90,447)	(91,421)	(40,528)
Interest income	6,733	9,402	2,995
Change in fair value of derivatives	(23,041)	15,320	(33,950)
Tanker Segment (Member)
Total revenues	12,652		0
Vessel, drilling rigs and drillships operating expenses (Note 18)	9,342		0
Depreciation and amortization	6,213		0
(Gain)/Loss on sale of assets			0
Impairment charge			0
General and administrative expenses	5,534		0
Gain/(loss) on interest rate swaps			0
Gain/(loss) on FFA's	4,724		0
Income tax expense			0
NET INCOME/(LOSS)	(435)		0
NET INCOME/(LOSS) ATTRIBUTABLE TO DRYSHIPS INC.	(435)		0
Interest and finance cost	3,761		0
Interest income	32		0
Change in fair value of derivatives	0		0
Drilling Rigs Segment (Member)
Total revenues	699,649	401,941	375,449
Vessel, drilling rigs and drillships operating expenses (Note 18)	281,833	119,369	126,282
Depreciation and amortization	164,632	75,092	78,787
(Gain)/Loss on sale of assets	754	1,458	387
Impairment charge
General and administrative expenses	37,639	20,579	17,955
Gain/(loss) on interest rate swaps	(33,455)	(40,303)	22,062
Gain/(loss) on FFA's
Income tax expense	(27,428)	(20,436)	(12,797)
NET INCOME/(LOSS)	97,463	170,077	126,843
NET INCOME/(LOSS) ATTRIBUTABLE TO DRYSHIPS INC.	74,621	167,954	119,665
Interest and finance cost	(64,717)	23,596	(43,902)
Interest income	9,810	12,464	7,419
Change in fair value of derivatives	$ (15,114)	$ 33,119	$ (26,280)

Segment Information - Total Assets (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Total assets	$ 8,621,689	$ 6,984,494
Drybulk Segment (Member)
Total assets	2,124,848	2,470,323	2,680,421
Tanker Segment (Member)
Total assets	430,195	124,266	0
Drilling Rigs Segment (Member)
Total assets	$ 6,066,646	$ 4,389,905	$ 3,126,574

Segment Information - Revenue per country (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Total leasing and service revenues	$ 700,819	$ 403,162	$ 373,525
Ghana [Member]
Total leasing and service revenues	230,018	227,649	230,815
Turkey [Member]
Total leasing and service revenues	50,183	176,228
Norway [Member]
Total leasing and service revenues		(715)	123,306
Brazil [Member]
Total leasing and service revenues	(617)
Uk [Member]
Total leasing and service revenues			19,404
Greenland [Member]
Total leasing and service revenues	253,125
Ivory Coast [Member]
Total leasing and service revenues	89,686
Tanzania [Member]
Total leasing and service revenues	$ 78,424

Earnings per share (Table) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Earnings Per Share Reconciliation [Abstract]
Net income/(loss) attributable to DryShips Inc.	$ (70,128)	$ 188,327	$ (19,209)
Less:Series A Convertible Preferred stock dividends	(4,466)	(13,624)	(7,497)
Less: Non-vested common stock dividends declared and undistributed earnings		(2,139)
Basic EPS
Income/(loss) available to common stockholders	(74,594)	172,564	(26,706)
Weighted Average Number Of Shares Outstanding Basic	355,144,764	268,858,688	209,331,737
EARNINGS/(LOSS) PER COMMON SHARE ATTRIBUTABLE TO DRYSHIPS INC. COMMON STOCKHOLDERS, BASIC (Note 21)	$ (0.21)	$ 0.64	$ (0.13)
Diluted EPS
Net income loss available to common stockholders	(74,594)	172,564	(26,706)
Dilutive effect of securities Preferred stock dividends, value		13,624
Net Income (Loss) Available to Common Stockholders, Diluted	$ (74,594)	$ 186,188	$ (26,706)
Weighted Average Number Diluted Shares Outstanding Adjustment		36,567,164
WEIGHTED AVERAGE NUMBER OF COMMON SHARES, DILUTED	355,144,764	305,425,852	209,331,737
EARNINGS/(LOSS) PER COMMON SHARE ATTRIBUTABLE TO DRYSHIPS INC. COMMON STOCKHOLDERS, DILUTED (Note 21)	$ (0.21)	$ 0.61	$ (0.13)

Earnings per share - Additional information (Details) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended	9 Months Ended	12 Months Ended				6 Months Ended	12 Months Ended	8 Months Ended	9 Months Ended	3 Months Ended	1 Months Ended
	Feb. 10, 2011	Oct. 17, 2011	Dec. 31, 2011	Dec. 31, 2010	Apr. 30, 2010 Own Share Lending Agreement (Member)	Nov. 30, 2009 Own Share Lending Agreement (Member)	Jul. 15, 2009 Acquistion of 25% of Ocean Rig UDW (Member)	Dec. 31, 2011 Acquistion of 25% of Ocean Rig UDW (Member)	Sep. 02, 2011 Conversion Of Preferred Stock Following Delivery Of Ocean Rig Poseidon [Member]	Oct. 17, 2011 Conversion Of Preferred Stock Following Delivery Of Ocean Rig Mykonos [Member]	Apr. 12, 2011 Conversion Of Preferred Stock Following Delivery Of Ocean Rig Olympia [Member]	Feb. 10, 2011 Conversion Of Preferred Stock Following Delivery Of Ocean Rig Corcovado [Member]
Percentage Of Preferred Stock Converted									25.00%	25.00%	25.00%	25.00%
Preferred stock shares issued							52,238,806
Stock Issued During Period, Value, Acquisitions							$ 280,000
Conversion of Stock, Shares Converted		6,532,979							13,059,701	13,059,701	13,059,701	13,059,701
Stock Issued During Period, Shares, Conversion of Convertible Securities	10,242,903	5,123,905							10,242,903	10,242,903	10,242,903
Conversion of preferred stock									584,464	144,909	644,844	5,158,762
Common stock shares issued			424,762,094	369,649,777	10,000,000	26,100,000
Treasury Stock, Shares, Acquired			1,000,000
Preferred Stock, Dividend Rate, Percentage			6.75%					6.75%

Income Taxes - Ocean Rig UDWs Income/(Losses) Before Taxes by Country (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Total income before taxes	$ (19,858)	$ 210,886	$ 766
Drilling Rigs Segment (Member)
Domestic income/(loss) (Marshall Islands)	190,940	174,794	(370,007)
Foreign Income/(loss)	(68,214)	(19,597)	498,558
Total income before taxes	$ 122,726	$ 155,197	$ 128,551

Income Taxes - Each Entitys Total Income Tax Expense for the Period and Statutory Tax Rate (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Tax Expense (Benefit) [Abstract]
Current Tax Expense	$ 27,637	$ 20,227	$ 12,797
Deferred Tax Expense (Benefit)	(209)	209	0
Income taxes	$ 27,428	$ 20,436	$ 12,797
Effective Tax Rate	21.00%	13.00%	10.00%

Income Taxes - Reconciliation of Total Tax Expense (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Reconciliation of total tax expense
Change in valuation allowance	$ (41,870)	$ (14,922)	$ (93,358)
Differences in tax rates	(3,288)	14,177	138,865
Effect of permanent differences	2	40	21,317
Adjustments in respect to current income tax of previous years	(766)	281	0
Effect of exchange rate differences	(3,318)	1,465	(65,472)
Withholding tax	26,132	19,395	11,445
Loss of tax loss carry forward because of liquidation	50,536	0	0
Total	$ 27,428	$ 20,436	$ 12,797

Income Taxes - Deferred Tax Assets and Liabilities (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Deferred tax assets
Net operations loss carry forward	$ 8,015	$ 49,707
Accrued expenses	0	944
Accelerated depreciation of assets	31	8
Pension	713	157
Total deferred tax assets	8,759	50,816
Less: valuation allowance	(8,759)	(50,630)
Total deferred tax assets, net	0	186
Deferred tax liabilities
Depreciation and amortization	0	(395)
Total deferred tax liabilities	0	(395)
The amounts above are reflected in the Consolidated Balance Sheet as follows:
Net deferred tax assets/ (liability)	0	(209)
Long-term net deferred tax assets (liabilities)	$ 0	$ (209)

Income Taxes - Additional information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Percentage of Marshall Islands and Malta ship-owning subsidiaries' stock treated as owned by individuals resident in the Marshall Islands	100.00%
Percentage of current tax expense		95.00%	89.00%
Deferred tax assets, net	$ 0	$ 186
Deferred tax assets, gross	8,759	50,816
Deferred tax liabilities	0	(395)
Deferred tax assets, valuation allowance	8,759	50,630
Operating loss carryforwards	25,594
Tax returns periods subject to examination	3 to 6 years
Ghana Tanzania and Turkey
Percentage of current tax expense	92.00%
Reversed
Deferred tax assets, net			91,600
Deferred tax assets, gross			105,100
Deferred tax liabilities			13,500
Deferred tax assets, valuation allowance			91,600
Marshall Islands
Tax Rate	0.00%

Subsequent Events - Additional information (Details) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended				1 Months Ended					2 Months Ended
	Feb. 06, 2012 Integer Number	Dec. 31, 2011 Number	Apr. 20, 2011	Dec. 31, 2010 Number	Jan. 23, 2012 Drilling Rig Eirik Raude [Member] Integer Days	Jan. 23, 2012 Eirik Raude - Option Days Integer numberofoptions	Feb. 06, 2012 Drilling Rig Leiv Eiriksson [Member]	Feb. 06, 2012 Leiv Eiriksson - Option Integer numberofoptions	Feb. 12, 2012 New interest rate swap agreement Integer	Feb. 29, 2012 Two Agreements For Shortall In Security Cover Ratio [Member]	Feb. 13, 2012 Construction Cost Of Three Bulkers Vessels [Member]	Feb. 14, 2012 Construction Cost of H1227 H1228 and H1229 [Member]
Maximum Total Revenue Backlog					$ 52,000		$ 653,000
Number Of Wells	15				3	1		6
Term of contract, days					60	20
Total number of options						1		3
Minimum contract period							1070 days
Number of interest rate swaps		29		34					9
Notional Amount of Interest Rate Derivatives		2,600,000		2,500,000					988,785
Higher fixed interest rate									1.21%
Lower fixed interest rate									0.87%
Number Of Subsidiarys Shares Pledged										10,000,000
Total principal payments		$ 4,434,018	$ 495,000	$ 2,935,648							$ 87,654	$ 122,580